UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-05782

PNC Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza Baltimore, MD	21201
(Address of principal executive offices)	(Zip code)

Jennifer E. Spratley

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-551-2145

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

PNC Funds, Inc.

Shareholder Update and
Annual Report

MAY 31, 2008

PNC
MUTUAL FUNDS

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the PNC Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by The PNC Financial Services Group, Inc., its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

PNC Fund Distributor, LLC serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Funds’ investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Funds have no obligation to update or revise forward-looking statements.

PNC Funds, Inc.

Shareholder Update and Annual Report

May 31, 2008

A Message from the President

Dear Shareholders:

We are pleased to present you with this annual report for PNC Funds, Inc., providing a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a schedule of portfolio investments listing securities held as of May 31, 2008 for each of the PNC Mutual Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, Inc. may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12-month period.

* * *

Economic Review

Despite attention-grabbing headlines about a looming recession, the U.S. economy slowed but continued to eke out positive growth during the annual period. Real Gross Domestic Product (“GDP”) was 4.9% in the third quarter of 2007 before waning to 0.6% in the fourth quarter of 2007 and 0.9% in the first quarter of 2008. Contributing most to this slowing momentum was a decline in housing and weakness in consumer spending. The modest acceleration in real GDP in the early months of 2008 primarily reflected an upturn in inventory investment. Further impacting the economy was non–farm payroll growth, which decelerated over the annual period. The unemployment rate rose to 5.5% in May 2008, up significantly from the 4.5% rate one year earlier. Oil prices nearly doubled over the 12 months, surging from just over $64 per barrel at the end of May 2007 to approximately $127 per barrel at the end of May 2008. In turn, the Consumer Price Index rose to an annualized rate of 4.2% at the end of the annual period, compared to 2.6% at the end of May 2007. Core inflation, which excludes food and energy prices, stood at a 2.3% annualized rate.

Making the most headlines, perhaps, were the financial and credit markets, which continued to take repeated blows from the fallout of the subprime mortgage crisis. Indeed, several banks were forced to take large-scale write-downs, and the stability of financial guarantors came into question. Such ongoing turmoil led the Federal Reserve Board (the “Fed”) to take unprecedented steps to add liquidity to the financial system and to dramatically lower the targeted federal funds rates from 5.25% to 2.00% during the annual period. At the end of the period, the targeted federal funds rate stood at its lowest level since December 2004.

Equities

Virtually all of the major U.S. equity indices finished the 12 months ended May 31, 2008 in negative territory, as concerns about whether the U.S. economy was in a recession or not dominated. Year-over-year corporate profit growth in the first quarter of 2008 was 1.7% compared with 2.5% in the fourth quarter of 2007 and 1.8% in the third quarter of 2007. Corporate profits from foreign affiliates of U.S. companies increased, due in part to a weakening U.S. dollar, but profits of domestic corporations declined. The equity markets were buffeted by the confluence of a number of factors, including slowed consumer spending, a deepened housing market contraction, record-high oil prices, ongoing tensions in the Middle East, and elevated inflation. Of course, the greatest impact on the equity markets was the ongoing turmoil in the credit markets, which culminated with the Fed’s bailout of Bear Stearns in mid-March. As it became more clear that the Fed would take whatever steps were necessary to prevent a systemic failure, the equity markets rebounded somewhat in April and May. Investors speculated that the worst impact of the credit crisis and subprime mortgage turmoil had been priced into stocks, thus offering an attractive buying opportunity to participate in an eventual economic revival.

See accompanying index definitions on page 42.

For the annual period, all equity investment styles and capitalization ranges declined, but mid-cap stocks performed best. Large-cap stocks and then small-cap stocks followed. The market favored the growth style over the value style of investing by a wide margin across the capitalization spectrum for the annual period.

The international equity markets overall outpaced the U.S. equity markets for the annual period, though the developed markets still declined in U.S. dollar terms. The developed international equity markets were impacted by several of the same factors as the U.S. equity market, including commodities’ bull run, the ongoing credit market crisis, falling volume of mergers and acquisitions, illiquidity in the markets, and concerns over a potential U.S. economic recession. With the exception of Germany and Spain, the euro bloc markets lagged. The U.K. market also declined, and the Irish market was by far the worst performer during the annual period, with both countries dragged down by the performance of their banks and growing concerns over their residential and commercial property markets. The Japanese equity market also lost ground, as a combination of the stronger yen, weaker economic data and political uncertainty weighed heavily on its market. The Nordic bloc, Singapore and Australia performed well, significantly boosted by their respective currencies appreciating against the U.S. dollar. The Asia-Pacific region (excluding Japan), however, was the standout performer for the period, driven primarily by the buoyant Hong Kong market. Indeed, the emerging equity markets as a whole, including those of Asia and Latin America, performed quite strongly for the annual period, generating robust double-digit gains, as their economies remained quite resilient.

Fixed Income

Overall, the fixed income markets posted positive performance over the annual period, notably outpacing the returns from the equity markets. Still, the fixed income markets experienced significant volatility as a result of the 2007 subprime mortgage crisis and its aftermath. A classic flight to quality seized the bond market, as investor aversion to risk remained high. This caused U.S. Treasury yields to decline rather sharply, though they did so more significantly in the shorter segments of the yield curve than at the long-term end, causing the U.S. Treasury yield curve to steepen over the annual period. For the 12 months ended May 31, 2008, two-year Treasury yields fell 2.28% to a level of 2.64%, 10-year Treasury yields dropped 0.83% to a level of 4.06%, and 30-year Treasury yields declined 0.29% to a level of 4.72%.

Reflecting the flight to quality, U.S. Treasuries dominated fixed income market performance for the 12 months ended May 31, 2008. Treasury Inflation Protected Securities (TIPS), government agency securities, both domestic and international, and mortgage-backed securities also generated strong returns. Most U.S. investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities produced weak but positive returns in the low single digits. Emerging market debt, which is not included in the Lehman Aggregate Bond Index, also advanced. Conversely, high-yield corporate bonds, also not included in the Lehman Aggregate Bond Index, experienced dramatic spread widening, posting negative returns for the period.

The tax-exempt bond market overall produced positive absolute gains, but lagged the taxable bond market on a relative basis for the 12 months.

Money Markets

The most significant factors affecting the money markets were dramatic action by the Fed and uncertainty about the relative strength or weakness of economic growth. Money markets were also affected during the annual period by the credit market turmoil and heightened liquidity fears that drove the flight-to-quality trade in the fixed income market, by uncertainty about the fate of the largest monoline bond insurers, and by the failure of the auction-rate securities market.

* * *

See accompanying index definitions on page 42.

We thank you for being a part of the PNC Mutual Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

/s/ Kevin A. McCreadie
Kevin A. McCreadie
President, PNC Funds, Inc.
President and Chief Investment Officer, PNC Capital Advisors, Inc.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Prime Money Market Fund had net assets invested in a diversified portfolio of:

Commercial Paper	54.5%
Certificates of Deposit	16.0%
Repurchase Agreements	10.5%
Corporate Bonds	8.8%
Money Market Funds	8.2%
U.S. Government Agency Securities	2.0%

100.0%

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Government Money Market Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	68.2%
Repurchase Agreements	23.3%
Money Market Funds	8.6%
Other	-0.1%

100.0%

Portfolio Highlights

(Unaudited)

On May 31,2008, the net assets of the Tax-Exempt Money Market Fund were diversified into the following states (only the top 10 are listed):

Pennsylvania	10.6%
Texas	9.5%
Nevada	7.1%
Maryland	6.9%
Missouri	4.9%
Virginia	4.9%
Illinois	4.7%
Utah	4.5%
Ohio	4.0%
Massachusetts	3.9%
Other	39.0%

100.0%

An interview with:

Kelley Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

Adam Mackey, Amy Carcione and Team

Portfolio Managers, Tax-Exempt Money Market Fund

PNC Capital Advisors, Inc.

Adam Mackey, Amy Carcione and Team took over the management of Tax-Exempt Money Market Fund on June 15, 2007.

What factors affected the money markets during the annual period?

Dramatic action by the Fed and uncertainty about the relative strength or weakness of economic growth had the greatest effect on both the taxable and tax-exempt money markets during the annual period. The Fed held the targeted federal funds rate steady at 5.25% through its August 7, 2007 meeting. Despite an ongoing correction in the housing market, the Fed stated that the economy seemed likely to expand at a moderate pace and it maintained its bias toward inflation risk. Toward the end of July, however, tightening credit conditions following turbulence in the subprime mortgage market had begun to shake up the financial markets. Turmoil in the credit markets and fears regarding liquidity heightened, leading to a dislocation in short-term investment markets. Commercial paper and LIBOR 1 spreads2 widened dramatically, and investors grew increasingly concerned that money market funds, traditionally considered “safe” and attractive vehicles for preserving liquidity, had hidden risks. As these fears rippled around the world, central banks globally moved to strengthen liquidity. Included among these was the Fed, which called an emergency meeting on August 17. The Fed not only acknowledged that the “downside risks to growth have increased appreciably,” but it also took the unprecedented step of cutting the discount rate by 0.50%, halving the traditional 1.00% spread to the targeted federal funds rate.

At the Fed’s September 18 meeting, a unanimous vote cut both the targeted federal funds rate and the discount rate by 0.50% each to 4.75% and 5.25%, respectively. On October 31 and then again on December 11, the Fed cut the targeted federal funds rate by 0.25% each time, bringing it to 4.25%. In December, the Fed cited both slowing economic growth and an “intensification” of the housing correction as the drivers of its action. Immediately following its December rate cut, the Fed—in conjunction with the European Central Bank, the Bank of England and the Swiss National Bank—announced the creation of $40 billion Term Auction Facility to help further alleviate liquidity concerns in the market.

[1]	London interbank offered rates (LIBOR) are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.
[2]

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2008

In an effort to alleviate ongoing market stresses, the Fed continued to be aggressive during the first months of 2008 through both traditional policy activities as well as the creation of new lending facilities. Prompting the Fed was disappointing economic data released early in the new year. For example, U.S. exchanges were closed for Martin Luther King Day on January 21, and the global equity markets dropped precipitously. U.S. index futures suggested a steep sell-off on January 22, and the U.S. Treasury market rallied overnight. In response, prior to the opening of the U.S. markets that Tuesday, the Fed unexpectedly stepped in and cut both the targeted federal funds rate and the discount rate by 0.75% each. The Fed cited deteriorating financial market conditions as well as further credit tightening. This action came just eight days prior to its next regularly scheduled meeting on January 30, at which time the Fed lowered interest rates by yet another 0.50%. The Fed lowered the targeted federal funds rate again in March, this time by 0.75%, stating that the “overall outlook for economic activity has weakened further.” On April 30, the Fed met once more and made an additional 0.25% cut, bringing the targeted federal funds rate to 2.00%.

Given this backdrop, the taxable money market yield curve steepened during the annual period, meaning yields at the long-term end of the curve were higher than those at the short-term end of the curve. For example, the spread between 1-month LIBOR and 12-month LIBOR went from 7 basis points (a basis point is 1/100th of one percentage point) on May 31, 2007 to 71 basis points on May 30, 2008. However, this steepening masks great volatility during the fiscal year. The LIBOR yield curve had inverted dramatically during the first half of the annual period, meaning yields at the short-term end of the curve were higher than those at the longer-term end of the curve. Indeed, the spread between 1-month LIBOR and 12-month LIBOR reached -78 basis points on November 30, 2007 before reaching a low for the period of -83 basis points on December 4, 2007. Then, at the start of the first quarter of 2008, the short-end of the yield curve showed some signs of improvement, as year-end funding pressures eased. Asset-backed commercial paper spreads to both LIBOR and to unsecured commercial paper began to normalize. However, the asset-backed commercial paper market was tested yet again by additional subprime mortgage-related writedowns and heightened uncertainty regarding the extent of Fed rate cuts. The LIBOR curve reached a spread of -69 basis points on January 22, partially in response to the emergency actions the Fed took. From that date on, the yield curve began to steepen, reaching a high of a 74.5 basis point spread on May 29, 2008 before retreating modestly in the last days of the period.

Elevated LIBOR rates were one of the major reasons for the difficulties in the credit markets. That is, because of increased credit risk, the cost of borrowing increased. Further, the credit crisis exposed discrepancies in LIBOR rates. In May 2008, the British Bankers’ Association investigated the system of setting such rates, examining whether banks were being truthful in reporting lending costs or might be manipulating data so as to not appear as if they were in financial distress. Through all this, the tax-exempt money market yield curve also steepened during the annual period overall.

Within the tax-free money market area, the failure of the tax-exempt auction-rate securities3 market, driven by unprecedented balance sheet stress by financial companies, was also a major factor. The unwinding of the auction-rate securities market led to increased supply in money market fund eligible variable-rate bonds, as issuers converted their auction-rate debt. However, this increase in variable-rate bond supply did not drive rates up dramatically, due to the increase in demand, as holders of auction-rate securities looked for new municipal cash-equivalent instruments. Further driving an increase in demand for variable-rate products was the collapse of some tender option bond programs4 as liquidity became increasingly important. Activity in the tender option bond program market began to pick up in the last months of the fiscal year and, at the end of May, was anticipated to continue to do so as visible supply picks up in the longer end of the municipal bond market.

[3]

An auction rate security (ARS) typically refers to a debt instrument with a long-term nominal maturity for which the interest rate is reset through a dutch auction. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of ARS. ARS holders do not have the right to put their securities back to the issuer; as a result no bank liquidity facility is required.

[4]

Tender option bond programs are programs in which investors effectively earn the fixed rates on long term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as the “carry trade.”

See accompanying index definitions on page 42.

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Another related factor that impacted the tax-exempt fixed income market during the period was municipal bond insurers’ exposure to certain plagued securities. Since late June 2007, when the well-publicized collapse of the Bear Stearns hedge funds occurred, fixed income operators in general became singularly focused on those financial institutions with exposure to residential mortgage-backed securities (RMBS), subprime mortgages and collateralized debt obligations (CDOs). Investors grew concerned that the monoline insurers, which insure approximately 50% of the municipal bond market currently, might be challenged to maintain their AAA ratings.

How did you manage the money market funds during the annual period?

Through most of the annual period, money market investors remained principally concerned with safety and preserving liquidity given interest rate and spread volatility and given negative news stories of troubled enhanced cash funds halting redemptions or winding down.

It is especially important to note, then, that Prime Money Market Fund, which traditionally held as much as 30% of its net assets in asset-backed commercial paper (ABCP), reduced its exposure to 15% of net assets before gradually increasing its allocation to about 20% and then again to about 25% by the end of the annual period in an effort to enhance portfolio diversification. The highest-rated ABCP was yielding 5 to 10 basis points more than unsecured commercial paper early in the annual period and ended the fiscal year to yield 22 basis points more than unsecured commercial paper. However, there was great volatility in the spread, peaking first in early September 2007 at 96 basis points and reaching a high of 141 basis points on December 11, 2007. The spread then tightened dramatically on January 22 to only 1 basis point. For the first time since the ABCP asset class was created, maturities were extended in several ABCP conduits structured without traditional liquidity support, as some were unable to roll over, or pay off, the paper at maturity. Mortgage-specific ABCP conduits suffered the most, although ABCP with even limited exposure, if any, to subprime mortgages were still impacted, as spreads widened and liquidity thinned. The Fund’s exposure to ABCP at the end of the period was limited to those names we considered to be conservatively managed, appropriately diversified and of the highest quality—specifically, programs sponsored by and/or supported by large global financial institutions receiving one of the two highest credit ratings available. Indeed, the Fund’s concentration in first-tier securities helped us manage risk during these volatile months.

In Government Money Market Fund, we invested in floating rate notes tied to one-month or three-month LIBOR, as these notes outperformed comparable one-month or three-month discount notes as LIBOR rates shifted over the annual period. We also purchased one-year callable and six-month bulleted agency paper in order to add yield and to lengthen the Fund’s average maturity. With the Fed cutting rates so aggressively, we sought to lock in higher rates for a longer period.

In Tax-Exempt Money Market Fund, we increased its weighted average maturity from 23 days at the start of the period to 51 days at May 31, 2008, as the Fed lowered the targeted federal funds rate from 5.25% to 2.00% and the one-year Municipal Market Daily AAA scale dropped to 1.77% at the end of the annual period from 3.70% one year prior. In order to extend the weighted average maturity of the Fund and seek to lock in yield levels before the Fed cut interest rates, we transitioned out of variable rate paper into fixed rate bonds and notes. We also increased the Fund’s position in pre-refunded bonds5, as yields in that sector widened compared to similar maturity bonds.

Also, importantly, the municipal bond insurer meltdown during the annual period led the municipal market to value bonds based on underlying credit quality rather than on bond insurer ratings. This also affected insured floating-rate securities that had liquidity facilities or put features that had termination events linked to the ratings of the securities. That is, if a bond insurer were to be downgraded below the A category, it was possible for the liquidity facility provider to terminate the contract, thus making these securities no longer eligible for money market funds. We prudently foresaw this scenario and were able to sell all of the Fund’s insured floating-rate securities months before the situation was discovered by the rest of the municipal money market fund market. Such forward-looking management enabled us to get the Fund fully reinvested into high-grade floating-rate securities with adequate self-liquidity or floating-rate securities that had an irrevocable direct pay letter of credit by an approved bank. In

[5]	Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2008

January and February 2008, when the situation became apparent to the larger players in the municipal money market, there was increased demand for every type of municipal bond with a maturity of one year or less, causing yields to plummet to below 1%, leaving many of the Fund’s peers underinvested.

Would you give us more specific examples for each of the money market funds?

In managing both the Prime Money Market Fund and Government Money Market Fund, we established a high concentration in purchases with maturities of one to three months and extended maturity when provided the opportunity by short-lived market sell-offs to add yield. We also maintained a stable net asset value in both Prime Money Market Fund and Government Money Market Fund throughout the annual period. Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. In addition to the high quality ABCP we discussed above, other investments in the Fund included bank CDs and overnight repurchase agreements collateralized by U.S. Treasuries or U.S. government agencies. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. As indicated, the Fund’s concentration on the highest-quality securities helped manage portfolio risk. Despite declining rates as liquidity fears ruled the market, the Fund’s weighted average maturity began and ended the annual period at 38 days though we did make strategic shifts during the period as market conditions changed.

Government Money Market Fund’s assets were invested throughout the period primarily in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. The Fund’s weighted average maturity shifted from 48 days at the start of the period to 45 days on May 31, 2008, having lengthened and shortened strategically during the period as market conditions shifted.

At the end of the period, Tax-Exempt Money Market Fund was invested approximately 37% in daily and weekly floating rate securities. Approximately 35% of the Fund’s assets was invested in tax-exempt commercial paper and 27% in general market bonds and notes, with the remainder in cash equivalents. Throughout the annual period, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped managed portfolio risk.

What strategies do you intend to pursue over the coming months?

At the end of May, the federal funds futures market expected a 25 basis point interest rate increase by year end 2008 and a further rise in rates through at least the first half of 2009. The taxable money market yield curve appeared to be steepening a bit further with these expectations. Of course, factors that the Fed must consider over the coming months include the potential for stabilization of the housing and mortgage sectors as keys to financial sector stabilization, high energy prices that may continue to push up inflation, ongoing pressures on the U.S. dollar, and continued commercial loan provisioning and investment bank write offs.

In Prime Money Market Fund, we will continue to focus on closely monitoring market conditions and how they affect the performance of asset-backed commercial paper assets, especially the performance of underlying collateral, credit enhancement and liquidity agreements, and program ratings. At the same time, we intend to continue adding asset-backed commercial paper assets into the Fund’s portfolio, as we seek to further diversify, though, as mentioned above, selecting only those names that we consider to be of the highest quality. In both Prime Money Market Fund and Government Money Market Fund, we intend to maintain their respective average weighted days to maturity in the middle to longer end of our usual range, as short-term rates remain low for the near term. We would look to shorten the Funds’ respective average weighted days to maturity in order to take advantage of higher available yields should it become apparent that short-term rates are rising or that the taxable money market yield curve is steepening further.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MONEY MARKET FUNDS

Management’s Discussion of Fund Performance — Continued

May 31, 2008

In Tax-Exempt Money Market Fund, we intend to maintain its average days to maturity for the near term, as we expect the Fed to keep the targeted federal funds rate steady for a few months, depending on economic data, before they begin increasing interest rates. As the expectation of Fed interest rate increases becomes greater, we intend to begin shortening the Fund’s weighted average maturity. Over the coming months, we intend to look for opportunities to increase the Fund’s exposure to variable rate debt, if the yields become attractive compared to fixed rate securities with the ongoing conversion of auction-rate debt. We also plan to take part in some attractive tax-exempt note deals as they come to market this season in order to maintain the Fund’s current weighted average maturity, get exposure to the longer end of the tax-exempt money market yield curve and be active participants in the tax-exempt money market. We further intend to maintain our strategy of diversifying the Fund’s holdings among different issuers, demand providers and sectors as they become available and attractive for purchase.

Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment and maintain a stable net asset value within the Funds.

See accompanying index definitions on page 42.

PNC Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Growth and Income Fund had net assets invested in a diversified portfolio of:

Information Technology	24.7%
Financial Services	15.5%
Consumer Discretionary	14.8%
Health Care	13.8%
Energy	11.5%
Industrials	11.1%
Consumer Staples	6.6%
Materials & Processing	1.0%
Telecommunications	0.5%
Other	0.5%

100.0%

An interview with Kevin A. McCreadie, Daniel Lysik and Team

PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We invested predominantly in large-cap companies using both value-and growth-oriented investment disciplines, as we focused on achieving superior long-term risk-adjusted performance. During the annual period, we held firm to PNC’s time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage, consistent, superior long-term earnings growth, strong financial position, and good cash flow generation. We also selectively invested in opportunistic situations, such as those that may possess hidden asset value. Throughout, we used rigorous research and fundamental analysis to identify companies that we believe possess above-average growth prospects at attractive valuations.

For the annual period ended May 31, 2008, the Fund underperformed the S&P 500® Index due primarily to individual stock selection. Significant price/earnings ratio compression of more than two full points among the portfolio’s holdings as a whole detracted from the Fund’s results. Over the past 15 years, the price/earnings ratio of the portfolio has averaged 17x, with a range of 11x to 33x. At the end of this annual period, the portfolio’s price/earnings ratio was near a historical trough at 12x.

Because the Fund uses a combination of value and growth strategies across each economic sector, one of our key tenets is to construct a portfolio that has more attractive valuation and better near/long-term growth than the overall market. Therefore, we pay close attention to the price/earnings to growth ratio in positioning the Fund’s portfolio. With fears of an economic slowdown heightening during the period, valuation multiples compressed within sectors and across the equity market. Indeed, the extent of the recent underperformance by the most attractive low price/earnings to growth quintile of the S&P 500® Index has only happened four times over the past 20 years. Notably, history indicates that following these time periods, the most attractive low price/earnings to growth companies tend to perform quite well. Of course, past performance is no guarantee of future results. That said, we were encouraged with what appears to have been systematic risk reduction in the equity market with the Fed’s actions on March 17, 2008 regarding JPMorgan Chase’s acquisition of Bear Stearns. Since that date, lower price/earnings to growth stocks showed signs of recovering. Indeed, from March 17 through May 31, the Fund significantly outperformed the S&P 500® Index.

Also detracting from the Fund’s results was exposure to a few select names, mostly in the financial services sector. We perceived these holdings as longer-term opportunities and used market weakness during the period to increase the Fund’s weightings in these securities.

Would you give us some company-specific examples?

The top contributors to the Fund’s relative results during the period were each energy-related companies, with the portfolio benefiting in particular during the period from the Fund’s tilt within the sector toward services and gas-related holdings. These included vessel supplier to the offshore drilling industry Tidewater, oilfield services giant Halliburton, oil & gas drilling services company Nabors Industries, and integrated oil & gas producer ConocoPhillips. Each of these companies’ shares was up more than 20% during the 12-month period ended May 31. In accordance with our investment style, we trimmed the Fund’s positions in three of these best performers. Holdings that detracted most from the Fund’s relative 12-month performance were all financial services companies—Wachovia, Countrywide Financial, Citigroup and American International Group (AIG). In accordance with our investment style, we increased the Fund’s positions in each of these largest detractors during the period in an attempt to take advantage of near-term weakness. At the end of the annual period, we believed the steepening of the yield curve, improving capital positions and attractive absolute and relative valuations should provide improving returns for the financial sector over the coming year.

See accompanying index definitions on page 42.

PNC Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

During the annual period, we established new positions in the Fund’s portfolio across the economic sector spectrum. The majority of the sales during the period were the results of holdings approaching what we considered to be full valuation levels.

What strategies do you intend to pursue over the coming months?

From a macroeconomic perspective, we believe GDP growth should be between 1.0% and 1.5% in 2008, though a deepening of the liquidity crisis may slow growth. Still, we believe stable investment spending, a stable labor market and strong export growth will offset potential consumer weakness. We believe the Fed will remain on hold for the remainder of this year, with the targeted federal funds rate at its current 2.00%.

Our view for the U.S. large-cap equity market over the coming months is positive. We estimate operating profits for companies in the S&P 500® Index to be between 12% and 14% for 2008. We further believe that a price/earnings multiple of 14.5x may well compensate for a slowdown in profit growth. Meanwhile, the fixed income markets at the end of the annual period looked comparatively expensive.

Over the past 12 months, there was a large variance of price returns among S&P 500® Index sectors, with energy, materials and utilities outpacing the Index overall and consumer discretionary and financials notably under-performing the Index. Meanwhile, during the nine months ended May 31, 2008, select industries within the consumer discretionary and financial services sectors saw significant valuation contraction, as the market began discounting a hard recessionary scenario. We viewed this as a longer-term opportunity to gradually increase the Fund’s exposure to these sectors, as we sought to take advantage of price dislocations. In addition, we believe we may see a rotation of growth within economic sectors over the next four quarters, with growth staying strong in the technology sector and at some point improving in the consumer discretionary and financials sectors as well. This confirms our bottom-up company selection process, and the Fund was overweighted in these three sectors at the end of the annual period.

Given all this, we believe the Fund is well positioned for the next 12 to 18 months. As of May 31, the Fund’s portfolio as a whole maintained attractive absolute and relative valuation levels, both of which approached 15-year trough levels that stood at 10% to 15% discounts to the S&P 500® Index benchmark. Also, at the end of the annual period, the Fund’s portfolio overall maintained enhanced growth opportunities as its expected year-over-year and long-term earnings growth rates were both well in excess of the S&P 500® Index. The Fund’s portfolio also had a price/earnings to growth ratio that stood at a 25% discount to the S&P 500® Index, significantly more than at the beginning of the year when the Fund’s discount to the broader equity market was 15%.

As we move forward, we continue to prefer domestic large-cap companies with defensive growth profiles that are attractively priced. Whatever the markets or economy may bring, we remain committed to our fundamental security analysis, rigorous portfolio strategy and consistent implementation of risk management and valuation principles.

See accompanying index definitions on page 42.

PNC Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Growth & Income Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		-14.20%	6.81%	3.50%	$14,105	0.80%	0.78%
Class A	at NAV	-14.64%	6.28%	2.99%	$13,424	1.30%	1.28%
	at POP	-18.69%	5.25%	2.49%	$12,784
Class C	without CDSC	-15.06%	5.76%	2.47%	$12,766	1.81%	1.78%
	with CDSC	-15.78%	5.76%	2.47%	$12,766
S&P 500® Index		-6.69%	9.78%	4.21%	$15,109

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Growth & Income Fund against the S&P 500® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 2/28/91. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index definitions on page 42.

PNC Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Equity Income Fund had net assets invested in a diversified portfolio of:

Financial Services	24.4%
Information Technology	19.1%
Health Care	15.3%
Consumer Discretionary	14.1%
Industrials	11.3%
Energy	9.5%
Consumer Staples	2.5%
Telecommunications	2.5%
Materials & Processing	0.8%
Other	0.5%

100.0%

An interview with Daniel Lysik and Team,

PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

We invested predominantly in large-cap companies focused on achieving superior long-term risk-adjusted performance. Throughout, we used rigorous research and fundamental analysis to determine a company’s intrinsic value and gain insight into any potential opportunity to exploit short- to mid-term market inefficiencies that may temporarily depress a company’s share price below its long-term fundamental or intrinsic value. In so doing, we sought a broadly diversified portfolio of stocks with compelling valuations, favorable reward/risk profiles, strong financial positions and good cash flow generation. Equally important, we attempted to provide a “margin of safety” approach at the security selection and portfolio construction level. We define “margin of safety” as the company’s current share price already reflecting a sizable amount of any current market concern and therefore the stock offering reasonable downside protection and a more favorable longer-term return profile.

For the annual period ended May 31, 2008, the Fund underperformed both the S&P 500® Index and the Russell 1000® Value Index due primarily to individual stock selection. Stock selection was effective within the technology and consumer staples sectors. However, these positives were more than offset by the detracting effects of a significant price/earnings ratio contraction of nearly three points among the portfolio’s holdings as a whole and of increased exposure to particular names that were already trading at notably attractive valuations and compressed further during the period to 15-year trough valuation levels. By the end of the period, the Fund’s portfolio as a whole was at 11x earnings, well below the 15-year average of 15x and near a historical trough of the 10x to 28x range the portfolio experienced over the same 15 years.

With fears of an economic slowdown heightening during the period, valuation multiples compressed across the equity market, but most notably within the financial services and consumer discretionary sectors. Indeed, the extent of the recent underperformance by the most attractive low price/earnings quintile of the S&P 500® Index has only happened five times over the past 20 years. Notably, history indicates that following these time periods, the most attractive low price/earnings companies tend to dramatically outperform the market. Of course, past performance is no guarantee of future results. That said, we were encouraged with what appears to have been systematic risk reduction in the equity market with the Fed’s actions on March 17, 2008 regarding JPMorgan Chase’s acquisition of Bear Stearns. Since that date, lower price/earnings stocks showed signs of recovering. Indeed, from March 17 through May 31, the Fund significantly outperformed the Russell 1000® Value Index.

Sector allocation detracted much more modestly from the Fund’s relative results, with underweighted positions in the strongly-performing energy, materials and utilities sectors hurting most.

Would you give us some company-specific examples?

The top contributors to the Fund’s relative results during the period were discount retail giant Wal-Mart Stores, vessel supplier to the offshore drilling industry Tidewater and oil & gas drilling services company Nabors Industries. Holdings that detracted most from the Fund’s relative 12-month performance were all financial services companies—Citigroup, Countrywide Financial, Wachovia and American International Group (AIG). While the financial industry was under notable pressure over the 12-month period, indeed price pressure of magnitude not seen since the early 1990s, we saw this near-term weakness as presenting a longer-term opportunity for the Fund. The steepening of the yield curve during the annual period suggested improving net interest margins over the coming quarters. Also, we saw better capital positions and valuations at the end of May 2008 that stood at a deep discount to the companies’ long-term franchise value. As we believed this scenario provided the backdrop for improving returns within the financial sector over the coming year, in accordance with our investment style, we increased the Fund’s positions in at least 75% of the Fund’s largest detractors over the 12-month period.

See accompanying index definitions on page 42.

PNC Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

During the annual period, we established new positions in the Fund’s portfolio across the economic sector spectrum. The majority of the sales during the period were the results of holdings approaching what we considered to be full valuation levels.

What strategies do you intend to pursue over the coming months?

From a macroeconomic perspective, we believe U.S. Gross Domestic Product (GDP) growth should be between 1.0% and 1.5% in 2008, though a deepening of the liquidity crisis may slow growth. Still, we believe stable investment spending, a stable labor market and strong export growth will offset potential consumer weakness. We believe the Fed will remain on hold for the remainder of this year, with the targeted federal funds rate at its current 2.00%.

Our view for the U.S. large-cap equity market over the coming months is positive. We estimate operating profits for companies in the S&P 500® Index to be between 12% and 14% for 2008. We further believe that a price/earnings multiple of 14.5x may well compensate for a slowdown in profit growth. Meanwhile, the fixed income markets at the end of the annual period looked comparatively expensive.

Over the past 12 months, there was a large variance of price returns among S&P 500® Index sectors, with energy, materials and utilities outpacing the Index overall and consumer discretionary and financials notably under-performing the Index. Meanwhile, during the nine months ended May 31, 2008, select industries within the consumer discretionary and financial services sectors saw significant valuation contraction, as the market began discounting a hard recessionary scenario. We viewed this as a longer-term opportunity to gradually increase the Fund’s exposure to these sectors, as we sought to take advantage of price dislocations. In addition, we believe we may see a rotation of growth within economic sectors over the next four quarters, with growth staying strong in the technology sector and at some point improving in the consumer discretionary and financials sectors as well. This confirms our bottom-up company selection process, and the Fund was overweighted in these three sectors at the end of the annual period.

Given all this, we believe the Fund is well positioned for the next 12 to 18 months. As of May 31, the Fund’s portfolio as a whole maintained attractive absolute and relative valuation levels, both of which approached 15-year trough levels that stood at 15% to 40% discounts to the S&P 500® Index and Russell 1000® Value Index benchmarks. Also, at the end of the annual period, the Fund’s portfolio overall maintained enhanced growth opportunities as its expected year-over-year and long-term earnings growth rates were both well in excess of its benchmarks. The Fund’s portfolio also had a strong dividend yield that was well above that of the overall market.

Whatever the markets or economy may bring going forward, we remain committed to our investment philosophy of conducting rigorous research and fundamental analysis as we seek to identify opportunities to exploit short- to mid-term market inefficiencies that may temporarily depress a company’s share price below its long-term fundamental or intrinsic value.

See accompanying index definitions on page 42.

PNC Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Equity Income Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		-23.56%	5.38%	1.16%	$11,219	0.87%	0.78%
Class A	at NAV	-23.89%	4.84%	0.63%	$10,654	1.36%	1.27%
	at POP	-27.52%	3.84%	0.15%	$10,147
Class C	without CDSC	-24.20%	4.34%	0.18%	$10,177	1.87%	1.78%
	with CDSC	-24.85%	4.34%	0.18%	$10,177
Russell 1000® Value Index		-12.28%	11.41%	6.11%	$18,104

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Income Fund against the Russell 1000® Value Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index definitions on page 42.

PNC Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Equity Growth Fund had net assets invested in a diversified portfolio of:

Information Technology	36.0%
Consumer Discretionary	15.8%
Health Care	12.8%
Industrials	10.5%
Financial Services	7.9%
Energy	7.5%
Consumer Staples	5.7%
Telecommunications	2.0%
Materials & Processing	0.8%
Other	1.0%

100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team

PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

The Fund generally seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

For the annual period, the Fund underperformed its benchmark, the Russell 1000® Growth Index, due primarily to individual stock selection. Sector allocation detracted more modestly from the Fund’s relative results. From a sector perspective, an overweighted position in the weaker-performing consumer discretionary sector hurt the Fund’s performance. Consumer discretionary stocks lagged due to a slowing consumer macro environment, led by weakness in the housing market and a tightening of credit markets. Still, we maintained the Fund’s sizable exposure, as consumer discretionary stocks saw significant price-to-earnings multiple compression relative to its long-term earnings growth prospects during the period. Underweighted positions in the energy and materials sectors also detracted from the Fund’s results, as these two stronger-performing sectors benefited from rising commodity prices during the annual period.

On the positive side, the Fund’s overweighted position in information technology boosted its relative results. Information technology stocks gained ground, driven by a robust personal computer cycle, strength in enterprise software spending and healthy wireless trends. Technology stocks’ valuations and earnings growth prospects also remained attractive. The Fund also benefited during the period from its underweighted position in the health care sector. Health care stocks generally declined during the period due to both political concerns and uncertainty surrounding pharmaceutical and medical device pipelines.

Would you give us some company-specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the annual period included Internet content delivery provider Akamai Technologies, coal producer Peabody Energy, biotechnology firm Genzyme, specialty retailer Urban Outfitters, and semiconductor manufacturer Microchip Technology. Akamai Technologies, a market share leader in content delivery networks, performed well following better-than-expected earnings results and robust growth in online video demand. Shares of Peabody Energy advanced, as coal prices increased during the period, pulled up by natural gas prices, strong export demand due to a weak dollar, and select supply constraints in Australia and China. Genzyme’s strong performance was driven by investor optimism surrounding its Phase III trial to extend its Campath product to the multiple sclerosis market and by speculation that the company may be acquired. Urban Outfitter’s shares rose, as the company delivered superior financial results relative to its specialty retailer peer group through better-than-expected comparable store sales, improved merchandising and profit margin expansion. Microchip Technology benefited from strong earnings execution and optimism surrounding the company’s ability to continue improving its operating margins.

Detractors from the Fund’s relative performance included insurance company AIG, student loan facilitator First Marblehead, electronic manufacturing services company Jabil Circuit, department store Kohl’s, and semiconductor company Maxim Integrated Products. AIG’s stock declined based on losses in its credit default swap and investment portfolios as well as ratings agency downgrades. At the end of the annual period, we continued to hold AIG shares based on our expectations that a normalizing of the credit markets should lead to a rise in the company’s book value. First Marblehead lagged, as the credit crisis impacted the company’s ability to structure any private student loans. We sold First Marblehead from the Fund’s portfolio due to concerns the company would

See accompanying index definitions on page 42.

PNC Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

have difficulty rebuilding credibility following ratings agency concerns. Shares of Jabil Circuit declined on concerns over weakness in the company’s consumer segment, exacerbated by a temporary disruption in the manufacturing capabilities of one of its largest customers. Kohl’s had a difficult period, marked by negative comparable store sales, excess inventory and aggressive merchandise markdowns. Despite the uncertain macroeconomic environment, it appeared at the end of May that Kohl’s had taken the necessary steps to improve store-level operations, right-size inventory and stabilize gross margins. For this reason and based on our view that Kohl’s should be able to achieve above-average earnings growth over the longer term driven by positive comparable store sales, market share gains, profit margin expansion and share repurchases, we continued to hold Kohl’s stock in the Fund’s portfolio. Maxim Integrated Products’ shares sold off due primarily to the stock’s de-listing from the NASDAQ and removal from the Standard & Poor’s 500 as a result of the delay in the company’s ability to reach a final settlement with the SEC regarding the completion of a stock options investigation. We maintained the Fund’s position in Maxim Integrated Products because at the end of the annual period we remained confident in the company’s ability to deliver long-term earnings per share growth and believed that its strong balance sheet should lead to return on capital to shareholders pending final SEC approval of the company’s filings.

Based on our stock selection criteria described above, we established new Fund positions since our last report to shareholders in several energy companies, including leading oilfield service companies Schlumberger and Baker Hughes. We also added Tidewater, a vessel supplier to the offshore drilling industry. Within the financials sector, we established Fund positions in financial advisory and asset management company Lazard and global asset manager and broker Morgan Stanley. Within industrials, we added Precision Castparts, a leading aerospace supplier, and Roper Industries, a diversified company for energy systems and controls, scientific imaging and radio frequency technology end-markets. In health care, the Fund established a position in Kinetic Concepts, a leading wound care provider, and Coventry, a diversified health care management company. We added Google, the leading provider of online search technologies in the information technology sector. In telecommunications, we initiated a Fund position in Rogers Communications, Canada’s largest wireless and cable provider.

We tend to sell stocks from the portfolio due to valuations or deteriorating fundamentals, which we anticipate will lead to slower-than-expected earnings growth rates over the long term. Thus, since our most recent shareholder report dated November 2007, we eliminated the Fund’s positions in BJ Services, First Marblehead, General Electric, Medicis, Tessera Technologies, UTI Worldwide, and Whole Foods based on concerns over long-term growth prospects. We sold out of the Fund’s positions in Graco, Peabody Energy, Time Warner Cable, United Technologies, and QLogic, either taking profits when each achieved the price targets we had set for them or due to less attractive valuations relative to long-term earnings growth.

What strategies do you intend to pursue over the coming months?

Looking ahead, we believe large-cap growth stocks should perform well despite an outlook for the economy to remain sluggish over the near term. At the end of the annual period, valuations remained attractive, with growth stocks trading near historic trough price-to-earnings ratios even with strong long-term earnings growth prospects. In particular, we see opportunities within the information technology and consumer discretionary sectors in the year ahead, as an improving economic outlook may lead to earnings growth acceleration and the potential for a return to price-to-earnings multiple expansion. We intend to maintain our focus on high quality large-cap companies that possess a sustainable competitive advantage and above-average earnings growth over the long term.

See accompanying index definitions on page 42.

PNC Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

		Average Annual Returns as of May 31, 2008
Equity Growth Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		-4.34%	7.50%	0.30%	$10,306	0.97%	0.78%
Class A	at NAV	-4.79%	6.94%	-0.21%	$9,793	1.47%	1.28%
	at POP	-9.34%	5.92%	-0.69%	$9,330
Class C	without CDSC	-5.36%	6.46%	-0.70%	$9,320	1.97%	1.78%
	with CDSC	-6.31%	6.46%	-0.70%	$9,320
Russell 1000® Growth Index		-0.17%	9.24%	2.32%	$12,580

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Equity Growth Fund against the Russell 1000® Growth Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/31/98. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

See accompanying index definitions on page 42.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Fund had net assets invested in a diversified portfolio of:

Information Technology	20.0%
Health Care	14.3%
Consumer Discretionary	14.1%
Financial Services	13.6%
Materials & Processing	10.1%
Energy	8.2%
U.S. Government Agency Securities	5.1%
Auto & Transportation	4.6%
Producer Durables	3.3%
Utilities	2.7%
Other	4.0%

100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams,

Delaware Management Company

Portfolio Managers

How did you manage your portion of the Fund during the annual period

M. Bassett: The Fund uses a blended investment strategy that utilizes both growth and value investment styles, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the Fund. We use a fundamental, bottom-up process in seeking to identify industry leaders—those that we believe are the highest quality small companies with exceptional managements and business plans and the wherewithal to execute those plans. These companies typically possess what we deem to be superior earnings growth potential and strong financials. Research is conducted and investment decisions are made by teams of sector specialists focusing on five broad sectors—business & financial services; consumer & retail; health care; industrials, materials & energy; and technology.

The 12 months ended May 31, 2008 saw new highs in most major equity indices, a financial crisis, record increases in commodity prices, and the near collapse and bailout of a major financial institution. With all of these factors in play, volatility reigned supreme within the equity markets during the annual period, as market rallies were followed by corrections and vice versa. When the Fed lowered interest rates for the first time during the fiscal period in September 2007, the equity market reached a new all-time high. Unfortunately, however, the positive effect of this Fed move was not long-lasting. Investors began to comprehend the impact of the subprime mortgage crisis, and the equity market subsequently fell. Conditions were extremely difficult for the ensuing months, as investors appeared to contemplate what to do next. Aggressive action by the Fed in early 2008 was not enough to boost the equity markets. Indeed, it took the near collapse of a Wall Street staple, followed by its bailout in March, for investors to start buying again, sending the market higher through the end of May.

For the annual period as a whole, mid-cap and large-cap stocks outperformed small-cap stocks, and growth stocks strongly outpaced value stocks across the capitalization spectrum. Within the small-cap segment of the equity market, the Russell 2000® Growth Index was down 5.72%, while the Russell 2000® Value Index fell 15.33%. Within the Russell 2000® Growth Index, the decline was broad based, with most major sectors down for the period, with the exception of those that benefited from record high commodity prices. Indeed, the sectors posting favorable results were the basic industry/capital goods and energy sectors. At the same time, however, record high commodity prices as well as rising food prices drove consumer confidence to fall significantly. Thus, consumer-related sectors were among the worst performers in the Russell 2000® Growth Index for the period. (Source: Wilshire)

Like the broader equity market, our small-cap growth portion of the Fund declined in absolute terms over the 12 months ended May 31, 2008. It also trailed its benchmark, the Russell 2000® Growth Index, on a relative basis for the annual period. The Fund performed well during the early part of the fiscal year, outperforming its benchmark through the end of September. However, the ensuing market sell-off, ending in the middle of March, was especially difficult on our portion of the Fund, and virtually all of the Fund’s underperformance for the year can be attributed to these months of heightened volatility and uncertainty. As the equity market picked up in the latter half of March, so did the Fund’s performance. For the annual period overall, stock selection within the consumer non-durables, consumer services and financials areas detracted most. Sector allocation in the health care sector as well as overweighted exposure to the consumer non-durables and consumer services sectors also hampered our portion of the Fund’s results.

See accompanying index definitions on page 42.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. As my colleague mentioned above, the economy underwent a slowdown during the 12 months ended May 31, 2008, with the decline of the housing market negatively impacting consumer behavior and causing many financial companies to reassess how exposed they were to potential credit problems. This deterioration in the overall credit environment particularly hurt small-cap value equity investors. Whereas in the prior fiscal year there had been numerous mergers and acquisitions among small-cap value companies along with substantial interest from private equity buyers, those elements of support essentially evaporated beginning in the summer of 2007. Available funds for mergers and acquisitions were put aside by banks and lenders for other purposes. As a result, our portion of the Fund had only one company in its portfolio involved in a merger or acquisition after August 2007. Also, within the Russell 2000® Value Index, only two sectors, energy and basic industries, posted positive returns for the annual period ended May 31, 2008. The weakest sectors within the Index for the period were consumer services, consumer cyclicals and financial services, each of which declined in excess of 20%. (Source: Wilshire)

Despite all of these challenges, our portion of the Fund outperformed its benchmark, the Russell 2000® Value Index, on a relative basis. The Fund’s results benefited from effective stock selection and sector weightings within capital spending, energy, technology, business services and health care. Somewhat offsetting these results were the detracting effect of positioning in financial services, consumer staples and consumer cyclicals.

Would you give us some company-specific examples?

M. Bassett: Our portion of the Fund’s top ten contributors during the 12 months ended May 31, 2008 came from across the sectors of the equity market. Leading the way was explosion-bonded clad metal company Dynamic Materials, whose stock rose more than 20% for the period based on strong sales and earnings growth. Another top contributor to performance was pharmaceutical company United Therapeutics, whose shares finished the fiscal year up over 40% after releasing positive data on a Phase III trial for its primary product, inhaled Remodulin.

Disappointments during the period included health care company Penwest Pharmaceuticals, whose shares fell more than 75% before we decided to exit the position. Also detracting from the Fund’s performance was First Cash Financial Services, a consumer finance and pawn shop company. Its shares declined more than 60% due to poor results in its auto master division. Based on these results, we decided to sell the Fund’s position in the company. Several retailers were also hit hard during the annual period, given the headwinds that consumers faced, including high energy costs and the ripple effects of the housing correction. Coach and Zumiez were among the worst performers for the period, with shares down over 35% and 50%, respectively. In an effort to reduce the Fund’s weighting in consumer non-durables, we sold its positions in both of these companies by the end of the period. Indeed, as it became evident that consumers were beginning to feel the strain from the housing and financial crises toward the end of 2007, we began to reduce our portion of the Fund’s weightings in both the consumer non-durables and the consumer services sectors. We redeployed these proceeds primarily in health care stocks, as these are not as directly exposed to macroeconomic factors as consumer-oriented names.

C. Beck: Several equities in our portion of the Fund made substantial positive contributions to results during the annual period. Shares of Walter Industries, a primary producer of metallurgical coal used in the steel industry, gained 189.7% during the fiscal year, as the price per ton of this product soared over 100%. Another strong performer for the Fund was Whiting Petroleum, which saw its share price increase 110.9% during the annual period due to the continuing climb of the prices of oil and natural gas. While we did reduce the Fund’s position in Whiting Petroleum during the last two months of the fiscal year, it remained a significant holding in the Fund’s portfolio. BEA Systems, which is involved in enterprise software, was also a substantial contributor to the Fund’s relative results, as its shares increased 46% prior to us selling the position upon its acquisition by Oracle. Of course, there were also disappointments. A position in Ruby Tuesday detracted from relative results. We had high expectations for Ruby Tuesday given its strong generation of cash flow. However, the restaurant chain embarked on a new pricing and menu strategy that produced poor results. We elected to sell the Fund’s position in the stock after weak traffic patterns emerged with little sign of a turnaround. Boston Private Bancorporation was another detractor from

See accompanying index definitions on page 42.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

the Fund’s results. Although Boston Private suffered from its exposure to loans to wealthy individuals along the coasts of the U.S., we continued to hold the Fund’s position in its stock, for as a combination bank and asset manager, we believed the market was understating the potential value of the franchise. Finally, we sold the Fund’s position in BankUnited after a significant decline in its shares. It had become clear to many that BankUnited’s potential losses from credit may have reached a level above that which would have been considered a “worst case scenario.”

What strategies do you intend to pursue over the coming months?

M. Bassett: Rising concerns about inflation and declining consumer confidence are worrisome going forward. Despite the government’s effort to stimulate the economy with tax rebate checks, consumers continue to face rising food and energy costs among several other headwinds. Thus, we intend to remain cautious over the coming months, maintaining underweighted positions in the consumer-related sectors within our portion of the Fund.

As for the energy sector, we have recently seen increased scrutiny from investors, media and politicians regarding speculators in the market and the possibility of a bubble in energy prices. In our portion of the Fund, we are committed to our long-standing strategy of investing only in those companies with sustainable competitive advantages. We currently believe oil services companies meet these criteria. We therefore maintain our portion of the Fund’s overweighted position in these oil services companies and an underweighted allocation to the oil exploration and production stocks. While oil exploration and production stocks reacted more favorably to ebullience in energy prices toward the end of the annual period, we believe they also carry more risk. Elsewhere, we believe fundamentals in the technology and health care sectors looked strong in the face of economic uncertainties at the end of May 2008. Given this view, we intend to continue looking for companies that we believe have the ability to post strong revenue and earnings growth going forward.

C. Beck: At the end of May 2008, our portion of the Fund remained overweighted in the more economically-sensitive areas of the market, such as capital spending and technology. The Fund maintained underweighted positions in some of the interest-sensitive and defensive sectors of the market, such as financial services and consumer staples. While we added to some financial services holdings during the annual period, it is clear that we were too early. Still, we recognize that many financial services equities were selling, at the end of May, at prices that would have been unthinkable just one year prior, and so we expect to continue to add to positions in this sector when we believe we have some greater visibility on the credit market. Indeed, the Fed has taken unprecedented steps to provide liquidity throughout the system, and we believe the economy may well start to show some benefit from this by the end of 2008. Given this view, we also expect to add to Fund positions in consumer-related equities, while maintaining the Fund’s more modest exposure to the more defensive areas of the market. Finally, we expect that mergers and acquisitions may start to resume over the months ahead, as lenders gain more confidence in economic stability. As always, we intend to maintain a focus on companies that we believe have the ability to generate sustainable and consistent free cash flow.

See accompanying index definitions on page 42.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Capital Opportunities Fund		1 Year	5 Year	Since Inception (7/5/00)	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		-12.43%	10.05%	2.52%	$12,176	1.54%	1.28%
Class A	at NAV	-12.87%	9.49%	2.01%	$11,707	2.04%	1.78%
	at POP	-16.97%	8.45%	1.39%	$11,149
Class C	without CDSC	-13.35%	8.94%	1.47%	$11,225	2.54%	2.28%
	with CDSC	-14.09%	8.94%	1.47%	$11,225
Russell 2000® Index		-10.53%	12.47%	6.10%	$15,973

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Capital Opportunities Fund against the Russell 2000® Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/5/00. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

See accompanying index definitions on page 42.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Fund had net assets in these top 10 countries:

United Kingdom	18.8%
Japan	18.7%
France	7.8%
Switzerland	8.2%
Germany	6.1%
Netherlands	4.3%
Australia	3.4%
Italy	2.6%
Russia	2.6%
Canada	2.3%
Other	25.2%

100.0%

An interview with:

Peter Wright, William Lock and Team,

Morgan Stanley Investment Management Limited

Portfolio Managers

Richard Pell, Rudolph-Riad Younes and Team,

Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund outperformed its benchmark index on a relative basis for the 12 months ended May 31, 2008. Favorable stock selection and an underweighted exposure to financials helped our portion of the Fund’s relative performance. With the turmoil in credit markets ongoing and the Fed’s interest rate cuts providing no immediate panacea, financials performed poorly, with banks and diversified financials suffering most. However, the Fund’s positions in Japanese financials showed some relative resilience, behaving rather defensively and outperforming in the last months of the period. The Japanese financial sector was largely an innocent bystander to the structured credit and liquidity problems that engulfed the financial sector elsewhere, although its stock prices were somewhat impacted. After more than a decade of dealing with the asset quality problems of the Japanese bubble, Japanese banks were actually in good shape with solid capital ratios and conservatively funded balance sheets during the annual period. These companies’ earnings have been significantly below their potential as a result of artificially low short-term interest rates and minimal loan growth. It was notable that the Fund’s Japanese holdings outperformed the benchmark index, as the Fund’s largely domestic-exposed stocks benefited from the strengthening yen. Elsewhere, having no holdings in the highly leveraged U.K. banking sector and only minimal exposure to its capital investment banks boosted Fund results.

An overweighted allocation to and stock selection within consumer staples contributed positively to the Fund’s annual results, as this traditionally defensive sector performed well for the period. Stock selection within energy, consumer discretionary and telecommunications proved effective as well. The most significant detractors during the annual period were stock selection in the materials sector, in particular having only modest exposure to metals and mining stocks, and in information technology, where Ericsson’s share price decline following its third quarter profit warning had a notable impact. In addition, our portion of the Fund’s underweighted allocation to the Australian market—and, as a result, to the buoyant Australian dollar—as well as a lack of exposure to the strongly-performing Hong Kong market detracted from results.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. In our portion of the Fund, investments are directed toward mid- to larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets. As emerging markets have become key drivers of global economic growth over the last decade, our portion of the Fund has sought to participate strategically in their continued development, and as a result, our allocation to these markets has increased.

The 12 months ended May 31, 2008 were among the most turbulent in recent memory for international equity investors. In an attempt to cushion the U.S. economy from slowing global growth and thaw the freeze in credit markets, the Fed cuts its targeted federal funds rate at the fastest pace in two years, bringing it to 2.0% by the end of April 2008. The Fed also took bold steps to reassure an anxious investment community—first, by infusing markets with $200 billion to ease liquidity, and second, by creating a lending facility for investment banks to secure

See accompanying index definitions on page 42.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

short-term loans, a benefit previously available only to commercial banks. Meanwhile, the European Central Bank (ECB) and the Bank of England (BOE) were similarly faced with inflationary pressures. However, the ECB maintained its base interest rate at 4% since June 2007, and the BOE cut its base rate by a mere 0.25% during the annual period, bringing it to 5%. Also impacting the international equity markets was the fact that the U.S. dollar continued to move lower compared with other major world currencies, declining by approximately 13% versus the Japanese yen and by about 15% versus the euro during the annual period. Amid this environment, our portion of the Fund underperformed the MSCI All-Country World Free ex-U.S. Index for the 12 months ended May 31, 2008.

From a geographic perspective, emerging markets were the biggest detractors from our portion of the Fund’s results. Specifically, positions held in Hungary, India, Poland and China lagged. Additionally, our portion of the Fund’s underweighted exposure to the commodity-oriented equity market of Brazil detracted from relative performance, as this was the strongest market for the annual period. On the positive side, however, our decision to overweight Russia and the Czech Republic contributed to results, as both of these equity markets exhibited strong performance for the annual period.

Among the developed markets, our portion of the Fund’s underweighted exposure to Japanese equities, particularly within the financials sector, had a positive impact on performance. So, too, did our decision to move closer to the benchmark weight in the yen, as the Japanese currency rallied over the 12 months. The “dollar bloc” markets, i.e. Australia, Canada and New Zealand, were a major contributor to results as well, given our portion of the Fund’s overweighted allocation to materials companies in these markets amid ongoing strong demand for commodities. Mining and agricultural chemicals companies were among the top performers for the annual period, driving the materials sector to be a top contributor overall. Within our portion of the Fund’s allocation to the United Kingdom, an underweighted exposure to financials and consumer discretionary companies helped given the weakness of both of these sectors. Within Europe, positions held in the industrials and consumer discretionary sectors disappointed, but this detracting effect was largely mitigated by strong stock selection within utilities.

Would you give us some company-specific examples?

Morgan Stanley: The best performers in our portion of the Fund during the period were Switzerland’s Nestle, Australia’s Santos, and Australia’s BHP Billiton. Nestle, our portion of the Fund’s largest holding during the period, benefited from better-than-expected earnings results. Santos, a large oil and gas exploration and production company, saw its share price rise when it sold a stake in its liquid natural gas project to a Malaysian gas company. BHP Billiton performed well, driven by ongoing strong demand for base metals.

In contrast, the worst performers in our portion of the Fund during the period were Sweden’s Ericsson, the U.K’s Hays and the U.K.’s Cadbury. Ericsson’s share price fell, as mentioned above, following an unexpected third quarter profit warning. Its stock has rebounded somewhat in 2008 to date. Recruitment company Hays is a high-quality business franchise with strong growth potential. However, it traded significantly below our assessment of its fundamental value without any identified specific reason why. Cadbury was an unexpected victim of the liquidity crisis, as it was forced to postpone the auction of its U.S. beverages unit to private equity buyers in July 2007. Still, the fall in Cadbury’s share price was materially greater than any diminution in the value of its beverage unit. Cadbury was finally able to spin off its U.S. beverage unit in May 2008.

The extreme market volatility and indiscriminate selling during the annual period provided an opportunity for us to initiate 13 new positions in our portion of the Fund during the first quarter of 2008—five in Japan, seven in Europe and one in Australia. These new positions were in what we believed to be strong franchises, where we viewed prices as already discounting severe recessionary conditions. We established positions in U.K. and Japanese real estate companies, a U.K. homebuilder, and capital goods companies in the U.K. and France. The proceeds for these purchases were redeployed from trimming exposure and taking profits in more defensive names in the consumer staples and materials sectors, which had enjoyed relative outperformance.

As of May 31, 2008, our portion of the Fund was overweighted relative to its benchmark index in consumer staples and information technology. On the same date, the Fund had underweighted allocations compared to its benchmark index in financials, health care and industrials. Our portion of the Fund was relatively market-weighted in consumer discretionary, energy, materials, telecommunication services and utilities.

See accompanying index definitions on page 42.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Julius Baer: Amid strong demand for crop nutrients, companies involved in producing agricultural chemicals used in fertilizer were particularly strong performers for our portion of the Fund. For example, Canada’s Potash of Saskatchewan, the world’s largest producer of potash, was among the top performers for our portion of the Fund during the annual period. Potash is the common name for potassium chloride, used in fertilizers to improve crop yields. Norway’s Yara International, the world’s largest fertilizer maker, and Russia’s Silvinit, its nation’s biggest producer of potash, also were outstanding performers for the period.

Elsewhere in the materials sector, Australia’s Rio Tinto, a leading mining group with activities in aluminum, copper, coal and industrial metals, was a strong contributor to our portion of the Fund’s performance. Newcrest Mining, Australia’s largest gold producer, and Russia’s Gazprom, the world’s biggest gas producer, also performed well.

On the other hand, positions in several banks in both emerging and developed markets detracted from Fund results. These included Hungary’s OTP Bank, India’s State Bank of India and Germany’s Commerzbank. Within Hungary, GDP slowed over the annual period as a result of governmental action to restrict growth and reign in current account deficits. In turn, the country’s banks suffered because of the difficulty they experienced when they went out to the wholesale market for funding. In India, bank shares fell after its government proposed to forgive certain agricultural loans without announcing a means to compensate banks for these write-offs. In Germany, we had favored banks for their domestic rather than international exposure. However, some of these banks negated this advantage by making investments that were not core to their activities. By doing so, these banks exposed the Fund to an area we sought to avoid, depriving the Fund of what we believed to be a relatively safe-haven status. On a positive note, Komercni Banka, the third-largest Czech lender by assets and controlled by Societe Generale of France, was among our portion of the Fund’s top contributors for the annual period, as its shares rallied amid expectations for solid 2008 earnings growth.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: Toward the end of the annual period, international equity markets appeared quick to celebrate a growing consensus that the worst of the credit crunch was behind us and that the concerted action by global central banks had stemmed the pervasive liquidity problems and restored confidence in the stability of the financial system. This view was given added currency by the Bank of England’s April 2008 Financial Stability Report, which concluded that “estimates implied by prices in some credit markets are likely to overstate significantly the losses that will ultimately be felt by the financial system and the economy as a whole, as they appear to include unusually large discounts for illiquidity and uncertainty. In effect, risk premia in some markets have swung from being unusually low to temporarily too high relative to credit fundamentals.”

While we do not disagree with the argument that market prices in some parts of the credit market undershot fundamental value on any reasonable assumptions of delinquency and loss given default rates, we find it difficult to make the same generalized argument for equity prices, particularly after the rally in the last two months of the annual period. The only exception, perhaps, to this view, may be Japan.

In general, at the end of May 2008, we still found that earnings expectations and equity valuations remained overly optimistic, and had yet to fully discount the likely second-order impacts of the credit crunch on the real economy. In particular, we believe the wealth effect of falling real estate values on consumer expenditures, compounded by the pressure on household incomes of higher energy and food prices, which are particularly acute in emerging economies, has yet to be fully grasped. The high level of household debt has left consumers highly vulnerable to any additional shocks to income from higher unemployment or unexpected inflation. Furthermore, the tighter availability of credit, as financial institutions tighten credit standards and deleverage their own balance sheets may well have a lagged impact on consumption and business investment that is yet to become completely revealed in economic statistics.

Falling residential and commercial real estate prices, tighter credit conditions, and difficulties in refinancing have created problems beyond the U.S. subprime mortgage market, with evidence growing of a cyclical upturn in delinquencies and defaults on prime mortgages, credit cards, auto loans, leverage lending and corporate lending. Further credit losses in these areas will likely be an added drag on bank profitability, potentially constraining the supply of credit even further, even if subprime mortgage and structured credit losses prove to have been over-estimated. All told, then, at the end of the annual period, we remained cautious on international equity markets at May 2008 levels and were not inclined to materially alter the defensive bias of our portion of the Fund’s portfolio.

See accompanying index definitions on page 42.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Julius Baer: Looking ahead, we anticipate further economic weakness globally. Structural imbalances due to Anglo-Saxon overspending beyond its means, particularly in the United States, have led us to maintain a defensive posture within our portion of the Fund’s portfolio. We expect to largely avoid those areas of the world most exposed to the U.S. consumer, resulting in a cautious stance toward Asia in general and China in particular. We continue to favor central and eastern Europe, whose fortune is driven mainly by integration into the European Union. Among developed markets, we maintain our bias toward industries that are either monopolistic or oligopolistic in nature, such as airports and seaports. We also prefer industries leveraged to infrastructure spending, such as mining and cement, for the near term. Finally, we remain drawn to the positive dynamics within the agriculture industry, and so we intend to maintain exposure to producers of agriculture-based chemicals.

See accompanying index definitions on page 42.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
International Equity Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		-0.21%	17.06%	7.89%	$21,360	1.54%	1.27%
Class A	at NAV	-0.72%	16.46%	7.35%	$20,319	2.04%	1.77%
	at POP	-5.46%	15.33%	6.83%	$19,358
Class C	without CDSC	-1.19%	15.93%	6.82%	$19,337	2.53%	2.28%
	with CDSC	-2.05%	15.93%	6.82%	$19,337
MSCI All Country World Free ex-U.S. Index		3.04%	22.15%	8.62%	$22,877

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the International Equity Fund against the MSCI All Country World Free ex-U.S. Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 7/2/93. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

International investing is subject to certain risks, such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

See accompanying index definitions on page 42.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Fund had net assets invested in a diversified portfolio of:

Retail	36.1%
Office Properties	19.6%
Residential	8.3%
Warehouse/Industrial	7.3%
Health Care	7.2%
Hotels	6.3%
Diversified	5.8%
Storage	4.5%
Mortgage	2.4%
Financial Services	1.6%
Other	0.9%

100.0%

An interview with David Ferguson and Team,

PNC Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 8% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by property sub-sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the ability to grow both their earnings and dividends at a rate above the sector average.

REITs posted negative results for the 12 months ended May 31, 2008, with the FTSE NAREIT Equity REIT Index (the Index), the Fund’s benchmark, producing a total return of -11.89% for the annual period. This marked the first negative return by the Index following seven consecutive years outperformance relative to the broader equity market. REITs experienced significant volatility during the period, with the general trend being downward following a February 2007 peak in the Index and continuing until reaching a low point in mid-January 2008. Since then through the end of May, the REIT market remained volatile but the general trend in the Index was higher.

The weakness in REITs during the annual period came despite a steady decline in the ten-year Treasury yield, which fell from 4.89% on May 31, 2007 to 4.06% on May 31, 2008. While interest rates moved lower, the credit crisis that evolved during the period significantly limited the availability of credit to finance real estate deals. This, in turn, led to the demise of the merger & acquisition and property sales boom that had pushed real estate values higher during the prior fiscal year. Also, underlying real estate fundamentals showed some signs of softening, but remained relatively strong during the annual period, with most of the decline in REIT stocks driven by the normalization of premium valuations in the sector and concerns about reduced credit availability. Smaller-cap REIT stocks fell as the probability of their being acquired declined, and larger-cap REIT stocks suffered from a flight of money out of the sector.

The Fund underperformed the Index for the 12 months ended May 31, 2008. The Fund’s underweighted positions in the strongly-performing health care and specialty property sub-sectors detracted from its relative results. Within the specialty sub-sector, having only limited exposure to timber REITs particularly hurt. On the other hand, having an overweighted exposure to self-storage holdings, which also performed well overall, boosted the Fund’s relative results. So, too, did having only a modest exposure to mortgage companies and a zero weighting in mixed office properties, as both of these sub-sectors were among the worst performers in the Index. The Fund began the annual period with an overweighted position in the poorly-performing lodging sub-sector, but we soon trimmed the position back to an equal weighting with the Index in July 2007, when the Blackstone Group’s acquisition of Hilton Hotels was announced. We eliminated the Fund’s position in Hilton Hotels and materially reduced its position in Starwood Hotels & Resorts Worldwide.

Would you give us some company-specific examples?

The Fund benefited during the annual period from overweighted positions in some smaller specialty niche companies that performed quite well. These included Digital Realty Trust in the technology data center business, American Campus Communities in the student housing business, and Eastgroup Properties in the industrial area.

Conversely, a sizable overweighted position in New York City-focused office REITs, such as SL Green Realty, hurt the Fund’s relative results. Several of these stocks lost their premium valuations even though they continued to meet expected earnings targets and were widely anticipated to continue to benefit from solid earnings growth.

See accompanying index definitions on page 42.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Retail REITs, such as Developers Diversified Realty and General Growth Properties, also disappointed. However, these stocks generated poor returns more on investor concerns about future earnings weakness than on any actual weakness in their operating results.

During the annual period, we increased the Fund’s relative weightings in the office, malls, specialty and health care sub-sectors. We increased positions in longer-duration office and mall names because of longer lease terms and built-in below-market rents. We also continued to find some value in specialty and niche-focused names that have some protection against economic slowdown. We decreased the Fund’s relative exposure to the apartments, lodging and self-storage sub-sectors. We continued to move away from the shorter-duration lease sectors—hotels and apartments—to try and protect the portfolio against any slowing in the U.S. economy. We were also concerned about the impact of weaker job growth and of excess housing supply on apartments and the impact of reduced travel, because of high energy costs, on lodging.

We slightly reduced the total number of holdings in the Fund’s portfolio from 54 names to 51 names. In doing so, we established positions in ten new names and removed 13 others from the portfolio. Two of the holdings—Hilton Hotels and Archstone-Smith Trust—were eliminated because they were bought out and taken private before the merger and acquisition activity surge ended. Two of the names added to the portfolio—Plum Creek Timber and Weyerhaeuser—gave the Fund an exposure to the timber sub-sector.

What strategies do you intend to pursue over the coming months?

At the end of the annual period, merger & acquisition activity and property sales activity had slowed to a significantly reduced level given credit market conditions, making it difficult to assess a current market value for real estate assets. Still, we felt the REIT price decline had already fully priced in any underlying value declines by the end of May. Further, since many REITs were active sellers of assets during the peak of the market, they remained well positioned with capital to take advantage of any opportunities in the property market created by issues with more highly leveraged buyers. Thus, we continue to like REITs as an alternative to bonds and stocks, and we expect property level fundamentals to improve slowly as the economy becomes stronger given the limited amount of new supply in most markets. Our greatest concern at the end of the annual period was that the current economic and credit market weakness becomes protracted, leading to deteriorating fundamentals and a weaker real estate pricing environment.

Given this view, we do not anticipate making any significant changes in our strategy over the near term. We intend to maintain the Fund’s equal weighted position in hotels relative to the Index, since these stocks already reflected much of the potential weakness we discussed above. That said, we may look to reduce the Fund’s hotel exposure if the economy is anticipated to slow further. In the apartment sub-sector, we intend to look for any weakness as an opportunity to increase the portfolio’s relative weighting. We continue to favor higher-quality names with strong balance sheets, protected markets, and built-in rent growth through below-market in-place rents. As always, we plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

See accompanying index definitions on page 42.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Diversified Real Estate Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		-13.17%	16.13%	12.18%	$31,553	1.03%	1.03%
Class A	at NAV	-13.54%	15.58%	11.63%	$30,057	1.53%	1.53%
	at POP	-17.65%	14.46%	11.09%	$28,617
Class C	without CDSC	-14.04%	14.99%	11.08%	$28,588	2.03%	2.03%
	with CDSC	-14.77%	14.99%	11.08%	$28,588
FTSE NAREIT Equity REIT Index		-11.89%	17.46%	11.85%	$30,673

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Diversified Real Estate Fund against the FTSE NAREIT Equity REIT Index. The Index has an inherent performance advantage over the Fund since it imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 8/1/97. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.75%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Although the Diversified Real Estate Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry.

See accompanying index definitions on page 42.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	38.8%
Corporate Bonds	34.6%
Foreign Bonds	9.2%
U.S. Treasury Obligations	6.1%
Asset Backed Securities	5.7%
Commercial Mortgage Backed Securities	3.3%
Money Market Funds	1.8%
Other	0.5%

100.0%

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Total Return Bond Fund had net assets invested in a diversified portfolio of:

U.S. Government Agency Securities	50.9%
Corporate Bonds	28.4%
U.S. Treasury Obligations	9.9%
Commercial Mortgage Backed Securities	5.4%
Foreign Bonds	4.3%
Money Market Funds	1.3%
Other	-0.2%

100.0%

An interview with Brian Gevry, Jim Shirak, David Dirk and Team,

Boyd Watterson Asset Management, LLC

Portfolio Managers

What factors affected the taxable bond market during the annual period?

The annual period ended May 31, 2008 was marked by chaos in the financial markets and volatile interest rates as a result of the 2007 sub-prime mortgage crisis and its aftermath. A classic flight to quality seized the bond market as investor aversion to risk remained elevated. During the last few months of the annual period, inflation became an additional concern for the bond market, with oil, gasoline and food prices reaching record highs.

The Fed responded to the fallout from the chaos and concern by taking a variety of strong and decisive actions. The Fed embarked on an aggressive interest rate cutting campaign beginning in September 2007 to address the tighter credit markets and the ongoing downturn in the housing market. In mid-January 2008, the Fed announced an emergency rate cut of 75 basis points (a basis point is 1/100th of one percentage point) in addition to the rate cuts it made at its scheduled meetings. Over the annual period, the Fed cut the targeted federal funds rate a total of 325 basis points, bringing it to 2.00%.

The Fed also introduced several new tools to provide liquidity to the financial system at large and the mortgage market in particular. These included offering emergency loans to large commercial and investment banks, allowing these banks to use home loan mortgage packages as collateral to borrow Treasury securities, and expanding the capacity of Fannie Mae and Freddie Mac to buy additional mortgage-backed securities (MBS). In March 2008, the Fed orchestrated a buyout of Bear Stearns, which was on the verge of collapsing, to JPMorgan Chase. The actions taken by the Fed under chairman Bernanke stabilized the markets in the last months of the annual period and demonstrated that the Fed would do what was necessary to prevent systemic failure.

Interest rates at the short-maturity end of the Treasury yield curve fell dramatically during most of the annual period in response to the significant cuts in the targeted federal funds rate. As a result, the shape of the yield curve shifted from almost flat to a more normal, upward slope. Treasury yields touched lows in early 2008 before trending upward by period end. Rates at the short-maturity end of the yield curve reflected the Fed’s rate-cutting campaign, while rates at the longer-maturity end of the yield curve reflected inflation concerns. For the annual period overall, six-month Treasury yields fell nearly 300 basis points to 2.01%. The yield on the two-year Treasury declined by nearly 50% to close the period at 2.64%, and the ten-year Treasury yield dropped 83 basis points to 4.06%.

Bonds posted mixed returns for the year ended May 31, 2008. U.S. Treasury returns dominated bond market performance, reflecting the flight to quality. Domestic and international government agencies and mortgage-backed securities also generated strong returns. On the other hand, most corporate bonds, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) produced positive but weak returns. The majority of gains for virtually all of the fixed income sectors were achieved during the first half of the annual period, with returns during the second half rather anemic across the board.

See accompanying index definitions on page 42.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Themes that remained constant throughout the annual period included the outperformance of high-quality bonds over lower-quality issues and of intermediate-term maturity bonds over longer maturity bonds. Spreads1 in corporate bonds experienced widening, and securitized products were hurt by delinquencies. Home-equity loan ABS, in particular, posted dramatic losses; the sector was down nearly 24% for the annual period.

How did you manage the taxable bond funds during the annual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for relative return may be pursued through yield curve positioning, sector allocation and/or security selection.

Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.

For the annual period ended May 31, 2008, both Limited Maturity Bond Fund and Total Return Bond Fund posted positive absolute returns but underperformed their respective benchmarks, the Merrill Lynch U.S. Corporate & Government 1-5 Year Index and the Lehman Brothers Aggregate Bond Index. Each Fund was defensively positioned for the first nine months of the annual period with durations kept short relative to their respective benchmark index in anticipation of extending duration during periods of rising interest rates. This short duration stance detracted from the Funds’ performance, as interest rates moved lower during the nine-month period. During the last months of the annual period, interest rates moved higher, and so we took duration for each Fund to a modestly long stance relative to its respective benchmark index. Both Funds’ performance was further negatively impacted by our emphasis on generating income through an overweighting of non-Treasury sectors. Although, importantly, the Funds did not own any subprime mortgage issues, the additional yield gained by holding traditional spread, or non-Treasury, product was not enough to offset the gains in Treasury prices during the annual period.

In both Funds, we were active in the new issue corporate bond market. New issue corporate bonds came to market with large price concessions, and we sold existing corporate bond positions or Treasuries to take advantage of the value offered. In Total Return Bond Fund, we also engaged in a number of swaps, selling issues we believed had limited appreciation potential for more attractive issues or for government agency securities, which had experienced significant spread widening. In Limited Maturity Bond Fund, we increased exposure to agency bonds by reducing exposure to Treasury and corporate securities.

In Total Return Bond Fund, we favored a “bulleted” structure, concentrating holdings in securities with intermediate-term maturities. In Limited Maturity Bond Fund, we emphasized securities maturing within one year and in the three- to five-year range, resulting in a more “barbelled” structure.

Would you give us more specific examples?

In each Fund, we decreased an overweighted position in MBS in expectation of additional interest rate volatility, which negatively affects MBS prices, and of continued challenges in the housing market. In Total Return Bond Fund, we also reduced the CMBS position. Floating-rate notes offered attractive yields during the first half of the period, and we purchased three- to five-year maturity brokerage names for the Fund to pick up a considerable amount of income. We expect these floating-rate notes to perform well in a variety of interest rate scenarios given their attractive yields at purchase.

In Limited Maturity Bond Fund, we reduced exposure to Treasuries and corporate bonds and increased its holdings in government agency securities, which we believed had experienced an overly large degree of spread widening relative to Treasuries. We also reduced the Fund’s exposure to international corporate bonds, which we felt had become rich.

[1]

The terms “spread” and “credit spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues that are similar in most respects except for quality rating. The term “spread” or “yield spread” may also refer to the difference in yield between two specific securities or types of securities at a given time.

See accompanying index definitions on page 42.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

In general, we remained defensive in the Funds’ credit positions by holding high-quality corporate bonds and limiting lower-quality corporate bond holdings to those with shorter maturities.

What strategies do you intend to pursue over the coming months?

In our view, the economy over the coming months is likely to be characterized by near-term weakness, softening labor markets and subdued consumer spending. At the end of May 2008, credit markets remained constrained, and liquidity levels had not recovered. The housing market also showed no signs of recovery as indicated by record-high foreclosure levels. Meanwhile, the Fed had expressed concern about heightened energy and other commodity inflation but was widely believed to be “on hold” with no further easing of the targeted federal funds rate for the near term. In fact, although the Fed is projecting a moderation of elevated inflation indicators over the coming months, the federal funds futures market is pricing in a hike in the targeted federal funds rate as early as October 2008. In this environment, we expect the short-maturity end of the yield curve to be anchored by a stable targeted federal funds rate in the months ahead and the longer-maturity end of the yield curve to remain elevated or to drift higher due to inflation concerns. We expect to continue to take advantage of the trading range of the yield curve in each Fund, although we note that the overall range of interest rates has shifted upward.

In both Funds, we intend to maintain an underweighted position in Treasuries, which we consider expensive. With inflation figures coming in at higher levels, real interest rates had entered negative territory at the end of the annual period. We plan to maintain overweighted positions in agency securities on a duration basis in both Funds. Agency securities remain attractive because they provide exposure to the top-quality government sector but offer better yields than Treasuries. The Fed’s utilization of Fannie Mae and Freddie Mac as instruments to provide liquidity to the mortgage markets has renewed investor confidence in the sector and helped tighten agency spreads.

In Total Return Bond Fund, we intend to increase holdings in MBS from a neutral stance to an overweighted position due to the relative stabilization of the mortgage-backed securities market and its attractive spread levels. At the end of the period, the Fund remained invested in high-quality CMBS with a neutral position relative to its benchmark. The Fund also had an underweighted allocation to ABS due to the greater yields offered by short-maturity corporate bonds.

In Limited Maturity Bond Fund, we remained invested in several sectors that are not components of its benchmark index at the expense of Treasuries in an effort to provide income to the Fund. The Fund holds high-quality MBS, CMBS and ABS as well as select international high-grade issues.

In both Funds, our anticipated strategy is to maintain an overweighted position in credit for additional yield rather than expected capital gains and to invest in select corporate bonds when we believe spread widening is overdone or new issue pricing is compelling. In general, however, we expect slower domestic and global economic growth together with continued tight credit conditions and below-average liquidity to further widen corporate bond spreads. We believe income will likely be the primary component of total return during the next several months. High-yield corporate bond spreads, in particular, are likely to widen, as defaults are just starting to pick up in this sector. We anticipate default levels to increase materially during the upcoming year.

Given our view for a stable to steeper yield curve going forward, we expect to maintain a concentration in intermediate-term securities in Total Return Bond Fund. We intend to maintain a “barbelled” structure in Limited Maturity Bond Fund, as we seek to take advantage of high short-term yields and potential gains in the three- to seven-year segment of the yield curve.

See accompanying index definitions on page 42.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Limited Maturity Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		6.18%	3.09%	4.35%	$15,301	0.61%	0.53%
Class A	at NAV	5.54%	2.57%	3.82%	$14,546	1.11%	1.03%
	at POP	1.05%	1.68%	3.37%	$13,933
Class C	without CDSC	5.13%	2.08%	3.30%	$13,838	1.61%	1.53%
	with CDSC	4.13%	2.08%	3.30%	$13,838
Merrill Lynch 1-5 Year Corp/Gov Index		7.20%	3.36%	5.21%	$16,625

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

See additional information related to the Fund’s performance on page 34.

See accompanying index definitions on page 42.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Total Return Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		5.48%	3.66%	5.08%	$16,418	0.59%	0.53%
Class A	at NAV	4.95%	3.14%	4.56%	$15,616	1.09%	1.03%
	at POP	0.54%	2.25%	4.11%	$14,959
Class C	without CDSC	4.43%	2.62%	4.04%	$14,863	1.60%	1.53%
	with CDSC	3.43%	2.62%	4.04%	$14,863
Lehman Aggregate Bond Index		6.89%	3.83%	5.78%	$17,548

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the total return of the Limited Maturity Bond Fund against Merrill Lynch 1-5 Year Corp/Govt Bond Index and the total return of the Total Return Bond Fund against Lehman Aggregate Bond Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares of the Limited Maturity and Total Return Bond Funds is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 3/14/91 for the Limited Maturity Bond Fund and 3/1/98 for the Total Return Bond Fund. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25% for the Limited Maturity and Total Return Bond Funds. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Portfolio Highlights

(Unaudited)

On May 31, 2008, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:

Maryland	85.6%
Puerto Rico	8.8%
District of Columbia	2.8%
Money Market Funds	1.6%
Other	1.2%

100.0%

Portfolio Highlights

(Unaudited)

On May 31, 2008, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):

Pennsylvania	8.8%
Texas	8.8%
New York	7.3%
Virginia	6.9%
Florida	6.8%
Maryland	6.8%
Michigan	6.2%
South Carolina	5.1%
Arizona	4.1%
Massachusetts	3.8%
Other	35.4%

100.0%

Portfolio Highlights

(Unaudited)

On May 31, 2008, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):

California	15.0%
Pennsylvania	15.0%
New York	10.3%
Texas	9.8%
Michigan	6.5%
Massachusetts	5.4%
Florida	5.3%
South Carolina	5.1%
Illinois	4.6%
Arizona	4.2%
Other	18.8%

100.0%

An interview with Steve Winterstein, Adam Mackey, Becky Rogers and Team,

PNC Capital Advisors, Inc.

Portfolio Managers

Steve Winterstein, Adam Mackey, Becky Rogers and Team took over the management of these Funds on June 15, 2007.

What factors affected the tax-exempt bond markets during the annual period?

The tax-exempt fixed income market produced positive absolute returns but significantly underperformed the taxable fixed income market for the annual period, as fallout from turmoil in the credit markets following turbulence in the subprime mortgage market and fears regarding liquidity spilled over into the municipal market. February 2008 was the worst month in the history of municipal bond market performance.

The fallout manifested itself in several ways during the period. Investors grew increasingly risk averse overall, and an ongoing flight-to-quality toward U.S. Treasuries resulted, driving Treasury yields materially lower. In fact, at the end of February, the ratio of municipal bond yields to Treasury yields across the yield curve, or spectrum of maturities, had reached record high levels. At that point, cross-over buyers came into the municipal bond market, which served to somewhat stabilize the free-fall of tax-exempt bond values.

Municipal bond insurers’ exposure to certain plagued securities also became a factor during the period. Since late June 2007, when the well-publicized collapse of the Bear Stearns hedge funds occurred, fixed income operators in general became singularly focused on those financial institutions with exposure to residential mortgage-backed securities (RMBS), subprime mortgages and collateralized debt obligations (CDOs). By October, investors had grown increasingly concerned that the monoline insurers, which insure approximately 50% of the municipal bond market currently, might be challenged to maintain their AAA ratings. Indeed, while several of the monoline insurers have retained their AAA status to date, some were placed on “negative watch” by the ratings agencies during the period while others were downgraded by one or more of the ratings agencies. The municipal bond insurer meltdown during the annual period led the municipal market to value bonds based on underlying credit quality rather than on bond insurer ratings.

The failure of the tax-exempt auction-rate securities1 market, driven by unprecedented balance sheet stress by financials companies, was also a major factor affecting the tax-exempt bond market during the period. The unwinding of the auction-rate securities market led to increased supply in non-high-grade credits.

[1]

An auction rate security (ARS) typically refers to a debt instrument with a long-term nominal maturity for which the interest rate is reset through a dutch auction. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of ARS. ARS holders do not have the right to put their securities back to the issuer; as a result no bank liquidity facility is required.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

As the Fed sought to strengthen liquidity and calm market fears by cutting the targeted federal funds rate six times during the period by a total of 3.25%, short-term tax-exempt yields declined. Longer-dated municipal bond yields rose—for two major reasons. First, liquidity evaporated. Leveraged municipal participants, such as hedge funds, were forced to sell longer positions into an already distressed market to meet margin calls, and the auction rate securities market, which had typically supported supply/demand imbalances within the municipal bond market, failed to do so during these months, as Wall Street firms simply stepped away from municipal bonds based on their own balance sheet pressures. Second, following a notable decline in new issue municipal supply year-over-year ending February 2008, concerns heightened regarding new issue supply building in March 2008 and beyond. All told, then, the slope of the tax-exempt bond yield curve steepened significantly over the annual period. Indeed, the one- to ten-year Municipal Market Daily AAA tax-exempt yield curve went from a slope of 30 basis points at the start of June 2007 to a slope of 190 basis points on May 31, 2008. (A basis point is 1/100th of one percentage point.)

Credit spreads widened dramatically during the annual period. At the beginning of June 2007, the yield differential between 10-year BBB-rated municipal bonds and 10-year AAA-rated municipal bonds was 31 basis points. On May 31, 2008, the yield differential between 10-year BBB-rated municipal bonds and 10-year AAA-rated municipal bonds was 109 basis points. The spread between municipal bonds subject to the Alternative Minimum Tax and those that are not also widened significantly during the 12-month period.

How did you manage the tax-exempt bond funds during the annual period?

Given the municipal bond market backdrop, we continued to monitor and review the credit quality of all holdings in the tax-exempt bond Funds, while systematically reducing exposure to insured bonds in National Tax-Exempt Bond Fund and in Tax-Exempt Limited Maturity Bond Fund and maintaining an underweighted position in insured bonds in Maryland Tax-Exempt Bond Fund. It is important to note that it has been PNC’s long-standing policy to review the underlying credit quality of all municipal securities held in its tax-exempt bond Funds, including those wrapped with any bond insurance. During this annual period, those municipal bond funds that were more credit averse, including the PNC tax-exempt bond Funds, fared better than many of its peers. Indeed, the Funds’ modest exposure to insured bonds proved particularly helpful when the subprime mortgage market crisis heightened and several monoline insurers were downgraded in early 2008. It is also important to state here that the portfolio’s credit quality, as always, remained high. As of May 31, 2008, each Fund portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively.

We increased exposure to the pre-refunded2 sector in National Tax-Exempt Bond Fund and in Maryland Tax-Exempt Fund, a strategy that benefited relative results, as most securities in this sector were fully collateralized by U.S. Treasury obligations.

We shifted each of the tax-exempt bond Funds’ duration to a rather neutral position relative to their respective benchmark indices for most of the period, moving just modestly shorter or longer as conditions changed. Also, in anticipation of the steepening of the municipal bond yield curve, we repositioned the Funds’ portfolios in an effort to extract the maximum value from this steepening trend while mitigating interest rate risk. For example, in Tax-Exempt Limited Maturity Bond Fund, we focused on selling bonds with zero- to three- year maturities and replaced them with securities with four- to six-year maturities to give the portfolio a more bulleted, or concentrated, maturity structure as we sought to take advantage of yield curve steepening at the one- to ten-year portion of the municipal yield curve.

In all, each of the three Funds lagged its respective benchmark index for the annual period but each notably outperformed both its respective Morningstar and Lipper category averages, representing its peer groups.3

[2]

Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value—sometimes significantly.

[3]

The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Morningstar category average is the average return for the peer group based on the returns of each individual fund within the group. It assumes reinvestment of dividends and capital gains, if any, and excludes sales charges. Indices are not managed and an investor cannot invest directly into an index.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Would you give us more specific examples of what strategies you carried out in each of the tax-exempt bond funds?

In National Tax-Exempt Bond Fund, we shortened the Fund’s duration to bring it to a neutral position relative to its benchmark, the Lehman Quality Intermediate Index. We implemented this strategy by selling a number of the Fund’s municipal bond holdings with maturities in the year 2023 and longer. During the period, we also sold some of the Fund’s par and discount bonds in favor of premium, or higher, coupon bonds. We reduced the Fund’s exposure to insured municipal bonds and increased its allocations to health care bonds, to pre-refunded bonds and to escrowed bonds. We also increased the Fund’s exposure to bonds issued by California, New York and Texas to enhance diversification and better reflect the broad municipal market universe. To increase exposure to these three states, we used proceeds from the sale of some higher-priced municipal bonds issued by Virginia and Colorado. Finally, we added some A-rated bonds to the portfolio as credit spreads widened in an effort to garner additional yield. We focused on securities that we felt were undervalued.

In Tax-Exempt Limited Maturity Bond Fund, we lengthened the Fund’s duration just slightly to bring it closer in line with its benchmark, the Lehman Mutual Fund Short Index. During the period, we reduced the Fund’s exposure to insured municipal bonds and increased its allocations to higher education bonds and health care bonds. We also added State of California exposure in the five-year part of the yield curve to the portfolio. At the start of the period, the Fund had no exposure to California, but the general obligations of the state are highly represented in the Fund’s benchmark and in the broad market. We also sold State of Florida and State of New Jersey bonds and replaced them with State of Texas bonds. We also added some A-rated bonds to the portfolio, as the market began to re-price risk and spreads began to widen. We sought select A-rated bonds that we believed would widen less or tighten more than the category overall.

In Maryland Tax-Exempt Bond Fund, we shortened the Fund’s duration slightly relative to its benchmark, the Lehman Quality Intermediate Index. However, this modest shift in duration was due primarily to the sale of longer-dated discount coupon municipal bonds rather than to any interest rate strategy. Indeed, over the course of the 12 months, we sold all of the portfolio’s bonds with coupons in the 4.00% to 4.99% range in favor of establishing positions in more defensively-structured bonds with premium coupons in the 5.00% to 6.00% range. We maintained the Fund’s underweighted exposure to insured municipal bonds and materially increased its allocation to pre-refunded bonds.

What strategies do you intend to pursue over the coming months?

At the end of May, the federal funds futures market expected a 25 basis point interest rate increase by year end 2008 and a further rise in rates through at least the first half of 2009. Of course, factors that the Fed must consider over the coming months include the potential for stabilization of the housing and mortgage sectors as keys to financial sector stabilization, high energy prices that may continue to push up inflation, ongoing pressures on the U.S. dollar and continued commercial loan provisioning and investment bank write offs.

Given this view, we intend to maintain the Funds’ duration nearly neutral to their respective benchmarks for the near term. In the case of Maryland Tax-Exempt Bond Fund, we would seek to extend the portfolio’s duration to neutral through the purchase of high-quality, AAA-rated and AA-rated bonds as opportunities to do so present themselves. At the same time, we will not hesitate to adjust positioning in any of the Funds if the timing of a shift in Fed policy and/or the economic and inflationary picture changes.

In all three Funds, we may begin to look at bonds subject to the Alternative Minimum Tax (AMT), as spreads have widened and thus become increasingly attractive. In both National Tax-Exempt Bond Fund and Tax-Exempt Limited Maturity Bond Fund, we intend to be opportunistic in looking to add credit spread to the portfolio through tobacco bonds or insured bonds when bonds are attractively priced. In National Tax-Exempt Bond Fund, we intend to lower exposure to State of Pennsylvania bonds in order to take advantage of limited supply within that state. We

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

also expect to increase exposure to pre-refunded or escrowed-to-maturity (ETM)4 bonds and reduce exposure to local general obligation bonds. In Tax-Exempt Limited Maturity Bond Fund, we also intend to continue to position the portfolio for further yield curve steepening.

In Maryland Tax-Exempt Bond Fund, we intend to continue to add pre-refunded bonds to the portfolio and to opportunistically sell out of A-rated credits, as the portfolio, as of May 31, 2008, was overweighted in these bonds relative to its benchmark. We also intend in Maryland Tax-Exempt Bond Fund to seek opportunities to sell out of bonds that are insured, which have been in the portfolio since before we began managing the portfolio in June 2007, but that have no underlying rating.

Overall, we intend to maintain the Funds’ high credit quality, staying disciplined to our investment process with an emphasis on risk management.

[4]

Escrowed to maturity bonds or ETM bonds are advanced refunded bonds. When interest rates fall, an issuer may choose to sell a new issue called a refunding issue and use the proceeds of the second issue to pay off the original issue, much the same as a home owner refinancing a mortgage in an effort to save interest costs. The proceeds of the refunding issue are used to structure a portfolio of U.S. government securities, the principal and interest payments of which exactly match the principal and interest payments of the refunded bonds. The portfolio is placed in escrow at the paying agent and the bond issue is said to be fully defeased and escrowed to maturity. In actual practice the bonds are usually called on the first call date. Because of the U.S. Treasury backing, ETM bonds are considered the safest municipal bonds available and trade on the market as a rich triple-A.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Maryland Tax-Exempt Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		4.08%	2.60%	3.83%	$14,565	0.85%	0.53%
Class A	at NAV	3.56%	2.09%	3.32%	$13,858	1.35%	1.03%
	at POP	-0.86%	1.21%	2.87%	$13,270
Class C	without CDSC	3.14%	1.60%	2.81%	$13,194	1.85%	1.53%
	with CDSC	2.14%	1.60%	2.81%	$13,194
Lehman Quality Intermediate Index		6.15%	3.23%	4.73%	$15,881

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

See additional information related to the Fund’s performance on page 41.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
Tax-Exempt Limited Maturity Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		5.41%	2.23%	3.37%	$13,934	0.79%	0.53%
Class A	at NAV	4.77%	1.72%	2.86%	$13,255	1.30%	1.03%
	at POP	0.30%	0.85%	2.42%	$12,697
Class C	without CDSC	4.36%	1.21%	2.35%	$12,610	1.79%	1.53%
	with CDSC	3.36%	1.21%	2.35%	$12,610
Lehman Mutual Fund Short Index		6.14%	2.78%	4.00%	$14,807

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

See additional information related to the Fund’s performance on page 41.

See accompanying index definitions on page 42.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Average Annual Returns as of May 31, 2008
National Tax-Exempt Bond Fund		1 Year	5 Year	10 Year	Final Value of $10,000 Investment*	Gross Expense Ratio**	Net Expense Ratio**
Institutional Class		4.82%	2.60%	3.90%	$14,665	0.77%	0.53%
Class A	at NAV	4.29%	2.13%	3.41%	$13,980	1.27%	1.03%
	at POP	-0.13%	1.24%	2.96%	$13,381
Class C	without CDSC	3.78%	1.58%	2.88%	$13,289	1.77%	1.53%
	with CDSC	2.78%	1.58%	2.88%	$13,289
Lehman Quality Intermediate Index		6.15%	3.23%	4.73%	$15,881

*	The period covers the ten years ended May 31, 2008, or, if the fund is less than ten years old, the period since inception of the fund.
**	For the period ended May 31, 2007. The difference between gross and net operating expenses reflects voluntary waivers and expense reimbursements that may be terminated at any time at the option of investment advisor. Please see the Fund’s most recent prospectus for details.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.pncfunds.com.

Figures for the period indicated reflect fee waivers in effect (if unwaived, total returns would have been lower), reinvestment of dividends, capital gains distributions, as well as changes in share price. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Based on a $10,000 initial investment, the graphs and tables above illustrate the total return of the Maryland Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index; the total return of the Tax-Exempt Limited Maturity Bond Fund against the Lehman Mutual Fund Short Index; and the total return of the National Tax-Exempt Bond Fund against the Lehman Quality Intermediate Index. The Indices have an inherent performance advantage over the Funds since they impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The inception date for the Class A and C shares is 9/30/02. Historical performance shown for Class A and C shares prior to their inception date reflect Institutional Class performance adjusted for different operating expenses, and, where indicated, for sales charges. The inception date for the Institutional Class of shares is 6/2/92 for the Maryland Tax-Exempt Bond Fund and 3/1/98 for the Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds. Class A returns at net asset value (NAV) do not include a sales charge. Returns at public offering price (POP) include the Fund’s maximum sales charge of 4.25%. Class C returns with CDSC include the effect of the Fund’s CDSC which declines from 1% the first year to 0% the second year.

Portfolio holdings and composition are subject to change. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The income of the Maryland Tax-Exempt, Tax-Exempt Limited Maturity and National Tax-Exempt Bond Funds may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

See accompanying index definitions on page 42.

PNC Funds, Inc.

Management’s Discussion of Fund Performance — Continued

May 31, 2008

Investment Abbreviations

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks.

The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The FTSE NAREIT Equity REIT Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

The Lehman Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0–6 years.

The views expressed in this commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. The views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

PNC Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 2.0%
Federal Home Loan Bank — 2.0%
Floating Rate Notes,
2.50%, 8/20/08(a)	$10,000	$9,999,689
Notes,
5.10%, 9/19/08(b)	7,000	7,008,604

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $17,008,293)		17,008,293

CERTIFICATES OF DEPOSIT — 16.0%
ABN AMRO North America Finance, Inc.,
2.61%, 8/13/08	5,000	5,000,018
Barclays US Funding LLC,
2.72%, 7/7/08	21,500	21,500,000
BNP Paribus,
4.75%, 6/20/08	22,000	22,002,755
CIBC,
2.78%, 7/9/08	21,800	21,800,000
Royal Bank of Scotland PLC
4.90%, 6/12/08	10,000	10,001,781
2.66%, 6/3/08(a)	10,000	9,999,741
2.83%, 7/28/08	15,000	15,000,000
Wells Fargo & Co.,
2.14%, 6/5/08	30,000	30,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $135,304,295)		135,304,295

COMMERCIAL PAPER — 54.5%
Asset Backed Securities — 21.6%
Amsterdam Funding Corp.,
2.58%, 7/3/08(c)	9,000	8,979,360
Barton Capital LLC(c)
2.63%, 6/24/08	12,000	11,979,837
2.58%, 6/24/08	9,250	9,234,753
Cancara Asset Securitization LLC,
2.80%, 6/27/08	20,000	19,959,555
DaimlerChrysler Revolving Auto Conduit LLC,
2.90%, 6/9/08	22,000	21,985,822
Fountain Square Commercial Funding Corp.(c)
3.25%, 7/21/08	8,000	7,963,889
3.00%, 7/8/08	12,000	11,963,000
Old Line Funding LLC,
2.52%, 7/21/08(c)	10,000	9,965,000
Palisades Citibank Omni Credit Card Master Trust,
3.10%, 6/2/08(c)	22,000	21,998,106
Sheffield Receivables(c)
2.43%, 6/17/08	10,000	9,989,200
2.60%, 6/4/08	8,000	7,998,267
Thames Asset Global Securities,
2.57%, 6/11/08(c)	9,000	8,993,575
Windmill Funding Corp.,
2.55%, 6/16/08(c)	17,500	17,481,406
Yorktown Capital LLC,
2.73%, 7/2/08	15,000	14,964,737

		183,456,507

Banking & Financial Services — 23.3%
Bank of America Corp.,
2.58%, 8/5/08	20,000	19,906,833
Bank of Scotland PLC
2.80%, 6/10/08	22,000	21,984,600
2.77%, 6/11/08	8,500	8,493,460
Citigroup Funding, Inc.,
3.00%, 6/20/08	10,000	9,984,167
Greenwich Capital Holdings,
2.70%, 8/8/08	13,625	13,555,512
JPMorgan Chase & Co.,
2.50%, 8/12/08	18,000	17,910,000
Merrill Lynch & Co.,
2.76%, 7/1/08	20,000	19,954,000
Morgan Stanley,
2.97%, 7/25/08	25,000	24,888,625
Toyota Motor Credit Corp.,
2.00%, 7/16/08	30,000	29,925,000
UBS Finance Delaware LLC,
2.21%, 6/27/08	10,000	9,984,075
Wachovia Corp.,
2.75%, 6/6/08	20,500	20,492,170

		197,078,442

Diversified Financial Services — 2.9%
General Electric Capital Corp.,
2.52%, 10/6/08	25,000	24,777,750

Foreign Banks — 6.7%
CBA (Delaware) Finance
2.52%, 6/16/08	6,000	5,993,700
2.75%, 6/13/08	5,000	4,995,417
Deutsche Bank Financial LLC,
2.69%, 7/22/08	8,000	7,969,513
Dexia Delaware LLC,
2.62%, 8/8/08	10,000	9,950,511
Societe Generale
2.82%, 11/13/08	16,000	15,793,200
2.81%, 7/7/08	12,000	11,966,280

		56,668,621

TOTAL COMMERCIAL PAPER
(Cost $461,981,320)		461,981,320

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Par (000)	Value
CORPORATE BONDS — 8.8%
Allstate Life Global Funding Trusts,
3.33%, 6/20/08	$10,000	$10,000,000
American Honda Finance Corp.,
2.96%, 6/18/08(a)	9,820	9,820,000
BP Capital Markets PLC,
3.04%, 6/11/08(a)	10,000	10,000,000
Citigroup, Inc.,
3.63%, 2/9/09	15,534	15,534,000
General Electric Capital Corp,
2.77%, 7/7/08	9,100	9,095,878
Morgan Stanley,
3.88%, 1/15/09	10,000	10,022,549
UBS AG,
2.48%, 6/16/08(a),(d)	10,000	10,000,000

TOTAL CORPORATE BONDS
(Cost $74,472,427)		74,472,427

REPURCHASE AGREEMENTS — 10.5%
Bank of America (Agreement dated 5/30/08 to be repurchased at $22,003,997 collateralized by $21,630,000 (Value $22,577,858) U.S. Government Agency Obligation, 5.87%, due 8/21/17)
2.18%, 6/2/08	22,000	22,000,000
JPMorgan Securities (Agreement dated 5/30/08 to be repurchased at $22,003,978 collateralized by $22,435,000 (Value $22,473,140) U.S. Government Agency Obligation, 2.89%, due 3/4/09)
2.17%, 6/2/08	22,000	22,000,000
Merrill Lynch Securities (Agreement dated 5/30/08 to be repurchased at $23,004,178 collateralized by $23,519,000 (Value $23,460,203) U.S. Government Agency Obligation, 0%, due 6/30/08)
2.18%, 6/2/08	23,000	23,000,000

Wachovia Securities (Agreement dated 5/30/08 to be repurchased at $22,004,052 collateralized by $22,512,000 (Value $22,668,160) U.S. Government Agency Obligation, Interest rates from 5.00%-5.02%, due 11/21/12 - 3/12/21)

2.21%, 6/2/08	22,000	22,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $89,000,000)		89,000,000

	Shares
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (e) — 0.9%
Investment in securities lending short term investment portfolio		7,281,506

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $7,281,506)		7,281,506

MONEY MARKET FUNDS — 8.2%
Goldman Sachs Financial Square Prime Obligations Fund	697,839	697,839
JPMorgan Prime Money Market Fund	32,731,573	32,731,573
Morgan Stanley Liquidity Prime Fund	36,068,054	36,068,054

TOTAL MONEY MARKET FUNDS
(Cost $69,497,466)		69,497,466

TOTAL INVESTMENTS IN SECURITIES — 100.9%
(Cost $854,545,307) (f)		854,545,307
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%		(7,232,796)

NET ASSETS — 100.0%		$847,312,511

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statement.)
(c)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, or otherwise restricted as to resale. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Advisor, using procedures approved by the Board of Directors, has deemed these securities to be liquid.

(d)	Illiquid restricted security. This security represents less than 0.1% of net assets as of May 31, 2008.
(e)	See Notes 1J and 4 in Notes to Financial Statements.
(f)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 68.1%
Fannie Mae — 21.6%
Discount Notes(a)
2.10%, 6/11/08	$4,235	$4,232,541
2.80%, 6/12/08(b)	5,090	5,085,689
2.06%, 6/13/08	6,000	5,995,900
2.08%, 6/18/08	6,000	5,994,135
2.15%, 6/18/08	3,150	3,146,802
2.08%, 7/2/08	8,000	7,985,740
2.05%, 7/9/08(b)	6,000	5,987,080
2.01%, 7/21/08	6,500	6,481,944
2.07%, 7/23/08	1,316	1,312,084
2.83%, 7/23/08	5,000	4,980,124
2.06%, 7/30/08(b)	7,500	7,474,802
2.06%, 8/6/08(b)	6,000	5,977,549
2.08%, 8/13/08(b)	7,000	6,970,618
2.08%, 9/17/08	6,000	5,962,920
2.13%, 11/28/08(b)	5,000	4,947,550
Notes
4.20%, 6/16/08	7,000	7,004,324
4.40%, 7/28/08	4,000	3,998,856
4.50%, 8/4/08	2,500	2,499,663
4.00%, 9/2/08	2,063	2,059,382
3.38%, 12/15/08	4,100	4,129,051

		102,226,754

Federal Farm Credit Bank — 7.1%
Discount Notes(a)
2.01%, 6/11/08	7,000	6,996,111
2.54%, 6/16/08(b)	8,500	8,491,075
Notes
3.38%, 7/15/08	2,986	2,981,808
2.27%, 6/23/08(c)	5,000	5,000,000
2.44%, 6/14/08(c)	10,000	9,999,660

		33,468,654

Federal Home Loan Bank — 22.4%
Discount Notes(a)
1.96%, 6/4/08(b)	5,000	4,999,183
2.00%, 6/6/08(b)	5,000	4,998,611
2.07%, 6/10/08	7,000	6,996,377
2.08%, 6/13/08(b)	7,500	7,494,797
2.10%, 6/18/08	8,000	7,992,086
2.07%, 6/19/08	7,500	7,492,237
Floating Rate Notes (c),
2.50%, 8/20/08	10,000	9,999,689
Notes
5.10%, 9/19/08(b)	4,500	4,505,384
2.70%, 7/29/08(c)	6,500	6,500,463
2.25%, 1/7/09	5,000	5,000,000
2.83%, 3/3/09	5,000	5,000,000
2.40%, 4/1/09	3,000	3,000,000
2.60%, 4/30/09	3,000	3,000,000
2.52%, 8/18/08(c)	3,500	3,498,282
2.43%, 8/27/08(c)	10,000	10,000,000
2.85%, 6/4/08(c)	6,500	6,500,000
2.38%, 6/21/08(c)	5,000	5,000,000
2.47%, 6/14/08(c)	4,000	4,000,000

		105,977,109

Freddie Mac — 17.0%
Discount Notes(a)
2.05%, 6/2/08	3,326	3,325,811
2.00%, 6/3/08	5,000	4,999,444
2.21%, 6/9/08(b)	5,000	4,997,556
2.17%, 6/25/08	2,000	1,997,107
2.06%, 6/27/08(b)	7,500	7,488,842
2.10%, 7/7/08	5,000	4,989,550
2.14%, 8/11/08(b)	6,000	5,974,795
2.10%, 8/25/08(b)	8,000	7,960,598
2.12%, 9/17/08	2,550	2,533,935
2.14%, 9/22/08(b)	8,000	7,946,764
Notes
4.50%, 8/4/08	2,500	2,499,877
5.00%, 9/16/08	3,750	3,775,228
4.75%, 3/5/09	5,000	5,093,886
2.40%, 4/2/09	5,000	5,000,000
2.47%, 6/19/08(c)	5,000	5,006,139
2.60%, 6/8/08(c)	7,000	6,999,311

		80,588,843

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $322,261,360)		322,261,360

REPURCHASE AGREEMENTS — 23.3%
Bank of America Securities LLC (Agreement dated 5/30/08 to be repurchased at $27,004,905 collateralized by 26,935,000 (Value $28,174,755) FNMA, 6.06%, due 7/20/27)
2.18%, 6/2/08	27,000	27,000,000
JPMorgan Securities (Agreement dated 5/30/08 to be repurchased at $27,004,883 collateralized by $27,530,000 (Value $27,576,801) FHLB, 2.89%, due 3/04/09)
2.17%, 6/2/08	27,000	27,000,000
Merrill Lynch Securities (Agreement dated 5/30/08 to be repurchased at $29,005,268 collateralized by $29,655,000 (Value $29,580,863) FNMA Discount Note, 0%, due 6/30/08)
2.18%, 6/2/08	29,000	29,000,000

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Par (000)/ Shares	Value
REPURCHASE AGREEMENTS — Continued
Wachovia Securities (Agreement dated 5/30/08 to be repurchased at $27,004,973 collateralized by $27,720,000 (Value $27,878,786) FHLB, 5.00%, due 3/12/21)
2.21%, 6/2/08	$27,000	$27,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $110,000,000)		110,000,000

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (d) — 21.9%
Investment in securities lending short term investment portfolio		103,479,498

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $103,479,498)		103,479,498

MONEY MARKET FUNDS — 8.6%
Goldman Sachs Financial Square Government Fund	19,979,839	19,979,839
JPMorgan U.S. Government Money Market Fund	1,173,973	1,173,973
Merrill Lynch Government Money Market Fund	19,599,307	19,599,307

TOTAL MONEY MARKET FUNDS
(Cost $40,753,119)		40,753,119

TOTAL INVESTMENTS IN SECURITIES — 121.9%
(Cost $576,493,977) (e)		576,493,977
LIABILITIES IN EXCESS OF OTHER ASSETS — (21.9)%		(103,724,133)

NET ASSETS — 100.0%		$472,769,844

(a)	Rate disclosed represents the yield at the time of purchase.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(d)	See Notes 1J and 4 in Notes to Financial Statements.
(e)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — 99.3%
Alaska — 0.4%
Valdez Alaska Marine Terminal, RB, VRBD, BP Pipeline, Inc., Ser B,
1.30%, 6/1/08(a)	$1,000	$1,000,000

Arizona — 2.0%
Salt River Project Arizona Agriculture Import & Power District, TECP,
2.20%, 6/4/08	5,000	5,000,000

Colorado — 1.1%
Metro Wastewater Reclamation District Colorado Sewer, RB, Ser B, INS: GO of District,
5.00%, 4/1/09	2,715	2,785,192

Connecticut — 1.0%
Connecticut State, GO, VRDB, Ser A, INS: Landesbank Hessen-Thuringen Girozentrale,
1.63%, 6/5/08(a)	2,500	2,500,000

District of Columbia — 2.0%
Washington D.C. Convention Center Authority, RB, Prerefunded 10/1/08 @101,
5.25%, 10/1/08	1,000	1,015,569
Washington D.C. Metro Area Transit Authority, TECP, INS: Wachovia,
1.80%, 9/5/08	4,000	4,000,000

		5,015,569

Florida — 2.0%
Collier County Health Facilities Authority, RB, VRDB, Cleveland Clinic Health, Ser C-1, INS: JPMorgan Chase & Co.,
1.40%, 6/1/08(a)	1,000	1,000,000
Jacksonville Electric Authority, INS: Dexia Credit Local, TECP,
1.42%, 7/2/08	4,000	4,000,000

		5,000,000

Georgia — 3.0%
Macon-Bibb County Hospital Authority, RB, VRDB, Central Georgia Senior Health, Inc., INS: Suntrust Bank, Atlanta,
1.35%, 6/1/08(a)	1,500	1,500,000
Metropolitan Atlanta Rapid Transit Authority, Sales Tax RB, Ser B, INS: Dexia Credit Local,
3.05%, 8/12/08	5,000	5,000,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax, Prerefunded 7/1/08 @101, RB,
5.10%, 7/1/08	1,000	1,012,516

		7,512,516

Illinois — 4.7%
Chicago Housing Authority Capital Program, RB, INS: FSA,
5.00%, 7/1/08	1,235	1,236,331
City of Chicago IL, Ser A, Prerefunded 1/01/09 @101, GO, INS: FGIC,
5.00%, 1/1/09	1,730	1,775,403
Cook County, Capital Improvements, Ser B, GO, VRDB, INS: Landesbank Hessen-Thurigen,
1.63%, 6/4/08(a)	2,600	2,600,000
Illinois Educational Facilities Authority, RB, VRDB, Art Institution of Chicago, INS: SPA Bank of America Illinois,
1.60%, 6/4/08(a)	4,000	4,000,000
Illinois Finance Authority, Depaul University, TECP, INS: U.S. Bank,
1.80%, 7/7/08	2,000	2,000,000

		11,611,734

Iowa — 2.2%
Iowa Higher Education Loan Authority, RB, Anticipation Notes-Private Education, Ser E, LOC: U.S. Bank NA, INS: Transamerica Life Insurance,
3.00%, 5/20/09	5,500	5,546,862

Kansas — 1.2%
Kansas Development Finance Authority, RB,
4.00%, 10/1/08	1,000	1,005,578
Salina, Kansas, GO, Ser 1,
4.50%, 8/1/08	1,980	1,982,394

		2,987,972

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Kentucky — 0.8%
Berea Educational Facilities, Berea College, Ser B, RB, VRDB,
1.60%, 6/1/08(a)	$2,000	$2,000,000

Maryland — 6.9%
Baltimore IDA, RB, VRDB, LOC: Bayerische Landesbank,
1.60%, 6/4/08(a)	5,055	5,055,000
Maryland State Health & Higher Education, Facilities Authority, TECP,
2.55%, 6/6/08	6,000	6,000,000
Maryland State Health & Higher Education, TECP,
1.60%, 8/11/08	1,500	1,500,000
University Systems of Maryland, COP, VRDB, College Park Business School, INS: Bank of America,
1.67%, 6/5/08(a)	3,400	3,400,000
Worcester County, GO,
3.00%, 3/1/09	1,000	1,009,639

		16,964,639

Massachusetts — 3.9%
Massachusetts Health & Educational Facilities Authority, RB, VRDB, Partners Healthcare System, Inc., INS: Citibank N.A.,
1.50%, 6/5/08(a)	6,155	6,155,000
Massachusetts Water Resources Authority, RB, VRDB, Multi-Model, Ser D, INS: Landesbank Baden-Wurttemberg,
1.50%, 6/1/08(a)	3,400	3,400,000

		9,555,000

Michigan — 2.4%
Michigan State Department of Treasury, Ser A, GO, LOC: Depfa Bank PLC,
4.00%, 9/30/08	6,000	6,020,710

Minnesota — 3.2%
Richfield Independent School District No 280, GO, School Building, Ser A,
3.00%, 2/1/09	2,400	2,415,749
Rochester Health Care, TECP, INS: Mayo Clinic
1.35%, 8/8/08	2,400	2,400,000
1.35%, 8/8/08	3,000	3,000,000

		7,815,749

Mississippi — 1.2%
Mississippi State, GO, Prerefunded 6/1/08 @ 100,
5.00%, 6/1/08	3,000	3,000,080

Missouri — 4.9%
Missouri State Health & Educational Facilities Authority, RB, VRDB, Ranken Technical College, INS: Northern Trust Company,
1.40%, 6/1/08(a)	8,975	8,975,000
Missouri State Health & Educational Facilities Authority, RB, VRDB, Washington University Project, Ser A, INS: JPMorgan Chase Bank,
1.60%, 6/1/08(a)	3,140	3,140,000

		12,115,000

Montana — 1.1%
Montana Board of Investment, RB, Intercap Revolving Program, Mandatory Put on 03/02/09,
3.25%, 9/1/08(a)	2,650	2,650,000

Nevada — 7.1%
Clark County, Highway Sales & Excise Tax, TECP, INS: State Street and CAISTRS,
2.25%, 7/9/08	3,400	3,400,000
Las Vegas Valley Water District, TECP, INS: BNP/Lloyds,
1.70%, 10/6/08	3,000	3,000,000
Las Vegas Valley Water District, Water Improvement, Ser B, GO, VRDB, INS: Dexia Credit Local,
1.65%, 6/1/08(a)	4,200	4,200,000
Nevada State Capitol Building, GO, Prerefunded 6/1/08 @ 100,
5.25%, 6/1/08	2,000	2,000,080

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Nevada — Continued
Truckee Meadows Water Authority, TECP, INS: Lloyds TSB Bank,
1.40%, 7/10/08	$5,000	$5,000,000

		17,600,080

New Hampshire — 1.2%
New Hampshire Business Finance Authority, RB, VRDB, Foundation for Seacoast Health, INS: Bank of America,
1.65%, 6/5/08(a)	1,955	1,955,000
New Hampshire Health & Education Facilities Authority, RB, VRDB, Darthmouth College, INS: JPMorgan Chase Bank,
1.65%, 6/1/08(a)	1,000	1,000,000

		2,955,000

New Jersey — 2.4%
New Jersey Building Authority, RB, Ser B,
5.00%, 6/15/08	6,000	6,003,372

New York — 0.8%
New York State Dormitory Authority, State Personal Income Tax, RB, Ser C,
5.00%, 3/15/09	2,000	2,043,462

North Carolina — 3.5%
North Carolina State Albermarle Building, GO, VRDB, INS: Landesbank Baden-Wurttenberg,
1.55%, 6/4/08(a)	2,600	2,600,000
Raleigh Comb Enterprise System, RB,
5.00%, 3/1/09	1,000	1,025,228
University of North Carolina Chapel Hill, RB, Ser B, VRDB,
1.66%, 6/4/08(a)	3,900	3,900,000
Winston-Salem Community Treatment Facilities Partnership, COP, VRDB, INS: Dexia Credit Local,
1.57%, 6/5/08(a)	1,200	1,200,000

		8,725,228

Ohio — 4.0%
Columbus City School District Bond Anticipation Notes, School Facilities Construction, GO,
3.75%, 12/11/08	3,000	3,016,548
Ohio State Air Quality Development Authority, RB, VRDB, Pollution Control, Ohio Edison, Ser C, INS: Wachovia Bank,
1.65%, 6/1/08(a)	2,200	2,200,000
Ohio State Higher Education, Capital Facilities, Ser II-A, RB,
5.50%, 12/1/08	2,000	2,031,478
Sandusky Ohio, Bond Anticipation Notes, GO,
4.25%, 10/22/08	2,700	2,707,638

		9,955,664

Oregon — 2.4%
Oregon State, Ser 73E, GO, VRDB, INS: JPMorgan Chase & Co.,
1.50%, 6/4/08(a)	2,000	2,000,000
Umatilla County Hospital Facility Authority, RB, VRDB, Catholic Health Initiatives, Ser B, INS: Bayerische Landesbank,
1.65%, 6/4/08(a)	3,900	3,900,000

		5,900,000

Pennsylvania — 10.6%
Delaware County IDA, Pollution Control, TECP, INS: Wachovia Bank,
2.55%, 6/10/08	3,700	3,700,000
Delaware County IDA, RB, VRDB, Exelon Generation, INS: Wachovia Bank,
1.65%, 6/1/08(a)	3,500	3,500,000
Delaware County IDA, RB, VRDB, INS: General Electric Capital,
1.50%, 6/4/08(a)	3,335	3,335,000
Montgomery County IDA, Exelon Generation, TECP, INS: Wachovia Bank,
1.45%, 6/6/08	3,980	3,980,000
Pennsylvania State, GO,
5.25%, 2/1/09	1,000	1,026,489

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Pennsylvania State, GO, Prerefunded 8/1/08 @101,
5.00%, 6/6/08	$2,000	$2,024,610
Philadelphia Authority For Industrial Development, RB, VRDB, Girard Estates Facilities Leasing, INS: Morgan Guaranty Trust,
1.55%, 6/5/08(a)	3,000	3,000,000
Saint Mary Hospital Authority, RB, Catholic Health Initiatives, Prerefunded 6/1/08 @101,
5.00%, 6/1/08	5,760	5,817,732

		26,383,831

South Carolina — 0.4%
Berkeley County Pollution Control Facilities, RB, VRDB, Amoco Chemical Company Project, INS: BP Amoco PLC, Inc.,
1.30%, 6/1/08(a)	1,000	1,000,000

Tennessee — 0.4%
Metropolitan Government Nashville & Davidson County, Ser A, GO,
5.00%, 10/15/08	1,000	1,011,408

Texas — 9.5%
Austin Texas Utility, TECP,
1.95%, 7/16/08	4,000	4,000,000
Harris County Health Facilities Development Corp. RB, VRDB, Methodist Hospital System, Ser A-1,
1.40%, 6/1/08(a)	1,000	1,000,000
Red River Education Finance, RB, VRDB, Texas Christian University Project,
1.66%, 6/4/08(a)	4,600	4,600,000
Texas Municipal Power Agency, RB, ETM, INS: MBIA,
6.10%, 9/1/08	1,000	1,006,209
Texas State, TRAN, GO,
4.50%, 8/28/08	5,000	5,009,045
Texas Water Development Board of RB, Sub-Lien A, INS: JPMorgan Chase Bank,
1.60%, 6/1/08(a)	2,900	2,900,000
University of Texas, TECP,
1.50%, 7/3/08	5,000	5,000,000

		23,515,254

Utah — 4.5%
Intermountain Power Agency, TECP, INS: Bank of Nova Scotia
1.10%, 6/3/08	6,000	6,000,000
1.60%, 7/8/08	5,050	5,050,000

		11,050,000

Vermont — 0.4%
Vermont Municipal Bond Bank, Ser 2, RB,
4.00%, 12/1/08	1,000	1,011,904

Virginia — 4.9%
Norfolk IDA, TECP, INS: Wachovia Bank,
2.78%, 6/5/08	3,000	3,000,000
Peninsula Ports Authority, TECP, INS: U.S. Bank,
2.20%, 6/9/08	4,005	4,005,000
Virginia Public Building Authority, Public Facilities, RB, VRDB, Ser D, INS: Dexia Credit Local,
1.55%, 6/5/08(a)	5,000	5,000,000

		12,005,000

Washington — 3.2%
King County, TECP, INS: Bayerische Landesbank,
1.40%, 8/7/08	5,000	5,000,000
Port of Seattle, TECP, INS: Bank of America,
1.45%, 7/7/08	2,895	2,895,000

		7,895,000

TOTAL MUNICIPAL BONDS
(Cost $246,136,226)		246,136,226

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Shares	Value
MONEY MARKET FUNDS — 0.2%
Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	587,085	$587,085

TOTAL MONEY MARKET FUNDS
(Cost $587,085)		587,085

TOTAL INVESTMENTS IN SECURITIES — 99.5%
(Cost $246,723,311) (b)		246,723,311
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		1,319,590

NET ASSETS — 100.0%		$248,042,901

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	Aggregate cost for financial reporting and Federal income tax purposes.

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments

May 31, 2008

	Shares	Value
COMMON STOCKS — 99.5%
Consumer Discretionary — 14.8%
Best Buy Co., Inc. (a)	63,579	$2,968,504
Coldwater Creek, Inc. (a) (b)	399,951	2,615,680
Comcast Corp., CL A (a)	104,764	2,357,190
E.W. Scripps Co., CL A	33,188	1,563,155
Gildan Activewear, Inc. (b)	68,350	2,010,174
Home Depot, Inc.	88,117	2,410,881
Kohl’s Corp. (a) (b)	89,312	4,001,178
News Corp., CL A	155,909	2,798,567
Panera Bread Co., CL A (a) (b)	16,309	847,089
Starbucks Corp. (a) (b)	110,800	2,015,452
Target Corp.	26,191	1,397,552
Urban Outfitters, Inc. (a) (b)	25,433	818,688

		25,804,110

Consumer Staples — 6.6%
Hansen Natural Corp. (a) (b)	30,680	958,443
PepsiCo, Inc.	23,259	1,588,590
Procter & Gamble Co.	45,396	2,998,406
Unilever PLC - SP ADR	59,365	1,962,013
Walgreen Co.	110,374	3,975,671

		11,483,123

Energy — 11.5%
BP PLC - SP ADR (a)	28,915	2,096,627
ConocoPhillips	27,303	2,541,909
Exxon Mobil Corp.	56,435	5,009,171
Halliburton Co.	58,491	2,841,493
Nabors Industries Ltd. (a) (b)	64,503	2,711,706
Tidewater, Inc. (a)	69,080	4,720,236

		19,921,142

Financial Services — 15.5%
American International Group, Inc. (a)	141,083	5,078,988
Capital One Financial Corp. (a)	104,425	5,024,931
Citigroup, Inc.	197,044	4,313,293
Countrywide Financial Corp. (a)	161,897	851,578
Fidelity National Financial, Inc., CL A	37,007	632,820
Franklin Resources, Inc.	18,113	1,833,398
Merrill Lynch & Co., Inc.	56,469	2,480,119
Morgan Stanley	36,770	1,626,337
Wachovia Corp. (a)	215,177	5,121,213

		26,962,677

Health Care — 13.8%
Amgen, Inc. (b)	36,362	1,601,019
Boston Scientific Corp. (b)	230,518	3,063,584
Cephalon, Inc. (a) (b)	24,723	1,673,994
Coventry Health Care, Inc. (a) (b)	40,013	1,841,798
Genzyme Corp.	39,818	2,725,940
Kinetic Concepts, Inc. (b)	33,180	1,441,007
Novartis AG - SP ADR	86,755	4,541,624
Omnicare, Inc. (a)	198,570	4,860,994
Pfizer, Inc.	115,187	2,230,020

		23,979,980

Industrials — 11.1%
Danaher Corp.	30,209	2,361,740
Dover Corp.	55,053	2,977,266
Eaton Corp.	14,270	1,379,624
FedEx Corp. (a)	31,688	2,906,107
General Electric Co.	112,498	3,455,939
Goodrich Corp.	12,968	840,456
Masco Corp. (a)	74,934	1,389,276
Oshkosh Corp.	51,945	2,099,097
Rockwell Collins, Inc. (a)	14,180	870,227
United Technologies Corp.	13,803	980,565

		19,260,297

Information Technology — 24.7%
Akamai Technologies, Inc. (a) (b)	27,680	1,080,904
Apple, Inc. (b)	5,365	1,012,644
Cisco Systems, Inc. (b)	197,076	5,265,871
Cognizant Technology Solutions Corp., CL A (b)	51,700	1,823,976
eBay, Inc. (b)	36,505	1,095,515
EMC Corp. (a) (b)	180,428	3,146,664
Intel Corp.	134,901	3,127,005
Jabil Circuit, Inc. (a)	313,609	3,989,107
Maxim Integrated Products, Inc. (a)	237,024	5,238,230
Microchip Technology, Inc. (a)	28,169	1,037,746
Microsoft Corp.	200,256	5,671,250
Motorola, Inc.	76,510	713,838
Oracle Corp. (b)	68,172	1,557,048
QUALCOMM, Inc.	34,502	1,674,727
SanDisk Corp. (a) (b)	73,713	2,086,815
STMicroelectronics NV, NY Shares (a)	72,480	944,414
Symantec Corp. (b)	40,003	869,265
Texas Instruments, Inc.	56,738	1,842,850
Yahoo!, Inc. (b)	27,170	727,069

		42,904,938

Materials & Processing — 1.0%
Sonoco Products Co.	52,770	1,826,897

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
Telecommunications — 0.5%
AT&T, Inc.	22,474	$896,713

TOTAL COMMON STOCKS
(Cost $187,673,190)		173,039,877

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (c) — 34.8%
Investment in securities lending short term investment portfolio.		60,524,633

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $60,524,633)		60,524,633

TOTAL INVESTMENTS IN SECURITIES — 134.3%
(Cost $248,197,823) (d)		233,564,510
LIABILITIES IN EXCESS OF OTHER ASSETS — (34.3)%		(59,672,986)

NET ASSETS — 100.0%		$173,891,524

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Non-income producing security.
(c)	See Notes 1J and 4 in Notes to Financial Statements.
(d)	Aggregate cost for Federal income tax purposes is $260,570,289.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$11,083,045
Excess of tax cost over value	$(38,088,824)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments

May 31, 2008

	Shares	Value
COMMON STOCKS — 100.2%
Consumer Discretionary — 14.1%
Brinker International, Inc.	14,613	$320,463
Circuit City Stores, Inc. (a)	157,622	773,924
Comcast Corp., CL A	23,396	526,410
DISH Network Corp., CL A (a) (b)	6,230	218,735
E.W. Scripps Co., CL A	3,225	151,898
Home Depot, Inc.	43,108	1,179,435
Kohl’s Corp. (a) (b)	22,603	1,012,614
Lowe’s Companies, Inc.	16,797	403,128
Tempur-Pedic International, Inc. (a)	33,960	364,730
Time Warner, Inc.	21,592	342,881

		5,294,218

Consumer Staples — 2.5%
Unilever PLC - SP ADR	4,441	146,775
Wal-Mart Stores, Inc. (a)	9,714	560,886
Walgreen Co.	6,480	233,410

		941,071

Energy — 9.5%
BJ Services Company	9,858	297,712
BP PLC - SP ADR (a)	11,397	826,396
ConocoPhillips	2,378	221,392
Exxon Mobil Corp.	5,906	524,217
Nabors Industries Ltd. (a) (b)	15,538	653,218
Patterson-UTI Energy, Inc. (a)	4,836	152,237
Tidewater, Inc. (a)	13,140	897,856

		3,573,028

Financial Services — 24.4%
American International
Group, Inc. (a)	44,728	1,610,208
Bank of America Corp.	22,780	774,748
Capital One Financial Corp. (a)	29,406	1,415,017
CBL & Associates Properties, Inc.	7,300	192,063
Citigroup, Inc.	66,562	1,457,042
Countrywide Financial Corp. (a)	88,205	463,958
Fidelity National Financial, Inc., CL A	8,573	146,598
HCC Insurance Holdings, Inc.	7,940	189,051
Merrill Lynch & Co., Inc.	18,630	818,230
Morgan Stanley	13,410	593,124
Wachovia Corp. (a)	58,027	1,381,043
Washington Mutual, Inc. (a)	11,074	99,888

		9,140,970

Health Care — 15.3%
Amgen, Inc. (b)	16,958	746,661
Boston Scientific Corp. (b)	44,814	595,578
Cephalon, Inc. (a) (b)	4,192	283,840
Coventry Health Care, Inc. (b)	8,887	409,069
Eli Lilly and Co.	3,293	158,525
Health Management Associates, Inc., CL A (b)	33,265	258,136
Kinetic Concepts, Inc. (b)	7,230	313,999
Novartis AG - SP ADR	4,960	259,656
Omnicare, Inc. (a)	51,122	1,251,467
Pfizer, Inc.	74,182	1,436,164

		5,713,095

Industrials — 11.3%
Alaska Air Group, Inc. (b)	10,756	210,065
Avery Dennison Corp.	6,886	355,180
Dover Corp.	11,868	641,821
FedEx Corp.	2,643	242,390
General Electric Co.	35,813	1,100,175
Masco Corp.	25,221	467,597
Oshkosh Corp.	15,300	618,273
Teleflex, Inc.	3,380	199,792
Tyco International Ltd.	8,541	385,968

		4,221,261

Information Technology — 19.1%
Cisco Systems, Inc. (b)	17,026	454,935
Comverse Technology, Inc. (b)	7,919	147,689
Dell, Inc. (b)	20,263	467,265
Flextronics International Ltd. (b)	76,758	822,078
Intel Corp.	26,846	622,290
Jabil Circuit, Inc.	111,165	1,414,019
Maxim Integrated Products, Inc.	56,553	1,249,821
Microsoft Corp.	26,090	738,869
Motorola, Inc.	36,599	341,469
SanDisk Corp. (b)	9,178	259,829
STMicroelectronics NV, NY Shares	22,860	297,866
Symantec Corp. (b)	8,624	187,400
Texas Instruments, Inc.	4,529	147,102

		7,150,632

Materials & Processing — 0.8%
Sonoco Products Co.	9,020	312,272

Telecommunications — 2.5%
AT&T, Inc.	6,478	258,472
Sprint Nextel Corp.	16,678	156,106
Verizon Communications, Inc.	5,771	222,010
Vodafone Group PLC - SP ADR	8,971	287,879

		924,467

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
Utilities — 0.7%
PNM Resources, Inc. (a)	17,932	$266,290

TOTAL COMMON STOCKS
(Cost $42,847,317)		37,537,304

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (c) — 28.9%
Investment in securities lending short term investment portfolio		10,809,580

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $10,809,580)		10,809,580

TOTAL INVESTMENTS IN SECURITIES — 129.1%
(Cost $53,656,897) (d)		48,346,884
LIABILITIES IN EXCESS OF OTHER ASSETS — (29.1)%		(10,897,499)

NET ASSETS — 100.0%		$37,449,385

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Non-income producing security.
(c)	See Notes 1J and 4 in Notes to Financial Statements.
(d)	Aggregate cost for Federal income tax purposes is $58,005,240.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,770,216
Excess of tax cost over value	$(11,428,572)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments

May 31, 2008

	Shares	Value
COMMON STOCKS — 99.0%
Consumer Discretionary — 15.8%
Best Buy Co., Inc. (b)	9,107	$425,206
Coldwater Creek, Inc. (a)	48,657	318,217
Comcast Corp., CL A (b)	13,095	294,638
Gildan Activewear, Inc. (a)	14,911	438,533
Kohl’s Corp. (a) (b)	10,598	474,790
Lowe’s Companies, Inc.	16,981	407,544
News Corp., CL A	28,123	504,808
Panera Bread Co., CL A (a) (b)	2,602	135,148
Starbucks Corp. (a)	15,181	276,142
Target Corp.	3,310	176,622
Urban Outfitters, Inc. (a)	3,400	109,446

		3,561,094

Consumer Staples — 5.7%
Hansen Natural Corp. (a) (b)	10,289	321,428
PepsiCo, Inc.	3,094	211,320
Procter & Gamble Co.	6,186	408,585
Walgreen Co.	9,868	355,445

		1,296,778

Energy — 7.5%
Baker Hughes, Inc.	5,870	520,199
Halliburton Co.	4,678	227,257
Nabors Industries Ltd. (a) (b)	4,838	203,390
Schlumberger Ltd.	4,310	435,870
Tidewater, Inc.	4,340	296,552

		1,683,268

Financial Services — 7.9%
AFLAC, Inc.	3,234	217,098
American Express Co.	6,338	293,766
American International Group, Inc.	6,905	248,580
Charles Schwab Corp.	12,564	278,670
Franklin Resources, Inc.	2,819	285,339
Lazard Ltd., CL A	6,490	247,204
Morgan Stanley	5,020	222,035

		1,792,692

Health Care — 12.8%
Boston Scientific Corp. (a)	32,443	431,167
Cephalon, Inc. (a) (b)	2,797	189,385
Coventry Health Care, Inc. (a)	3,920	180,438
Genzyme Corp. (a)	6,037	413,293
Hologic, Inc. (a) (b)	8,332	200,218
Kinetic Concepts, Inc. (a)	4,240	184,143
Novartis AG - SP ADR	9,042	473,349
Omnicare, Inc.	14,372	351,827
Pharmaceutical Product Development, Inc.	6,698	296,119
Varian Medical Systems, Inc. (a)	3,853	183,172

		2,903,111

Industrials — 10.5%
Danaher Corp.	6,582	514,581
Dover Corp.	7,981	431,612
FedEx Corp.	5,384	493,767
Precision Castparts Corp.	1,970	237,976
Rockwell Collins, Inc.	6,184	379,512
Roper Industries, Inc.	4,880	317,395

		2,374,843

Information Technology — 36.0%
Accenture Ltd., CL A	5,258	214,631
Adobe Systems, Inc. (a)	6,621	291,721
Akamai Technologies, Inc. (a) (b)	6,064	236,799
Apple, Inc. (a)	1,285	242,544
Broadcom Corp., CL A (a) (b)	13,107	376,040
Cisco Systems, Inc. (a)	31,681	846,516
Cognizant Technology Solutions Corp., CL A (a)	9,860	347,861
Comverse Technology, Inc. (a)	13,648	254,535
eBay, Inc. (a)	7,760	232,878
EMC Corp. (a) (b)	29,067	506,928
Google, Inc. (a)	450	263,610
Intel Corp.	14,010	324,752
Jabil Circuit, Inc.	26,549	337,703
Maxim Integrated Products, Inc.	23,257	513,980
Microchip Technology, Inc. (b)	7,390	272,248
Microsoft Corp.	43,332	1,227,162
Oracle Corp. (a)	15,750	359,730
QUALCOMM, Inc.	8,177	396,912
SanDisk Corp. (a)	7,961	225,376
Texas Instruments, Inc.	12,271	398,562
Yahoo!, Inc. (a)	9,751	260,937

		8,131,425

Materials & Processing — 0.8%
Allegheny Technologies, Inc.	2,310	173,250

Telecommunications — 2.0%
American Tower Corp., CL A (a)	7,034	321,594
Rogers Communications, Inc., CL B	3,080	135,551

		457,145

TOTAL COMMON STOCKS
(Cost $22,231,310)		22,373,606

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (c) — 14.5%
Investment in securities lending short term investment portfolio	$3,280,961

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $3,280,961)	3,280,961

TOTAL INVESTMENTS IN SECURITIES — 113.5%
(Cost $25,512,271) (d)	25,654,567
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.5)%	(3,052,161)

NET ASSETS — 100.0%	$22,602,406

(a)	Non-income producing security.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)	See Notes 1J and 4 in Notes to Financial Statements.
(d)	Aggregate cost for Federal income tax purposes is $26,160,363.

The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,959,566
Excess of tax cost over value	$(2,465,362)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments

May 31, 2008

	Shares	Value
COMMON STOCKS — 96.1%
Autos & Transportation — 4.6%
Alexander & Baldwin, Inc.	17,000	$874,988
Celadon Group, Inc. (a)	46,500	530,100
Kirby Corp. (a)	13,100	729,146
LKQ Corp. (a) (b)	34,100	755,656
Old Dominion Freight Line, Inc. (a) (b)	34,100	1,029,138
Saia, Inc. (a)	12,700	176,657
Skywest, Inc.	20,400	315,384
Wabtec (b)	16,200	754,434

		5,165,503

Building & Construction — 0.5%
Dycom Industries, Inc. (a)	30,300	519,645

Chemicals Specialty — 0.8%
Cytec Industries, Inc.	12,400	783,184
Intrepid Potash, Inc. (a) (b)	3,400	167,144

		950,328

Consumer Discretionary — 14.1%
A.H. Belo Corp.	39,200	374,752
Advance Auto Parts, Inc.	11,600	467,480
Advisory Board (a)	14,900	687,933
American Greetings Corp., CL A (b)	21,700	404,922
BJ’S Restaurant, Inc. (a) (b)	36,600	469,212
Brinks Co.	14,300	1,036,464
Cardtronics, Inc. (a)	57,200	563,992
Cato Corp.	36,050	557,694
CEC Entertainment, Inc. (a)	15,300	552,942
Chipotle Mexican Grill, CL A (a) (b)	9,100	839,930
Dollar Tree Stores, Inc. (a)	22,300	822,870
Lululemon Athletica, inc. (a) (b )	29,400	940,506
Lumber Liquidators, Inc. (a) (b)	9,100	144,508
Meredith Corp.	6,800	223,108
PetSmart, Inc.	17,600	412,544
Ross Stores, Inc.	19,100	699,442
Service Corp. International	63,000	674,100
Sonic Corp. (a) (b)	23,200	444,976
Stage Stores, Inc. (b)	26,175	353,624
The Gymboree Corp. (a)	24,200	1,116,588
The Men’s Wearhouse, Inc. (b)	15,800	327,534
Titan Machinery, Inc. (a) (b)	12,100	294,030
Under Armour, Inc., CL A (a) (b)	16,100	576,380
United Stationers, Inc. (a)	12,500	529,250
Warnaco Group, Inc. (a) (b)	10,100	486,719
WMS Industries, Inc. (a) (b)	20,200	748,208
Wolverine World Wide	15,100	433,521
Zale Corp. (a) (b)	30,800	670,824

		15,854,053

Consumer Staples — 0.4%
Del Monte Foods Co.	55,700	485,147

Energy — 8.2%
Arch Coal, Inc.	8,900	577,699
Cal Dive International, Inc. (a)	54,000	754,920
Carbo Ceramics, Inc. (b)	15,800	753,502
Grey Wolf, Inc. (b)	65,200	510,516
Hercules Offshore, Inc. (a) (b)	16,216	550,047
ION Geophysical Corp. (a) (b)	52,100	853,919
Newfield Exploration Co. (a)	17,800	1,125,672
T-3 Energy Services, Inc. (a)	8,800	569,536
W-H Energy Services, Inc. (a)	22,100	1,890,213
Whiting Petroleum Corp. (a)	17,100	1,599,363

		9,185,387

Financial Services — 13.6%
Amerisafe, Inc. (a)	26,600	422,674
Ashford Hospitality Trust (b)	42,100	258,494
Bank of Hawaii Corp.	17,200	930,520
Boston Private Financial (b)	31,600	266,388
Brandywine Realty Trust (b)	31,022	582,283
Colonial Bancgroup, Inc. (b)	56,200	344,506
Delphi Financial Group	19,650	567,689
East West Bancorp, Inc. (b)	25,900	342,916
Education Realty Trust, Inc.	22,900	298,845
Evercore Partners, Inc., CL A	20,700	301,392
First Midwest Bancgroup, Inc. (b)	19,300	503,730
Hancock Holding Co. (b)	13,100	582,819
Harleysville Group	16,300	635,863
Highwoods Properties, Inc. (b)	19,400	698,400
Independent Bank Corp.	11,500	336,950
Infinity Property & Casualty Corp. (b)	14,700	592,704
Meadowbrook Insurance Group, Inc.	22,000	151,140
NBT Bancorp, Inc. (b)	16,000	392,320
Platinum Underwriters	25,600	908,032
Protective Life Corp.	14,200	596,116
Provident Bankshares (b)	25,600	244,736
Selective Insurance Group	43,400	949,592
Signature Bank (a) (b)	14,200	405,268
Stancorp Financial Group	11,200	615,888
Sterling Bancshares, Inc. (b)	50,100	512,022
Sterling Financial	58,516	519,622
United Fire & Casualty (b)	17,700	638,793
Washington Real Estate Investment Trust (b)	25,300	852,357
WR Berkley Corp.	29,500	799,155

		15,251,214

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
Health Care — 14.3%
Abraxis BioScience, Inc. (a)	8,400	$545,496
Acadia Pharmaceuticals, Inc. (a) (b)	71,300	627,440
Affymetrix, Inc. (a)	3,700	44,622
Align Technology, Inc. (a) (b)	42,200	555,774
AMN Healthcare Services, Inc. (a)	32,200	560,602
APP Pharmaceuticals, Inc. (a) (b)	71,300	945,438
Applera Corp.—Celera Group (a)	32,400	417,312
Conceptus, Inc. (a) (b)	14,300	271,414
Cougar Biotechnology, Inc. (a) (c)	19,000	513,380
Emergency Medical Services Corp. (a) (b)	32,300	752,913
Healthcare Services Group (b)	40,600	716,184
Immucor, Inc. (a) (b)	18,500	496,355
Isis Pharmaceuticals, Inc. (a) (b )	34,600	489,244
Martek Biosciences Corp. (a) (b)	5,400	203,904
Medarex, Inc. (a) (b)	105,600	919,776
Omrix Biopharmaceuticals, Inc. (a) (b)	18,600	338,334
OSI Pharmaceuticals, Inc. (a) (b )	31,200	1,101,360
Pediatrix Medical Group, Inc. (a)	7,700	414,491
Regeneron Pharmaceuticals, Inc. (a) (b)	24,200	481,580
Savient Pharmaceuticals, Inc. (a) (b)	9,100	242,424
Steris Corp.	31,600	955,900
United Therapeutics Corp. (a) (b)	19,800	1,891,098
Universal Health Services, Inc.	10,700	695,500
Vital Signs, Inc.	8,200	465,678
Wright Medical Group, Inc. (b)	40,300	1,196,507
ZymoGenetics, Inc. (a) (b)	29,600	266,992

		16,109,718

Industrials — 0.7%
Colfax Corp. (a)	4,700	116,513
Gardner Denver, Inc. (a)	13,800	732,228

		848,741

Information Technology — 20.0%
Aecom Technology Corp. (a)	24,100	776,261
Ansoft Corp. (a)	15,200	554,496
Ariba, Inc. (a)	19,100	283,444
Art Technology Group, Inc. (a) (b)	208,700	782,625
Atheros Communications (a) (b)	30,400	1,015,968
Brocade Communications Systems, Inc. (a)	72,100	581,126
Cavium Networks, Inc. (a) (b)	44,700	1,164,882
Checkpoint Systems, Inc. (a)	18,000	467,460
Cirrus Logic, Inc. (a)	80,800	530,048
Compuware Corp. (a)	90,700	924,233
Concur Technologies, Inc. (a) (b )	34,200	1,254,114
Data Domain, Inc. (a) (b)	53,000	1,272,000
F5 Networks, Inc. (a)	12,200	366,610
FMC Corp.	15,200	1,124,496
Informatica Corp. (a) (b)	37,100	667,800
Microsemi Corp. (a) (b)	52,400	1,435,760
Omniture, Inc. (a) (b)	47,100	1,161,015
Parametric Technology Corp. (a)	49,700	933,366
Premiere Global Services, Inc. (a)	33,750	511,313
QAD, Inc.	23,300	178,478
Riverbed Technology, Inc. (a)	25,900	464,905
Sybase, Inc. (a) (b)	25,500	816,510
Sykes Enterprises, Inc. (a) (b)	30,200	625,442
Synchronoss Technologies, Inc. (a) (b)	27,600	366,804
Syniverse Holdings, Inc. (a)	28,700	618,772
Synopsys, Inc. (a)	31,900	840,565
Taleo Corp., CL A (a)	32,400	641,196
Tech Data Corp. (a)	18,500	676,915
Ultimate Software Group, Inc. (a) (b)	21,800	824,694
Vishay Intertechnology, Inc. (a) (b)	59,900	603,792

		22,465,090

Insurance — 0.6%
Castlepoint Holdings Ltd.	61,000	658,190

Machinery — 0.5%
Middleby Corp. (a) (b)	10,200	582,318

Machinery & Equipment — 0.9%
Flow International Corp. (a) (b)	97,700	992,632

Materials & Processing — 10.1%
AbitibiBowater, Inc. (a) (b)	16,820	199,822
Albemarle Corp. (b)	22,300	991,681
Ceradyne, Inc. (a) (b)	18,900	815,157
Crown Holdings, Inc. (a)	32,100	926,085
Dynamic Materials Corp. (b)	20,600	893,628
Harsco Corp.	11,900	753,508
Haynes International, Inc. (a) (b)	12,800	874,624
Hercules, Inc.	18,300	377,529
Hexcel Corp. (a) (b)	43,400	1,148,364
Insteel Industries, Inc. (b)	20,100	322,203
Kaiser Aluminum Corp.	7,000	449,050
M.D.C. Holdings, Inc. (b)	16,200	658,206
Texas Industries (b)	7,700	561,330
The Timken Co.	16,400	600,732
Valspar Corp.	19,400	437,664
Walter Industries, Inc.	14,100	1,314,684

		11,324,267

Producer Durables — 3.3%
Actuant Corp., CL A (b)	27,900	1,018,629
Clean Harbors, Inc. (a) (b)	8,100	575,343

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Shares/ Par (000)	Value
COMMON STOCKS — Continued
Producer Durables — Continued
Entegris, Inc. (a) (b)	46,800	$359,892
Lincoln Electric Holdings, Inc.	9,000	742,320
Tetra Tech, Inc. (a) (b)	37,700	996,788

		3,692,972

Restaurants — 0.6%
Texas Roadhouse, Inc. (a) (b)	66,100	729,083

Utilities — 2.7%
Black Hills Corp.	8,600	303,064
El Paso Electric Co. (a)	28,300	611,563
Fairpoint Communications, Inc. (b)	18,200	163,800
Orion Energy Systems, Inc. (a) (b)	69,100	839,565
Otter Tail Corp. (b)	12,100	454,234
Southwest Gas Corp.	20,500	639,190

		3,011,416

Veterinary Diagnostics — 0.2%
Animal Health International, Inc. (a)	40,600	275,674

Total Common Stocks
(Cost $88,996,811)		108,101,378

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (e)— 39.6%
Investment in securities lending short term investment portfolio		44,481,333

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $44,481,333)		44,481,333

U.S. GOVERNMENT AGENCY SECURITY —5.1%
Federal Home Loan Bank — 5.1%
Discount Note,
1.80%, 6/2/08 (d)	$5,700	5,700,000

TOTAL U.S. GOVERNMENT AGENCY SECURITY
(Cost $5,700,000)		5,700,000

TOTAL INVESTMENTS IN SECURITIES — 140.8%
(Cost $139,178,144) (f)		158,282,711
LIABILITIES IN EXCESS OF OTHER ASSETS — (40.8)%		(45,855,161)

NET ASSETS — 100.0%		$112,427,550

(a)	Non-income producing security.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(c)	Illiquid restricted security. This security represents 0.46% of net assets as of May 31, 2008.
(d)	Rate disclosed represents the effective yield at May 31, 2008.
(e)	See Notes 1J and 4 in Notes to Financial Statements.
(f)	Aggregate cost for Federal income tax purposes is $140,249,792. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$28,218,470
Excess of tax cost over value	$(10,185,551)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

May 31, 2008

	Shares	Value
COMMON STOCKS —93.0%
Australia — 3.2%
Amp Ltd.	492,316	$3,453,891
BHP Billiton Ltd.	36,296	1,509,095
Consolidated Media Holdings Ltd.	11,002	37,857
Crown Ltd.	11,002	110,731
Fairfax Media Ltd. (a)	10,964	36,259
Foster’s Group Ltd.	592,299	3,113,668
Newcrest Mining Ltd.	47,426	1,443,305
Orica Ltd.	39,662	1,148,645
Rio Tinto Ltd. (a)	20,503	2,704,364
Santos Ltd.	181,268	3,652,249

		17,210,064

Austria — 2.0%
Erste Bank der Oesterreichischen Sparkassen AG	7,670	585,530
Flughafen Wien AG	6,788	780,623
Immoeast AG (b)	59,246	584,367
OMV AG (a)	43,025	3,542,243
Raiffeisen International Bank-Holding AG (a)	10,241	1,535,082
Telekom Austria AG	113,212	2,700,053
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	3,490	294,824
Vienna Insurance Group	6,958	529,119
Wienerberger AG	5,647	299,490

		10,851,331

Belgium — 1.5%
Fortis	136,713	3,341,363
Fortis - Strip VVPR (b)	54,366	846
Groupe Bruxelles Lambert S.A.	1,097	146,209
KBC Ancora	7,747	769,783
KBC Groep NV	33,105	4,084,691

		8,342,892

Bermuda — 0.3%
Central European Media Enterprises Ltd. (b)	4,763	506,688
Gome Electrical Appliances Holdings Ltd (b)	1,591,060	970,469

		1,477,157

Bulgaria — 0.0%
Republic of Bulgaria (b)	86,497	27,017

Canada — 2.3%
Barrick Gold Corp.	7,454	300,305
Cameco Corp.	8,673	353,344
Canadian Natural Resources Ltd.	1,767	172,930
Eldorado Gold Corp. (b)	25,130	203,599
Encana Corp.	40,308	3,631,209
Imperial Oil Ltd.	9,902	575,524
Ivanhoe Mines Ltd. (b)	91,595	845,336
OPTI Canada, Inc. (b)	11,908	269,656
Petro-Canada	7,520	433,898
Potash Corp. of Saskatchewan, Inc.	9,008	1,788,998
Research In Motion Ltd. (b)	12,937	1,796,561
Suncor Energy, Inc.	26,187	1,762,931
Talisman Energy, Inc.	11,514	264,442
UTS Energy Corp. (b)	39,713	223,825

		12,622,558

Cayman Islands — 0.1%
Melco PBL Entertainment Macau Ltd. ADR (b)	33,515	398,493

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA ADR	20,854	709,870

China — 0.1%
Beijing Capital International Airport Co., Ltd.	751,256	770,134
Weiqiao Textile Co. LTD., Class H	1	1

		770,135

Cyprus — 0.1%
Bank of Cyprus Public Co., Ltd.	41,529	578,891

Czech Republic — 0.9%
Komercni Banka AS	18,529	4,808,646

Denmark — 0.4%
ALK-Abello A/S	733	94,176
Carlsberg A/S (a)	6,833	716,863
Danske Bank A/S	883	30,296
FLSmidth & Co. A/S	2,471	296,345
Novo Nordisk A/S , Class B	9,485	617,232
Vestas Wind Systems A/S (b)	1,905	262,238

		2,017,150

Finland — 1.7%
Fortum Oyj	29,155	1,408,809
Kemira Oyj (a)	10,422	148,033
Kesko Oyj	2,482	100,936
Metso Oyj	1,957	97,944
Nokia Oyj (a)	196,082	5,652,633
Orion Oyj (a)	8,956	192,139
Outotec Oyj	5,808	396,850
Pohjola Bank PLC	7,192	148,029
Ramirent Oyj	11,271	145,363
SanomaWSOY Oyj (a)	8,899	230,789

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
Finland — Continued
Wartsila Oyi	1,469	$103,825
YIT Oyj	23,490	689,958

		9,315,308

France — 7.8%
Accor SA	1,372	104,696
Aeroports de Paris	9,112	1,012,161
Air Liquide (a)	6,800	999,508
Alstom SA	952	239,977
BNP Paribas (a)	11,954	1,233,748
Bouygues	4,792	391,319
Cie de Saint-Gobain	4,612	371,956
EDF Energies Nouvelles SA	460	32,633
Electricite de France (a)	81,901	8,865,664
Eurazeo	2,239	269,525
France Telecom SA (a)	73,420	2,227,912
JC Decaux SA (a)	4,236	124,026
Lafarge SA (a)	15,522	2,807,232
Legrand SA (a)	146,881	4,279,973
LVMH Moet Hennessy Louis Vuitton SA	12,799	1,497,577
Neuf Cegetel	3,210	180,531
Nexity	1,590	64,092
Pernod-Ricard SA	6,091	691,750
PPR	5,376	702,548
Remy Cointreau SA	1,870	110,493
Sanofi-Aventis SA (a)	4,536	338,094
Societe Television Francaise 1	6,249	123,662
Sodexo	1,787	116,959
Suez SA	20,040	1,493,382
Technip SA	1,419	133,052
Total SA (a)	107,485	9,379,311
Vallourec (a)	10,765	3,335,110
Veolia Environment (a)	2,270	161,780
Vinci SA (a)	9,273	698,670
Vivendi	3,171	133,272
Wendel	793	112,835

		42,233,448

Germany — 5.4%
Adidas AG	1,300	91,658
Arcandor AG (a) (b)	4,497	81,296
Bayer AG	46,131	4,090,773
Commerzbank AG	6,610	233,332
Continental AG (a)	29,691	3,764,611
Daimler AG	19,224	1,463,080
Deutsche Boerse AG	2,185	313,517
Deutsche Post AG	11,192	356,073
Deutsche Postbank AG	2,005	193,706
E.ON AG	37,851	8,053,304
Fraport AG Frankfurt Airport Services Worldwide	25,059	1,670,522
Fresenius Medical Care AG & Co. KGaA (a)	16,901	941,837
Fresenius SE (a)	11,245	1,050,884
Hamburger Hafen Und Logistik AG (b)	2,179	188,346
Henkel AG & Co KGaA	4,752	214,763
K+S AG	1,449	679,302
MAN AG	699	109,029
Merck KGaA	1,456	204,680
Praktiker Bau- und Heimwerkermaerkte AG	3,004	79,215
Premiere AG (b)	3,086	65,294
Rheinmetall AG	1,605	127,395
Rhoen Klinikum AG	17,581	542,927
RWE AG	30,576	3,952,456
Siemens AG	7,398	839,264
Tognum AG (b)	2,672	76,405

		29,383,669

Greece — 0.9%
Alapis Holding Industrial and Commercial SA of Pharmaceutical Chemical & Organi	104,264	340,637
Hellenic Telecom Organization SA	13,344	373,677
OPAP SA	102,610	4,022,795

		4,737,109

Hong Kong — 0.5%
China Merchants Holdings International Co., Ltd.	117,939	508,547
China Mobile Ltd.	46,442	682,594
Galaxy Entertainment Group Ltd. (b)	219,198	162,912
Hutchison Telecommunications International Ltd.	60,302	88,090
Melco International Development Ltd.	202,772	254,638
Shun Tak Holdings Ltd.	707,569	826,898

		2,523,679

Hungary — 1.3%
Magyar Telekom Telecommunications PLC	174,438	859,739
MOL Hungarian Oil and Gas Nyrt (b)	810	122,123
OTP Bank Nyrt	127,665	5,771,911
Richter Gedeon Nyrt	882	194,248

		6,948,021

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
India — 0.4%
ICICI Bank Ltd., ADR	10,438	$393,826
State Bank of India Ltd. (b)	12,711	456,211
State Bank of India Ltd., GDR	18,202	1,239,048

		2,089,085

Indonesia — 0.0%
Semen Gresik Persero Tbk PT	281,060	132,760

Ireland — 1.0%
CRH PLC	117,177	4,331,382
Dragon Oil PLC (b)	84,184	863,819

		5,195,201

Italy — 2.6%
Banca Popolare di Milano Scarl	31,883	350,436
Banca Popolare di Sondrio Scarl	2,873	40,003
Buzzi Unicem SPA (a)	19,521	573,075
Credito Emiliano SPA	31,100	335,056
ENI SPA	152,361	6,205,562
Finmeccanica SPA	1,658	50,247
Geox SPA	12,665	163,243
Intesa Sanpaolo SPA	162,355	973,706
Italcementi SPA (a)	5,679	114,767
Mediobanca SPA (a)	28,665	532,914
Telecom Italia SPA	116,265	255,943
UniCredit SPA (a)	638,851	4,465,038
Unione di Banche Italiane SCPA	4,990	128,558

		14,188,548

Japan — 18.7%
Acom Co. Ltd.	3,080	96,999
Aeon Credit Service Co., Ltd.	3,545	50,946
Aiful Corp. (a)	3,450	59,856
Aisin Seiki Co., Ltd.	2,301	80,542
Asatsu-DK, Inc.	37,900	1,089,328
Astellas Pharma, Inc.	86,600	3,663,783
Bank of Kyoto Ltd. (The)	6,000	72,396
Bank of Yokohama Ltd. (The)	23,997	175,049
Canon, Inc.	84,775	4,575,695
Central Japan Railway Co.	37	361,506
Chiba Bank, Ltd. (The)	283,000	2,120,755
Credit Saison Co., Ltd.	1,818	43,027
Daihatsu Motor Co., Ltd.	12,000	134,775
Daikin Industries Ltd.	1,813	93,556
Daiwa Securities Group, Inc.	7,405	74,176
Denso Corp.	5,152	188,154
Dentsu, Inc.	16	39,158
East Japan Railway Co.	61	471,011
Eisai Co., Ltd.	2,765	100,193
Fanuc Ltd.	2,209	239,926
Fuji Television Network, Inc.	23	38,617
Fukuoka Financial Group, Inc.	356,000	1,769,531
Gunma Bank Ltd. (The)	8,000	57,446
Honda Motor Co., Ltd.	5,605	187,684
HOYA Corp.	133,744	3,717,226
Ibiden Co., Ltd.	2,926	123,235
Isuzu Motors Ltd.	19,000	102,371
ITOCHU Corp.	5,000	57,864
Japan Tobacco, Inc.	80	388,541
JFE Holdings, Inc.	1,979	111,884
JS Group Corp.	4,808	82,049
JSR Corp.	83,723	1,711,469
Kao Corp.	55,000	1,434,737
KDDI Corp.	52	360,577
Keyence Corp.	21,800	5,207,020
Komatsu Ltd.	20,800	659,002
Kubota Corp.	6,207	50,341
Kyocera Corp.	31,100	2,994,356
Makita Corp.	4,331	182,410
Matsushita Electric Industrial Co., Ltd.	11,256	256,255
Mitsubishi Corp.	3,369	116,327
Mitsubishi Electric Corp.	359,000	4,062,673
Mitsubishi Estate Co., Ltd.	104,000	2,801,745
Mitsubishi UFJ Financial Group, Inc.	47,010	480,716
Mitsui & Co., Ltd.	4,832	118,485
Mitsui Fudosan Co., Ltd.	3,599	89,275
Mitsui Sumitomo Insurance Group Holdings, Inc. (b)	132,400	5,212,104
Mizuho Financial Group, Inc.	26	136,634
Murata Manufacturing Co., Ltd.	85,800	4,508,936
NGK Spark Plug Co., Ltd.	213,000	2,650,882
Nintendo Co., Ltd.	1,943	1,069,000
Nippon Electric Glass Co., Ltd.	26,000	505,597
Nippon Telegraph & Telephone Corp.	17	82,565
Nissan Motor Co., Ltd.	5,380	47,819
Nitto Denko Corp.	34,087	1,619,957
Nomura Holdings, Inc.	5,614	95,377
NSK Ltd.	14,000	138,513
NTT DoCoMo, Inc.	3,690	5,880,478
Olympus Corp.	1,260	41,116
Omron Corp.	123,500	2,671,030
Oriental Land Co., Ltd.	30,200	1,816,240
Promise Co., Ltd.	3,257	104,118
Ricoh Co., Ltd.	2,857	52,603
Rohm Co., Ltd.	36,700	2,405,587
Sapporo Hokuyo Holdings, Inc.	5	38,939
Sega Sammy Holdings, Inc. (a)	99,600	1,025,100
Sekisui House, Ltd. (a)	186,000	1,967,274
Seven & I Holdings Co., Ltd.	2,843	83,062

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
Japan — Continued
Sharp Corp.	3,555	$62,049
Shin-Etsu Chemical Co., Ltd.	2,100	132,271
Shizuoka Bank Ltd. (The)	6,000	67,445
Sony Corp.	9,614	481,521
Stanley Electric Co., Ltd.	3,629	98,109
Sumitomo Chemical Co., Ltd.	9,000	65,737
Sumitomo Corp.	3,188	47,085
Sumitomo Electric Industries Ltd.	2,700	34,858
Sumitomo Heavy Industries Ltd.	15,996	128,369
Sumitomo Metal Industries Ltd.	22,203	105,939
Sumitomo Mitsui Financial Group, Inc.	983	8,457,418
Sumitomo Trust and Banking Co., Ltd. (The)	14,000	119,389
Suruga Bank Ltd.	4,000	57,484
Suzuki Motor Corp.	16,741	463,704
T&D Holdings, Inc.	131,150	8,733,381
Taiyo Nippon Sanso Corp.	432,000	3,684,007
Takeda Pharmaceutical Co., Ltd.	3,300	191,264
Takefuji Corp.	3,270	62,007
Teijin Ltd.	646,000	2,432,764
Toyota Motor Corp.	52,921	2,695,748
Yamada Denki Co. Ltd.	4,163	323,420
Yamaha Motor Co. Ltd.	3,901	79,374
Yamato Holdings Co. Ltd.	2,600	36,230

		101,605,171

Luxembourg — 0.8%
ArcelorMittal	26,790	2,653,660
Evraz Group SA, GDR (c) (d)	2,533	297,311
Millicom International Cellular SA	12,014	1,391,942

		4,342,913

Mexico — 0.4%
America Movil SAB de CV, ADR	2,335	139,563
America Movil SAB de CV, Series L	157,167	468,469
Controladora Comercial Mexicana SAB de CV	41,590	129,328
Corp. Moctezuma SAB de CV	95,914	260,239
Fomento Economico Mexicano SAB de CV, ADR	10,661	501,600
Grupo Financiero Banorte SAB de CV	123,743	600,747
Grupo Televisa SA, GDR (a)	4,909	128,616
Urbi Desarrollos Urbanos SA de CV (b)	21,537	83,479

		2,312,041

Netherlands — 4.3%
Akzo Nobel NV	49,907	4,224,525
CSM	94,254	3,594,022
ING Groep NV	65,647	2,506,266
Kininklijke Vopak NV	3,051	222,234
Royal Dutch Shell PLC, A Shares	97,283	4,153,726
Royal KPN NV	30,163	549,032
TNT NV	3,230	129,596
Unilever NV (a)	240,343	7,854,016

		23,233,417

New Zealand — 0.0%
Auckland International Airport Ltd. (a)	154,622	262,905

Norway — 1.1%
Aker Solutions ASA (a)	10,226	288,530
DnB NOR ASA (a)	40,992	589,547
StatoilHydro ASA (a)	92,886	3,603,626
Telenor ASA	23,063	500,476
Yara International ASA	11,845	898,192

		5,880,371

Poland — 1.4%
Bank BPH SA (b)	2,633	97,170
Bank Handlowy w Warszawie SA	18,453	727,394
Bank Millennium SA	11,356	45,314
Bank Pekao SA	24,888	2,172,211
Bank Zachodni WBK SA	5,901	446,437
BRE Bank SA (b)	1,303	246,444
ING Bank Slaski SA	366	87,290
Polskie Gornictwo Naftowe I Gazownictwo SA	213,128	399,169
Powszechna Kasa Oszczednosci Bank Polski SA	83,608	1,941,950
Telekomunikacja Polska SA	130,695	1,236,561

		7,399,940

Portugal — 0.2%
Energias de Portugal, SA	31,898	200,982
Jeronimo Martins SGPS SA	107,420	775,427

		976,409

Romania — 0.1%
BRD-Groupe Societe Generale	58,012	575,684

Russia — 2.1%
Cherepovets MK
Severstal, GDR (d)	5,713	148,824
Gazprom OAO, ADR	57,140	3,451,256
Lukoil, SP ADR	11,185	1,249,924
Mechel, ADR (b)	10,896	627,828
NovaTek OAO	39,814	348,373

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
Russia — Continued
Novorossiysk Commercial Sea Port, GDR (d)	16,873	$265,750
Open Investments OJSC (b)	605	189,970
Pharmstandard, GDR (b) (d)	21,168	381,553
Polyus Gold, ADR (b)	7,439	459,358
Rosneft Oil Co., GDR (a)	111,038	1,349,112
Sberbank	350,775	1,269,806
Sistema-Hals, GDR (b) (c) (d)	15,050	188,878
Uralkali, GDR (d)	6,114	369,897
Vimpel-Communications, ADR	13,514	476,639
VTB Bank OJSC, GDR (d)	25,973	210,381
Wimm-Bill-Dann Foods OJSC (b)	1,598	130,237
Wimm-Bill-Dann Foods OJSC, ADR	62	7,755
X 5 Retail Group NV, GDR (b)	5,079	187,923

		11,313,464

South Africa — 0.1%
Impala Platinum Holdings Ltd.	8,288	354,001

South Korea — 0.1%
Samsung Electronics Co. Ltd.	774	556,802

Spain — 1.7%
Acciona SA	590	167,744
Banco Bilbao Vizcaya Argenta SA	20,507	457,179
Gamesa Corp. Tecnologica, SA	3,560	184,264
Iberdrola Renovables (b)	31,984	229,388
Iberdrola SA	36,131	521,634
Inditex SA (b)	1,720	84,611
Telefonica SA	270,517	7,764,769

		9,409,589

Sweden — 0.9%
Getinge AB, B Shares (a)	10,385	282,102
Hennes & Mauritz AB, B Shares (a)	4,021	222,142
Modern Times Group AB	1,303	90,877
Nordic Bank AB	73,512	1,194,470
Swedbank AB	9,917	245,012
Telefonaktiebolget LM Ericsson (a)	989,406	2,690,960
TeliaSonera AB	19,939	181,097

		4,906,660

Switzerland — 8.2%
Abb Ltd. (b)	18,282	593,935
BKW FMB Energie AG	2,081	272,941
Compagnie Financiere Richemont SA, Series A	20,386	1,270,396
Flughafen Zuerich AG	1,118	490,751
Givaudan SA	2,165	2,098,009
Holcim Ltd.	92,995	8,699,460
Nestle SA	26,830	13,192,972
Nobel Biocare Holding AG	2,095	82,614
Novartis AG	130,159	6,837,329
Roche Holdings AG	45,540	7,851,799
SGS SA	199	299,001
Swatch Group AG	3,586	1,003,805
Synthes Inc	857	120,543
UBS AG	25,372	611,026
Xstrata PLC	17,032	1,345,839

		44,770,420

Taiwan — 0.3%
Asia Cement, GDR (d)	6,105	115,385
Cathay Financial Holding Co. Ltd., GDR (d)	5,703	149,989
Chunghwa Telecom Co., Ltd, ADR	28,815	713,748
Far Eastern Textile Co. Ltd., GDR	16,318	252,929
First Financial Holding Co. Ltd., GDR	2,475	59,400
Fubon Financial Holding Co. Ltd., GDR	9,755	110,719
Goldman Domestic Taiwan Basket (d)	9,986	373,776
President Chain Store Corp. (b) (d)	28,420	107,769

		1,883,715

Ukraine — 0.3%
Raiffeisen Bank Aval	1,293,908	242,220
Ukrnafta Oil Co. (b)	4,161	238,395
Ukrsotsbank JSCB (b)	1,360,003	296,834
UkrTelecom (b)	5,189,396	991,071

		1,768,520

United Kingdom — 18.6%
AMEC PLC	14,810	244,819
Anglo American PLC	20,001	1,354,610
BAE Systems PLC	11,754	105,533
BHP Billiton PLC	86,019	3,261,368
BP PLC	769,193	9,264,081
British American Tobacco PLC	269,634	10,084,168
British Land Co PLC, REIT	127,267	2,019,351
BT Group PLC	29,703	130,622
Burberry Group PLC	23,516	232,915
Cadbury PLC	531,990	7,102,754
Compass Group PLC	21,780	161,790
Diageo PLC	64,210	1,252,859
Drax Group PLC	155,468	2,084,938
GlaxoSmithKline PLC	20,284	447,412
Hays PLC	2,298,636	4,667,212
HBOS PLC	28,901	229,000
Imperial Tobacco Group PLC	212,598	8,528,009

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
COMMON STOCKS — Continued
United Kingdom — Continued
Intercontinental Hotels Group PLC	284,475	$4,688,467
Intertek Group PLC	4,632	93,866
Ladbrokes PLC	586,129	3,642,842
Lonmin PLC	17,072	1,168,750
National Grid PLC	156,330	2,310,174
Persimmon PLC	67,831	646,976
Peter Hambro Mining PLC	6,220	162,887
QinetiQ PLC	33,072	135,611
Reckitt Benckiser Group PLC	139,707	8,230,431
Reed Elsevier PLC	395,323	4,980,497
Rio Tinto PLC	11,113	1,332,935
Rolls-Royce Group PLC	49,500	414,526
Rolls-Royce Group PLC, B Shares (b)	5,239,360	10,379
Royal Bank of Scotland Group PLC	832,132	3,766,534
Scottish & Southern Energy PLC	59,963	1,748,456
Smith & Nephew PLC	64,592	692,852
Smiths Group PLC	249,994	4,981,854
Tesco PLC	107,655	883,086
Vodafone Group PLC	2,687,631	8,638,091
Wolseley PLC	118,369	1,289,627
WPP Group PLC	9,921	120,175

		101,110,457

United States — 1.1%
Dr Pepper Snapple Group, Inc. (b)	121,945	3,070,595
Ishares MSCI Australia Index Fund	28,971	842,187
Ishares MSCI Brazil Index Fund	2,709	268,841
Ishares MSCI Taiwan Index Fund	117,840	1,910,186

		6,091,809

TOTAL COMMON STOCKS
(Cost $381,820,272)		505,315,320

PREFERRED STOCKS — 1.5%
Brazil — 0.6%
Petroleo Brasileiro SA	111,303	3,372,963

Germany — 0.7%
Porsche Automobil Holding SE	19,713	3,677,748
Volkswagen AG	470	71,263

		3,749,011

Russia — 0.2%
Silvinit (e)	929	854,680
URSA Bank	119,635	167,489

		1,022,169

TOTAL PREFERRED STOCKS
(Cost $4,177,750)		8,144,143

CLOSED - END INVESTMENT COMPANIES — 0.2%
Australia — 0.2%
Macquarie Airports (a)	456,715	1,265,937

Romania — 0.0%
SIF 3 Transilvania Brasov	41,000	29,942

TOTAL CLOSED - END INVESTMENT COMPANIES
(Cost $1,054,565)		1,295,879

RIGHTS — 0.3%
Denmark — 0.1%
Carlsberg A/S, expires 06/10/08 (exercise price DKK 400) (a) (b)	7,347	147,109

Netherlands — 0.0%
Unilever NV, expires 06/19/08 (a)	247,398	—

Switzerland — 0.0%
UBS AG, expires 06/09/08 (exercise price $22.43)	25,372	33,838

United Kingdom — 0.2%
Imperial Tobacco Group PLC, expires 06/11/08 (exercise price GBP 14.75) (a) (b)	106,299	1,052,841
Royal Bank of Scotland Group PLC, expires 06/06/08 (exercise price GBP 200) (b)	161,470	89,560
Royal Dutch/Shell Group of Companies (a) (b)	100,403	—

		1,142,401

TOTAL RIGHTS
(Cost $178,146)		1,323,348

EQUITY-LINKED INSTRUMENTS — 0.8%
India — 0.3%
Bharti Televentures Ltd., issued by CLSA, expires 5/13/10	12,450	257,328
Citigroup Global Banking Exch T (CW12), expires 1/20/10 (d)	10,650	170,304
Oil & Natural Gas (CW18), issued by CLSA, expires 5/13/10	5,024	103,103

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Shares	Value
EQUITY-LINKED INSTRUMENTS — Continued
India — Continued
Mahindra & Mahindra, issued by CLSA, expires 6/28/10	6,618	$92,639
State Bank of India, issued by CLSA, expires 5/13/10	28,704	983,801

		1,607,175

Luxembourg — 0.2%
Chinatrust Financial (CW12), issued by Citigroup, expires 1/17/12	156,029	152,440
Israel Chemicals (CW11), issued by Merrill Lynch International & Co. C.V., expires 5/15/11	10,558	240,711
Taiwan Cement (CW17), issued by Deutsche Bank AG, London, expires 04/04/17 (c)(d)	70,000	114,030
Taiwan Fertilizer (CW17), issued by Deutsche Bank AG London, expires 1/19/17	64,761	307,809
Tatung Co. Ltd (CW18), issued by Deutsche Bank AG, London, expires 3/5/18	148,658	83,397
Yuanta Financial (CW12), issued by Citigroup, expires 1/17/12	124,280	115,953

		1,014,340

Russia — 0.3%
Unified Energy System issued by Deutsche Bank AG London-TGK6, expires 12/31/09 (c)(d)(e)	13	15,142
Unified Energy System, issued by Deutsche Bank AG London-TGK7, expires 12/31/09 (c)(d)(e)	13	34,778
Unified Energy System, issued by Deutsche Bank AG London-TGK8, expires 12/31/09 (c)(d)(e)	13	33,437
Unified Energy System, issued by Deutsche Bank AG London-TGK9, expires 12/31/09 (c)(d)(e)	13	26,261
Unified Energy System, issued by Deutsche Bank AG London-TGK10, expires 12/31/09 (c)(d)(e)	13	49,527
Unified Energy System, issued by Deutsche Bank AG London-TGK11, expires 12/31/09 (c)(d)(e)	13	9,249
Unified Energy System, issued by Deutsche Bank AG London-TGK12, expires 12/31/09 (c)(d)(e)	13	21,809
Unified Energy System, issued by Deutsche Bank AG London-TGK13, expires 12/31/09 (c)(d)(e)	13	17,474
Unified Energy System, issued by Deutsche Bank AG London-TGK14, expires 12/31/09 (c)(d)(e)	13	3,915
Unified Energy System, issued by Deutsche Bank AG London-FSK, expires 12/31/09 (c)(d)(e)	9	181,901
Unified Energy System, issued by Deutsche Bank AG London-InteRAO 4ES, expires 12/31/09 (c)(d)(e)	13	59,866
Unified Energy System, issued by Deutsche Bank AG London-MRSK HLD, expires 12/31/09 (c)(d)(e)	9	152,100
Unified Energy System, issued by Deutsche Bank AG London-Far East, expires 12/31/09 (c)(d)(e)	13	37,700
Unified Energy System, issued by Deutsche Bank AG London-Corporate Action, expires 12/31/09 (c)(d)(e)	13	—
Unified Energy System, issued by Deutsche Bank AG London-OGK1, expires 12/31/09 (c)(d)(e)	13	105,053
Unified Energy System, issued by Deutsche Bank AG London-OGK2, expires 12/31/09 (c)(d)(e)	13	56,640
Unified Energy System, issued by Deutsche Bank AG London-OGK3, expires 12/31/09 (c)(d)(e)	13	57,761
Unified Energy System of, issued by Deutsche Bank AG London-OGK4, expires 12/31/09 (c)(d)(e)	13	106,846

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Shares/ Par (000)	Value
EQUITY-LINKED INSTRUMENTS — Continued
Unified Energy System, issued by Deutsche Bank AG London-OGK6, expires 12/31/09 (c)(d)(e)	13	$59,940
Unified Energy System, issued by Deutsche Bank AG London-OGK7 HYDRO, expires 12/31/09 (c)(d)(e)	10	303,878
Unified Energy System, issued by Deutsche Bank AG London-TGK1, expires 12/31/09 (c)(d)(e)	13	66,105
Unified Energy System, issued by Deutsche Bank AG London-TGK2, expires 12/31/09 (c)(d)(e)	13	15,021
Unified Energy System, issued by Deutsche Bank AG London-TGK3, expires 12/31/09 (c)(d)(e)	13	79,493
Unified Energy System, issued by Deutsche Bank AG London-TGK4, expires 12/31/09 (c)(d)(e)	13	20,213

		1,514,109

Taiwan — 0.0%
Uni-President (CW11), issued by CLSA, expires 1/4/11	65,304	92,470

TOTAL EQUITY-LINKED INSTRUMENTS
(Cost $3,538,286)		4,228,094

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (f) — 9.6%
Investments in securities lending short term investment portfolio		52,052,091

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $52,052,091)		52,052,091

REPURCHASE AGREEMENTS — 1.8%
Bank of America Securities, LLC (Agreement dated 5/30/08 to be repurchased at $3,856,701 collateralized by $3,890,000 (Value $3,949,408) U.S. Government Agency Obligations, Interest rates from 3.25% - 5.65%, due 8/15/08 - 2/23/17) 2.18%, 6/2/08	$3,856	3,856,000
Wachovia Securities (Agreement dated 5/30/08 to be repurchased at $6,001,105 collateralized by $6,057,000 (Value $6,128,279) U.S. Government Agency Obligation, Interest rate 5.02%, due 11/21/12 ) 2.21%, 6/2/08	6,000	6,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,856,000)		9,856,000

TOTAL INVESTMENTS IN SECURITIES — 107.2%
(Cost $452,677,110) (g)		582,214,875
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.2)%		(38,993,229)

NET ASSETS — 100.0%		$543,221,646

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	Non-income producing security.
(c)	Security for which market quotations were not readily available. Security was priced in accordance with procedures adopted by the Fund’s Board of Directors.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(e)	Illiquid restricted security. These securities represent 0.4% of net assets as of May 31, 2008.
(f)	See Notes 1J and 4 in Notes to Financial Statements.
(g)	Aggregate cost for Federal income tax purposes is $456,392,100. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$146,765,749
Excess of tax cost over value	$(20,942,974)

Industry Concentration Table:

(% of Total Net Assets)

Financial	16.8%
Consumer Staples	13.6%
Materials	12.0%
Energy	11.0%
Consumer Discretionary	9.8%
Information Technology	7.8%
Industrials	7.6%
Utilities	6.1%
Telecommunication Services	5.8%
Health Care	4.6%
Other	4.9%

100.0%

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments

May 31, 2008

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS — 100.4%
Diversified — 5.8%
Eastgroup Properties, Inc. (a)	31,430	$1,493,868
Vornado Realty Trust	57,230	5,593,088

		7,086,956

Financial Services — 1.6%
Gramercy Capital Corp. New York (a)	120,185	2,013,099

Forestry/Paper — 1.3%
Plum Creek Timber Co., Inc. (a)	18,690	871,888
Weyerhaeuser Co.	12,225	761,984

		1,633,872

Health Care — 7.2%
HCP, Inc. (a)	79,095	2,709,795
Medical Properties Trust, Inc. (a)	64,836	791,648
Nationwide Health Properties, Inc. (a)	33,085	1,129,191
OMEGA Healthcare Investors, Inc.	88,815	1,582,683
Ventas, Inc. (a)	53,195	2,535,274

		8,748,591

Hotels — 6.3%
Hersha Hospitality Trust (a)	55,410	526,949
Host Marriott Corp. (a)	210,333	3,615,624
LaSalle Hotel Properties (a)	42,265	1,387,137
Starwood Hotels & Resorts Worldwide, Inc.	21,820	1,056,088
Strategic Hotels & Resorts, Inc. (a)	42,620	586,025
Sunstone Hotel Investors, Inc. (a)	26,610	512,242

		7,684,065

Mortgage — 2.4%
Annaly Capital Management, Inc.	132,410	2,358,222
Redwood Trust, Inc. (a)	17,070	576,113

		2,934,335

Office Properties — 19.6%
Alexandria Real Estate Equities, Inc. (a)	41,810	4,360,783
Boston Properties, Inc. (a)	51,360	5,019,926
Brookfield Properties Corp.	77,670	1,561,944
Corporate Office Properties Trust, Inc.	72,380	2,743,926
Digital Reality Trust, Inc. (a)	64,070	2,710,161
Douglas Emmett, Inc. (a)	29,355	719,197
Mack-Cali Realty Corp.	26,730	1,032,847
SL Green Realty Corp. (a)	57,726	5,755,282

		23,904,066

Residential — 8.3%
American Campus Communities, Inc. (a)	47,410	1,442,212
Camden Property Trust	20,980	1,033,475
Equity Residential Property (a)	60,895	2,575,250
Essex Property Trust, Inc.	17,890	2,137,318
Mid-America Apartment Communities, Inc.	13,105	733,618
Post Properties, Inc. (a)	13,400	475,834
UDR, Inc. (a)	69,805	1,726,976

		10,124,683

Retail — 36.1%
CBL & Associates Properties, Inc.	56,210	1,478,885
Developers Diversified Realty Corp. (a)	97,760	3,879,117
Entertainment Properties Trust	28,945	1,593,422
Federal Realty Investment Trust (a)	28,910	2,330,724
General Growth Properties, Inc. (a)	135,255	5,621,198
Kimco Realty Corp. (a)	138,630	5,455,091
Macerich Co. (a)	67,600	4,835,428
Pennsylvania Real Estate Investment Trust (a)	38,480	1,033,188
Regency Centers Corp.	64,030	4,257,355
Simon Property Group, Inc. (a)	100,585	9,994,126
Tanger Factory Outlet Centers, Inc. (a)	21,600	825,984
Taubman Centers, Inc.	35,645	1,915,919
Weingarten Realty Investors (a)	27,685	955,133

		44,175,570

Storage — 4.5%
Public Storage, Inc.	48,165	4,244,781
Sovran Self Storage, Inc. (a)	11,920	526,745
U-STORE-IT Trust	60,840	773,276

		5,544,802

Warehouse/Industrial — 7.3%
AMB Property Corp.	38,565	2,273,021
ProLogis Trust (a)	107,930	6,684,105

		8,957,126

TOTAL REAL ESTATE INVESTMENT TRUSTS AND COMMON STOCKS
(Cost $71,172,611)		122,807,165

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (b) — 43.2%
Investment in securities lending short term investment portfolio	$52,823,583

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $52,823,583)	52,823,583

TOTAL INVESTMENTS IN SECURITIES — 143.6%
(Cost $123,996,194) (c)	175,630,748
LIABILITIES IN EXCESS OF OTHER ASSETS — (43.6)%	(53,336,663)

NET ASSETS — 100.0%	$122,294,085

(a)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Financial Statements.)
(b)	See Notes 1J and 4 in Notes to Financial Statements.
(c)	Aggregate cost for Federal income tax purposes is $123,996,194. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost:	$54,801,253
Excess of tax cost over value:	$(3,166,699)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 38.8%
Fannie Mae — 15.0%
Mortgage-Backed Securities,
5.50%, 10/1/17	$709	$721,450
Notes
3.88%, 2/15/10	2,300	2,331,804
6.00%, 5/15/11	1,350	1,445,352
5.00%, 10/15/11	4,000	4,150,924
4.38%, 9/15/12	3,500	3,566,899
4.63%, 10/15/13	3,500	3,583,080

		15,799,509

Federal Home Loan Bank — 7.8%
Notes
5.25%, 9/11/09	3,250	3,339,726
5.25%, 6/11/10	2,500	2,601,655
3.00%, 9/10/10	2,250	2,236,057

		8,177,438

Freddie Mac — 16.0%
Mortgage-Backed Securities
5.50%, 3/1/22	2,695	2,725,482
5.50%, 4/1/22	3,703	3,745,358
5.00%, 4/1/23	2,167	2,155,757
5.06%, 3/1/36(a)	2,487	2,528,126
Notes(b)
4.13%, 10/18/10	1,500	1,526,747
4.88%, 11/15/13	4,000	4,140,500

		16,821,970

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $40,511,514)		40,798,917

CORPORATE BONDS — 34.6%
Auto — 1.2%
Ford Motor Credit Co. LLC,
7.38%, 10/28/09	625	608,916
General Motors Acceptance Corp.,
6.00%, 12/15/11	825	664,413

		1,273,329

Banking & Financial Services — 17.5%
Bank of America Corp.,
3.25%, 8/15/08(b)	1,500	1,500,449
4.25%, 10/1/10	1,000	1,002,527
Bear Stearns Cos. Inc. (The),
3.25%, 3/25/09	1,500	1,480,127
Caterpillar Financial Services Corp.,
4.70%, 3/15/12	1,300	1,294,237
Citigroup, Inc.,
5.10%, 9/29/11	2,525	2,522,702
General Electric Capital Corp.,
5.88%, 2/15/12	2,500	2,586,665
Goldman Sachs Group Inc. (The),
6.88%, 1/15/11	1,500	1,574,292
Merrill Lynch & Co.,
4.13%, 1/15/09	850	841,826
3.24%, 6/5/12(a)	1,650	1,568,426
Morgan Stanley,
3.88%, 1/15/09	1,000	999,139
National City Bank,
6.20%, 12/15/11	550	514,726
SLM Corp.,
4.00%, 1/15/09	675	664,668
Wachovia Corp.,
3.50%, 8/15/08	1,800	1,798,666

		18,348,450

Beverages — 2.1%
Dr. Pepper Snapple Group, Inc.,
6.12%, 5/1/13(c)	180	182,226
Pepsico Inc.,
5.15%, 5/15/12	1,000	1,030,820
4.65%, 2/15/13	950	962,869

		2,175,915

Computers — 4.4%
Hewlett-Packard Co.,
5.25%, 3/1/12	1,925	1,970,276
IBM Corp.,
4.38%, 6/1/09	2,600	2,623,759

		4,594,035

Entertainment & Leisure — 1.0%
Walt Disney Co. (The),
4.70%, 12/1/12	1,000	1,005,019

Hotel — 0.7%
MGM Mirage, Inc.,
8.50%, 9/15/10	750	769,688

Manufacturing — 0.2%
3M Employee Stock Ownership,
5.62%, 7/15/09(c)	255	259,916

Oil & Exploration — 1.7%
Atlantic Richfield Co,
5.90%, 4/15/09	1,300	1,328,207
Tesoro Petroleum Corp.,
6.25%, 11/1/12	500	474,375

		1,802,582

Pharmaceuticals — 3.6%
Bristol-Myer Squibb,
4.00%, 8/15/08	2,000	2,000,730
Pfizer Inc.,
3.30%, 3/2/09	1,750	1,753,556

		3,754,286

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
CORPORATE BONDS — Continued
Telecommunications — 0.7%
AT&T, Inc.,
5.30%, 11/15/10	$750	$770,120

Utilities - Electrical & Electronic — 1.5%
Public Service Co. of Colorado,
4.38%, 10/1/08(c)	1,600	1,600,810

TOTAL CORPORATE BONDS
(Cost $36,371,191)		36,354,150

ASSET-BACKED SECURITIES — 5.7%
AEP Texas Central Transition Funding, A1,
4.98%, 1/1/10	1,689	1,704,688
John Deere Owner Trust, 2007-A, Class A3,
5.04%, 7/15/11	2,000	2,018,118
USAA Auto Owner Trust, 2006-4, Class A4,
4.98%, 10/15/12	1,400	1,410,177
Wachovia Auto Owner Trust, 2006-A, Class A3,
5.35%, 2/22/11	790	795,916

TOTAL ASSET-BACKED SECURITIES
(Cost $5,878,462)		5,928,899

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class A2B,
5.21%, 12/11/49	2,000	1,973,607
Commercial Mortgage Pass-Thru-Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,500	1,496,465

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $3,517,346)		3,470,072

FOREIGN BONDS — 9.2%
Corporate Bonds — 8.8%
ConocoPhillips Canada,
5.30%, 4/15/12	2,200	2,256,481
Covidien International Finance SA,
5.45%, 10/15/12(c)	875	875,676
Eksportfinans,
5.13%, 10/26/11	1,200	1,243,253
European Investment Bank,
4.63%, 3/21/12(c)	1,000	1,035,020

	Par (000)/ Shares
HSBC Holding, PLC.,
7.50%, 7/15/09	$1,500	1,545,737
Hutchison Whampoa International,
5.45%, 11/24/10(c)	1,500	1,524,722
Royal Caribbean Cruises Ltd.,
8.75%, 2/2/11	725	748,563

		9,229,452

Sovereign — 0.4%
Brazil de Republic,
9.25%, 10/22/10	350	395,500

TOTAL FOREIGN BONDS
(Cost $9,443,596)		9,624,952

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Notes — 6.1%
Notes
4.13%, 8/31/12(b)	3,250	3,359,181
3.63%, 5/15/13(b)	3,000	3,031,878

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,464,230)		6,391,059

MONEY MARKET FUND — 1.8%
PNC Government Money Market Fund(d)	1,924,171	1,924,171

TOTAL MONEY MARKET FUND
(Cost $1,919,963)		1,924,171

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

Value
SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (e) — 12.0%
Investment in securities lending short term investment portfolio	$12,627,924

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $12,627,924)	12,627,924

TOTAL INVESTMENTS IN SECURITIES — 111.5%
(Cost $116,734,226) (f)	117,120,145
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.5)%	(12,042,062)

NET ASSETS — 100.0%	$105,078,083

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Schedules of Portfolio Investments.)
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(d)	See Note 10 Regarding Affiliated Issuers.
(e)	See Notes 1J and 4 in Notes to Financial Statements.
(f)	Aggregate cost for Federal income tax purposes is $116,734,226. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,034,933
Excess of tax cost over value	$(653,223)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
U.S. GOVERNMENT AGENCY SECURITIES — 50.9%
Fannie Mae — 22.5%
Mortgage Backed Securities
7.00%, 4/1/11	$5	$5,224
5.50%, 10/1/18	1,322	1,344,859
5.00%, 10/1/19	1,306	1,305,844
7.50%, 8/1/26	6	6,280
7.00%, 4/1/27	10	10,458
8.00%, 8/1/27	54	58,469
8.00%, 9/1/27	4	4,459
7.00%, 10/1/27	4	3,813
7.50%, 10/1/27	42	44,923
8.00%, 10/1/27	2	2,542
7.00%, 11/1/27	23	24,624
7.00%, 3/1/29	45	48,056
7.50%, 4/1/30	2	2,336
7.50%, 1/1/31	2	2,182
7.50%, 4/1/31	4	3,923
7.50%, 4/1/31	0	495
7.50%, 7/1/31	17	18,092
7.50%, 8/1/31	19	20,338
6.50%, 10/1/32	644	669,580
5.50%, 1/1/34	2,034	2,027,223
5.50%, 4/1/34	2,727	2,718,786
5.00%, 11/1/35	5,795	5,611,463
5.50%, 4/1/37	6,362	6,324,051
Notes
3.88%, 2/15/10	1,000	1,013,828
4.63%, 10/15/13	2,000	2,047,474
5.00%, 2/13/17	6,500	6,692,790

		30,012,112

Freddie Mac — 27.9%
Mortgage Backed Securities
5.50%, 10/1/18	1,597	1,622,334
4.50%, 11/1/18	2,118	2,076,654
5.00%, 11/1/18	1,911	1,912,267
5.00%, 1/1/19	1,771	1,771,055
5.00%, 3/1/19	2,260	2,260,120
5.50%, 7/1/20	1,574	1,594,349
5.00%, 12/1/20	1,420	1,415,829
5.50%, 3/1/22	2,310	2,336,127
5.00%, 4/1/23	3,126	3,110,103
7.50%, 7/1/26	5	5,536
8.00%, 10/1/29	6	5,984
7.50%, 9/1/30	3	3,614
8.00%, 9/1/30	1	1,300
8.00%, 12/1/30	1	592
8.00%, 5/1/31	4	4,311
6.00%, 12/1/33	1,676	1,710,403
5.00%, 10/1/34	2,068	2,004,406
6.00%, 12/1/35	2,797	2,845,076
5.06%, 3/1/36(a)	2,884	2,931,776
6.00%, 4/1/37	4,661	4,737,892
Notes,
4.38%, 7/17/15	5,000	4,988,235

		37,337,963

Government National Mortgage Association — 0.5%
Mortgage Backed Securities
7.00%, 2/15/12	10	10,706
9.00%, 5/15/16	0	495
9.00%, 11/15/16	15	16,470
7.00%, 2/15/17	133	139,101
8.00%, 5/15/17	2	2,547
8.00%, 5/15/17	3	2,868
10.00%, 5/15/19	3	3,064
9.00%, 11/15/19	6	6,598
9.00%, 6/15/21	48	52,276
9.00%, 8/15/21	10	10,647
9.00%, 9/15/21	2	2,124
9.00%, 9/15/21	13	14,661
9.00%, 9/15/21	6	6,978
9.00%, 9/15/21	1	946
8.00%, 2/15/23	52	56,975
7.00%, 5/20/24	5	5,891
7.00%, 10/15/25	6	6,975
6.50%, 2/15/26	7	6,982
7.00%, 2/15/26	72	77,003
6.50%, 3/15/26	6	6,112
7.00%, 1/15/27	7	7,633
7.00%, 2/15/27	47	49,934
8.50%, 8/15/27	17	18,583
7.00%, 9/15/27	8	8,972
8.00%, 9/15/27	8	8,659
7.00%, 10/15/27	43	46,467
7.00%, 10/15/27	3	2,901
7.00%, 10/15/27	7	7,599
7.00%, 11/15/27	47	50,797
7.00%, 12/15/27	4	4,781
7.00%, 4/15/28	2	1,795
7.50%, 10/15/29	26	27,970
7.50%, 1/15/32	18	19,593

		685,103

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $67,893,692)		68,035,178

CORPORATE BONDS — 28.4%
Advertising — 1.0%
Omnicom Group, Inc.,
5.90%, 4/15/16	1,350	1,351,939

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
CORPORATE BONDS — Continued
Auto — 1.1%
Ford Motor Credit Co. LLC,
7.38%, 10/28/09	$760	$740,441
General Motors Acceptance Corp.,
6.00%, 12/15/11	860	692,600

		1,433,041

Banking & Financial Services — 12.6%
Bank of America Corp.,
5.65%, 5/1/18	1,525	1,480,639
Bear Stearns Cos., Inc. (The),
3.13%, 1/31/11(a)	2,250	2,182,768
Citigroup, Inc.,
5.10%, 9/29/11	1,500	1,498,635
Credit Suisse USA, Inc.,
5.25%, 3/2/11	650	660,531
General Electric Capital Corp.,
6.75%, 3/15/32(b)	1,300	1,319,146
Goldman Sachs Group, Inc. (The),
3.21%, 1/12/15(a)	2,150	2,009,878
Merrill Lynch & Co., Inc.
5.45%, 2/5/13	950	900,259
6.00%, 2/17/09	1,825	1,824,797
Morgan Stanley,
4.75%, 4/1/14	1,325	1,223,033
National City Bank,
6.20%, 12/15/11	725	678,502
SLM Corp.,
4.00%, 1/15/09	1,175	1,157,015
Wachovia Corp.
5.50%, 5/1/13	800	792,036
5.75%, 2/1/18(b)	1,165	1,127,073

		16,854,312

Beverages — 2.9%
Coca-Cola Co. (The),
5.35%, 11/15/17	1,400	1,410,795
Dr. Pepper Snapple Group, Inc.,
6.12%, 5/1/13(c)	240	242,968
Pepsico, Inc.,
5.00%, 6/1/18	2,250	2,192,112

		3,845,875

Computers — 0.6%
IBM Corp.,
4.38%, 6/1/09	800	807,310

Diversified Manufacturing — 1.7%
Freeport-McMoran Copper & Gold, Inc.,
8.25%, 4/1/15	760	806,652
General Electric Co.,
5.00%, 2/1/13	1,400	1,415,708

		2,222,360

Food — 0.5%
Constellation Brands, Inc.,
7.25%, 5/15/17	750	744,375

Food Service — 0.8%
Yum! Brands, Inc.,
6.25%, 3/15/18	1,085	1,067,381

Health Care — 1.8%
HCA, Inc.,
9.13%, 11/15/14	785	822,288
Johnson & Johnson,
5.95%, 8/15/37	1,475	1,532,379

		2,354,667

Hotel — 0.5%
MGM Mirage, Inc.,
8.50%, 9/15/10	725	744,031

Oil & Exploration — 0.5%
Tesoro Petroleum Corp.,
6.25%, 11/1/12	770	730,538

Paper & Forest Products — 0.6%
International Paper Co.,
7.40%, 6/15/14	815	817,619

Telecommunications — 3.3%
AT&T, Inc.
5.30%, 11/15/10	1,175	1,206,522
6.40%, 5/15/38	1,000	975,001
Time Warner, Inc.,
5.88%, 11/15/16	800	769,258
Verizon New Jersey, Inc.,
5.88%, 1/17/12	1,400	1,427,115

		4,377,896

Utilities - Electrical & Electronic — 0.5%
Public Service Co. of Colorado,
4.38%, 10/1/08	650	650,329

TOTAL CORPORATE BONDS
(Cost $38,514,770)		38,001,673

FOREIGN BONDS — 4.3%
Corporate Bonds — 1.9%
Cia Brasileira de Bebida,
8.75%, 9/15/13	725	837,375
Hutchison Whampoa International,
5.45%, 11/24/10(c)	900	914,833
Royal Caribbean Cruises Ltd.,
8.75%, 2/2/11	775	800,188

		2,552,396

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Par (000)	Value
FOREIGN BONDS — Continued
Medical — 1.8%
AstraZeneca PLC,
6.45%, 9/15/37	$1,525	$1,560,998
Covidien International Finance SA,
6.00%, 10/15/17(c)	750	761,632

		2,322,630

Sovereign — 0.6%
Brazil de Republic,
9.25%, 10/22/10	725	819,250

TOTAL FOREIGN BONDS
(Cost $5,544,047)		5,694,276

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.4%
Citigroup Deutsche Bank Commercial Mortgage Trust, 2006-CD3, Class AAB,
5.61%, 10/15/48	1,725	1,734,399
Citigroup Deutsche Bank Commercial Mortgage Trust, 2007-CD4, Class ASB,
5.28%, 12/11/49	2,585	2,493,224
Commercial Mortgage Pass-Thru-Certificate, 2006-C8, Class A2B,
5.25%, 12/10/46	1,750	1,745,876
LB-UBS Commercial Mortgage Trust, 2006-C6, Class AAB,
5.34%, 9/15/39	1,250	1,224,279

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $7,345,214)		7,197,778

U.S. TREASURY OBLIGATIONS — 9.9%
U.S. Treasury Notes — 9.9%
Bonds,
4.25%, 11/15/17(b)	3,900	3,957,892
5.00%, 5/15/37(b)	4,750	4,978,223
Notes,
3.63%, 5/15/13	1,000	1,010,626
STRIPS,
0.00%, 11/15/13	4,000	3,305,176

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,292,347)		13,251,917

	Shares
MONEY MARKET FUND — 1.3%
PNC Government Money Market Fund (d)	1,722,757	1,722,757

TOTAL MONEY MARKET FUND
(Cost $1,718,153)		1,722,757

SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN (e) — 8.5%
Investment in securities lending short term investment portfolio		11,331,735

TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN
(Cost $11,331,735)		11,331,735

TOTAL INVESTMENTS IN SECURITIES — 108.7%
(Cost $145,639,958) (f)		145,235,314
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(11,659,114)

NET ASSETS — 100.0%		$133,576,200

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	A portion or all the amounts are temporarily on loan to an unaffiliated broker/dealer. (See Notes 1J and 4 in Notes to Schedules of Portfolio Investments.)
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. The Advisor, using procedures adopted by the Board of Directors, has deemed these securities to be liquid.

(d)	See Note 10 Regarding Affiliated Issuers.
(e)	See Notes 1J and 4 in Notes to Financial Statements.
(f)	Aggregate cost for Federal income tax purposes is $145,660,545. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,224,693
Excess of tax cost over value	$(1,654,528)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — 97.2%
District of Columbia — 2.8%
Washington D.C., Metropolitan Transit Authority, RB, Refunding
INS: FGIC
6.00%, 7/1/09	$600	$623,424
INS: MBIA
5.00%, 1/1/12	500	535,225
Ser B, INS: MBIA
5.00%, 7/1/10	300	315,255

		1,473,904

Maryland — 85.6%
Annapolis Refunding, GO, CPI,
5.00%, 11/1/16	440	447,599
Anne Arundel County GO
5.00%, 3/1/16	750	802,103
GO, Prerefunded 3/1/12 @ 100
5.25%, 3/1/18	1,000	1,081,970
SO, National Business Park Project, Prerefunded 7/1/10 @ 102
7.38%, 7/1/28	800	894,432
Baltimore County Economic Development, Garrison Forest School, Inc. Project, VRDB, RB, LOC: Suntrust Bank,
1.35%, 10/1/31(a)	850	850,000
Baltimore County, Catholic Health Initiatives, Ser A, RB
5.00%, 9/1/21	500	514,245
Refunding, Metropolitan District, GO
5.00%, 8/1/11	750	803,040
Refunding, Pension Funding, GO
5.13%, 8/1/12	500	506,765
Baltimore, Construction Public Improvements, GO, Ser A, INS: AMBAC
5.00%, 10/15/19	715	769,154
GO, INS: MBIA
7.00%, 10/15/10	450	496,075
Refunding, Waste Water Project, Ser A, RB, INS: FGIC
5.00%, 7/1/22	1,000	1,073,950
Waste Water Project, Ser A, RB, Prerefunded 7/1/15 @ 100, INS: MBIA
5.00%, 7/1/21	1,000	1,103,810
Charles County, GO, County Commissioners- CPI
5.00%, 3/1/12	1,000	1,072,070
5.00%, 3/1/18	1,000	1,100,310
Frederick County, GO, Refunding, Public Facilities,
5.00%, 8/1/17	1,730	1,883,832
Harford County, GO
5.00%, 7/15/20	600	639,864
Unrefunded balance,
5.00%, 12/1/14	125	127,643
Howard County, CPI, Ser B, GO,
5.00%, 2/15/14	1,000	1,096,300
Maryland Environmental Services Lease, Cecil County Landfill Project, RB
5.13%, 9/1/10	180	188,744
5.30%, 9/1/12	250	261,865
Maryland State Community Development Administration, Department of Housing & Community Development, Infrastructure Financing, Ser B, RB, INS: MBIA
5.13%, 6/1/17	325	328,562
5.15%, 6/1/22	390	394,169
Residential, Ser G, RB
3.70%, 9/1/09	1,000	1,019,110
Maryland State Economic Development Corp., Department of Transportation Headquarters, RB
5.00%, 6/1/15	450	478,112
Federation of American Societies, Ser A, RB, LOC: Suntrust Bank(a)
1.35%, 7/1/30	800	800,000
Utility Infrastructure, University of Maryland, College Park Project, RB, INS: AMBAC
5.38%, 7/1/14	490	517,136
Maryland State Health & Higher Educational Facilities Authority, RB Board of Child Care
5.38%, 7/1/32	500	507,550
Carroll Hospital Center
5.00%, 7/1/36	1,000	896,080
College of Notre Dame,
INS: MBIA
5.30%, 10/1/18	460	508,682

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Maryland — Continued
Goucher College
5.38%, 7/1/25	$500	$515,505
Johns Hopkins University, Prerefunded 7/1/09 @ 101
6.00%, 7/1/39	1,000	1,050,230
Johns Hopkins University, Refunding
5.13%, 7/1/11	600	613,032
5.25%, 7/1/16	750	765,998
5.25%, 7/1/17	500	510,625
5.63%, 7/1/17	500	506,140
5.13%, 7/1/20	500	510,455
Lifebridge Health
5.00%, 7/1/19	1,000	1,059,820
University of Maryland Medical System, Ser A
4.50%, 7/1/26	200	188,184
Western Maryland Health System, Refunding, Ser A, INS: MBIA, FHA
5.00%, 7/1/21	750	781,838
Maryland State IDA, Refunding American Center for Physics, RB,
5.25%, 12/15/14	500	531,550
Maryland State Transportation Authority, Transportation Facilities Projects, RB, INS: FSA,
5.00%, 7/1/20	1,000	1,074,660
Maryland State Water Quality, Financing Administration, Revolving Loan Funding, Ser A, RB,
5.00%, 3/1/24	1,175	1,251,375
Maryland State, State & Local Facilities Loan, Second Ser, GO,
5.00%, 8/1/16	2,000	2,152,100
Montgomery County, BAN, GO, Ser A, SPA: Dexia Credit Local(a)
1.65%, 6/1/26	1,000	1,000,000
Economic Development RB, Trinity Health Care Group
5.50%, 12/1/16	930	974,417
Revenue Authority Lease, RB, Refunding, Olney Indoor Swim Center Project, Ser C
5.25%, 10/1/12	170	170,241
New Baltimore Board of School Commissioners, School System, RB,
5.13%, 11/1/14	455	477,614
Prince Georges County, CPI, Ser A, GO, Prerefunded 10/1/13 @ 100
5.00%, 10/1/13	1,685	1,845,294
Hyattsville District Court Facilities, Ser A, IDA, RB
6.00%, 7/1/09	675	676,735
Refunding, Upper Marlboro Justice, Ser A, IDA, RB, INS: MBIA
5.00%, 6/30/17	500	526,960
5.00%, 6/30/19	710	753,658
Queen Anne’s County, Refunding, GO, INS: FGIC,
5.00%, 11/15/10	400	423,492
Saint Mary’s County, County Commissioners, St. Mary’s Hospital, GO,
5.00%, 10/1/09	880	911,627
Talbot County, Public Facilities, GO,
5.00%, 3/15/12	480	514,046
Washington County, Public Improvements, GO INS: FGIC
5.00%, 1/1/16	675	688,520
Prerefunded 1/1/10 @ 101, INS: FGIC
5.50%, 1/1/10	300	317,655
Washington Suburban Sanitary District, General Construction, GO, Prerefunded 6/1/10 @ 100
5.25%, 6/1/24	440	465,128
Refunding, General Construction, GO
5.00%, 6/1/19	680	730,986
Water Supply, GO
5.00%, 6/1/20	1,000	1,068,010
Westminster Educational Facilities, McDaniel College Inc., RB
5.00%, 11/1/21	160	159,374
5.00%, 11/1/23	240	235,692
Wicomico County, Refunding, CPI, GO, INS: FGIC,
5.00%, 2/1/15	755	763,992

		45,378,125

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Par (000)/ Shares	Value
MUNICIPAL BONDS — Continued
Puerto Rico — 8.8%
Puerto Rico Commonwealth Highway & Transportation Authority, Ser D, RB, Prerefunded 7/1/12 @ 100,
5.75%, 7/1/41	$1,350	$1,476,724
Puerto Rico Commonwealth, Public Improvements, Ser A, GO, INS: MBIA-IBC,
5.25%, 7/1/21	1,000	1,026,080
Puerto Rico Electric Power Authority, Refunding, Ser SS, RB, INS: MBIA,
5.00%, 7/1/19	1,000	1,030,590
Puerto Rico Public Buildings Authority, Ser I, RB, Prerefunded 7/1/14 @ 100,
5.50%, 7/1/21	1,000	1,106,270

		4,639,664

TOTAL MUNICIPAL BONDS
(Cost $50,871,531)		51,491,693

MONEY MARKET FUND — 1.6%
Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	831,765	831,765

TOTAL MONEY MARKET FUND
(Cost $831,765)		831,765

TOTAL INVESTMENTS IN SECURITIES — 98.8%
(Cost $51,703,296) (b)		52,323,458
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%		659,239

NET ASSETS — 100.0%		$52,982,697

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	Aggregate cost for Federal income tax purposes is $51,703,296. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$971,225
Excess of tax cost over value	$(351,063)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — 98.7%
Alaska — 1.3%
Valdez Marine Terminal, RB, VRBD, BP Pipelines, Inc., Ser B,
1.30%, 6/1/08(a)	$800	$800,000

Arizona — 4.1%
Arizona School Facilities Board Revenue, State School Improvement, RB, Prerefunded 7/1/11 @ 100,
5.50%, 7/1/12	1,395	1,510,771
University of Arizona, University Revenue, RB, Refunding System, INS: FSA,
5.25%, 6/1/09	1,050	1,084,388

		2,595,159

California — 3.4%
California State Economic Recovery, Ser A, GO,
5.00%, 7/1/11	1,000	1,067,720
California State, Variable Purpose, GO,
5.00%, 3/1/12	1,000	1,060,410

		2,128,130

Colorado — 1.7%
Regional Transportation District, Sales Tax Revenue, Ser B, RB, INS: AMBAC,
5.25%, 11/1/11	1,000	1,077,400

Florida — 6.8%
Canaveral Port Authority Revenue, Unrefunded Balance, Refunding Port Improvement, Ser B, RB, INS: FGIC,
5.70%, 6/1/13	280	280,417
Florida State Division of Bond Finance Department General Services Revenues, Environmental Protection-Preservation, Ser 2000-B, RB, INS: FSA,
5.25%, 7/1/13	1,810	1,830,616
Highlands County Florida Health Facilities Authority Revenue, Hospital-Adventist/ Sunbelt, Ser A, RB, Prerefunded 11/15/11 @ 101,
6.00%, 11/15/31	1,300	1,446,679
St. Lucie County Florida Public Improvement Revenue, 800 Mhz Radio System, Ser A, RB, ETM, INS: MBIA,
5.50%, 4/1/10	685	710,989

		4,268,701

Georgia — 1.8%
Gwinnett County School District, GO,
5.00%, 2/1/17	1,000	1,106,440

Hawaii — 2.3%
Hawaii State, Ser DE, GO, INS: MBIA,
5.00%, 10/1/12	1,340	1,442,255

Illinois — 2.6%
Chicago Park District, Limited Tax, Ser C, GO, Prerefunded 7/1/11 @ 100, INS: FGIC,
5.50%, 1/1/20	1,500	1,622,175

Kansas — 1.6%
Olathe Health Facilities Revenue, Olathe Medical Center, Ser A, RB,
4.13%, 9/1/37(a)	1,000	1,005,980

Maryland — 6.8%
Anne Arundel County, Refunding, Consolidated Water & Sewer, GO,
5.00%, 3/1/14	1,000	1,095,880
District of Columbia, Water & Sewer Authority, Public Utility Revenue, Refunding Subordinated Lien, Ser A, RB, INS: Assured Guaranty,
5.00%, 10/1/12	1,000	1,078,410
Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue, Ser A, RB,
5.00%, 3/1/14	1,000	1,093,130
Prince Georges County, Refunding Consolidated Public Improvement, GO, INS: FSA,
5.50%, 5/15/09	1,000	1,034,300

		4,301,720

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — 3.8%
Massachusetts State, Consolidated Loan, Ser E, GO, INS: AMBAC, Prerefunded 11/1/16 @ 100,
5.00%, 11/1/24	$1,000	$1,111,490
Massachusetts State, Variable Consolidated Loan, Ser A, GO, SPA: Dexia Credit Local,
1.40%, 3/1/26(a)	1,300	1,300,000

		2,411,490

Michigan — 6.2%
Detroit, Ser A, GO, INS: XLCA,
5.25%, 4/1/18	1,000	1,016,950
Michigan State Building Authority Revenue, Refunding Facilities Program, Ser 1, RB,
5.25%, 10/15/13	1,030	1,053,618
Woodhaven Brownstown School District, GO, Prerefunded 05/1/12 @ 100, INS: Q-SBLF,
5.38%, 5/1/16	1,710	1,857,368

		3,927,936

Minnesota — 1.8%
Minneapolis Health Care Systems Revenue, Allina Health System, Ser A, RB, Prerefunded 11/15/12 @ 100,
6.00%, 11/15/23	1,000	1,123,130

Missouri — 1.6%
Missouri State Health & Educational Facilities Authority Revenue, Variable, Washington University, Ser B, RB, SPA: Dexia Credit Local,
1.60%, 2/15/34(a)	1,000	1,000,000

Nevada — 1.8%
Nevada State, Refunding, Ser A, GO,
5.00%, 7/1/13	1,080	1,101,276

New Hampshire — 1.6%
New Hampshire Health & Education Facilities Authority, RB, VRDB, Dartmouth College, INS: JPMorgan Chase Bank,
1.65%, 6/1/41(a)	1,000	1,000,000

New Jersey — 2.6%
New Jersey State Transportation Trust Fund Authority, Transportation System, Ser B, RB, ETM, INS: MBIA,
6.50%, 6/15/10	1,500	1,624,275

New York — 7.3%
New York City, Ser G, GO
5.00%, 8/1/09	1,130	1,165,561
5.00%, 8/1/11	1,000	1,060,420
Tobacco Settlement Financing Corp., Asset Backed, Ser B, RB,
5.00%, 6/1/12	1,000	1,056,570
Tobacco Settlement Financing Corp., Asset-Backed, Ser A-1, RB,
5.50%, 6/1/16	1,300	1,338,987

		4,621,538

North Carolina — 3.3%
University of North Carolina Hospital Chapel Hill Revenue, Ser B, RB, SPA: Landesbank Hessen-Thueringen Girozentrale,
1.25%, 2/15/31(a)	700	700,000
University of North Carolina, University Revenue, Refunding, Ser B, RB,
5.00%, 12/1/11	1,250	1,343,450

		2,043,450

Oklahoma — 1.7%
Oklahoma State, Refunding Building, Ser A, GO, INS: FGIC,
5.00%, 7/15/12	1,020	1,096,316

Pennsylvania — 8.8%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center, Ser A, RB,
5.00%, 9/1/10	1,000	1,038,370
Pennsylvania State Higher Educational Facilities Authority RB, University of Scraton,
5.00%, 5/1/11	1,000	1,039,420

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Massachusetts — Continued
Pennsylvania State Higher Educational Facilities Authority, College & University Revenues, Marywood University Program, RB, Prerefunded 6/1/10 @ 100, INS: MBIA,
5.50%, 6/1/18	$1,430	$1,518,589
Pennsylvania State, Fourth Ser, GO,
5.00%, 7/1/14	1,800	1,968,192

		5,564,571

Rhode Island — 1.7%
Rhode Island State & Providence Plantations, Refunding Consolidated Capital Development Loan, Ser A, GO,
5.00%, 7/15/13	1,000	1,086,720

South Carolina — 5.1%
Richland County South Carolina School District No 1, Refunding, GO, INS: FSA,
5.00%, 3/1/09	1,595	1,632,036
South Carolina State Public Service Authority Revenue, Ser A, RB, INS: FSA,
5.00%, 1/1/13	1,460	1,578,085

		3,210,121

Tennessee — 3.3%
Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board of Revenue, Refunding, Vanderbilt University, Ser A, RB, INS: GO of University,
5.00%, 10/1/11	1,000	1,070,000
Shelby County, Public Improvement, Ser A, GO,
5.00%, 4/1/09	1,000	1,025,400

		2,095,400

Texas — 8.8%
Corpus Christi Texas Independent School District, Refunding, GO, INS: PSF-GTD,
5.00%, 8/15/11	740	741,539
Harris County Health Facilities Development Corp. RB, VRDB, Methodist Hospital System, Ser A-1,
1.40%, 12/1/41(a)	400	400,000
Houston Health Facilities Development Corp., Retirement Facility Revenue, Buckingham Senior Living Community, Ser A, RB, Prerefunded 2/15/14 @ 101,
7.13%, 2/15/34	1,000	1,197,340
Houston, Ser E, GO, INS: AMBAC,
5.00%, 3/1/15	1,000	1,090,590
Texas State Transportation Commission, First Tier, RB,
5.00%, 4/1/13	1,000	1,083,100
Texas Water Development Board of RB, Sub-Lien A, INS: JPMorgan Chase Bank,
1.60%, 7/15/19(a)	1,000	1,000,000

		5,512,569

Virginia — 6.9%
Northern Virginia Transportation District Commission, Commuter Rail Revenue, Refunding, Virginia Railway Express Project, RB, INS: FSA,
5.38%, 7/1/14	1,000	1,021,810
Tobacco Settlement Financing Corp. of Virginia, Asset Backed, RB, Prerefunded 6/1/15 @ 100,
5.63%, 6/1/37	1,000	1,118,290
Virginia State, Ser A, GO,
5.00%, 6/1/13	2,000	2,183,180

		4,323,280

TOTAL MUNICIPAL BONDS
(Cost $61,264,486)		62,090,032

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Shares	Value
MONEY MARKET FUND — 0.4%
Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	241,860	$241,860

TOTAL MONEY MARKET FUND
(Cost $241,860)		241,860

TOTAL INVESTMENTS IN SECURITIES — 99.1%
(Cost $61,506,346) (b)		62,331,892
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		590,449

NET ASSETS — 100.0%		$62,922,341

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	Aggregate cost for Federal income tax purposes is $61,506,846. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$888,283
Excess tax cost over value	$(63,237)
See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — 99.8%
Alabama — 1.3%
Auburn University, RB, General Fee Revenue, Ser A, INS: MBIA,
5.50%, 6/1/13	$1,000	$1,072,208

Alaska — 2.7%
Alaska State Housing Finance Corp., State Capital Project, Ser B, RB, INS: MBIA,
5.00%, 12/1/18	2,085	2,262,037

Arizona — 4.2%
Arizona Tourism & Sports Authority Tax RB, Multipurpose Stadium Facility, Ser A, INS: MBIA, Prerefunded 7/1/13 @ 100,
5.38%, 7/1/21	2,135	2,366,712
Scottsdale Arizona Municipal Property Corp., Excise Tax RB, Water & Sewer Development Project, Ser A,
5.00%, 7/1/12	1,000	1,078,150

		3,444,862

California — 15.0%
California Health Facilities Financing Authority RB, Catholic Healthcare West Refunding, Mandatory Put 7/1/14 @ 100, Ser I, VRDB,
4.95%, 7/1/26(a)	1,800	1,886,418
California State Economic Recovery, Ser A, GO,
5.00%, 7/1/11	1,250	1,334,650
California State, GO
5.00%, 12/1/15	2,000	2,155,200
5.00%, 10/1/18	3,000	3,177,780
Glendale Unified School District, Ser D, GO, INS: MBIA,
5.25%, 9/1/17	1,500	1,579,695
Golden State Tobacco Securitization Corp., Tobacco Settlement RB, Ser 2003 A1, Prerefunded 6/1/13 @ 100,
6.75%, 6/1/39	2,000	2,300,260

		12,434,003

Florida — 5.3%
Fleming Island Plantation Community Development District, Special Assessment, Ser B, Prerefunded 5/1/10 @ 101,
7.38%, 5/1/31	2,000	2,203,560
Lee County Transportation Facilities, Refunding, Ser A, RB, INS: AMBAC,
5.50%, 10/1/14	1,000	1,060,270
Miami-Dade County Educational Facilities Authority, University of Miami, Ser A, INS: AMBAC, Prerefunded 4/1/14 @ 100,
5.00%, 4/1/22	1,000	1,092,700

		4,356,530

Illinois — 4.6%
Chicago, Refunding, Ser A-2, GO, INS: AMBAC,
6.25%, 1/1/13	1,000	1,125,190
Illinois Educational Facilities Authority Student Housing RB, Educational Advancement Fund, University Center Project, Prerefunded 5/1/12 @ 101,
6.00%, 5/1/22	1,000	1,115,980
Illinois Sate, First Ser, GO, INS: FSA,
5.50%, 4/1/16	1,450	1,559,896

		3,801,066

Massachusetts — 5.4%
Massachusetts Bay Transportation Authority, General Transportation System, Ser C, GO, INS: FGIC,
5.50%, 3/1/13	3,000	3,310,890
Massachusetts State, Consolidated Loan, Ser E, GO, INS: AMBAC, Prerefunded 11/1/16 @ 100,
5.00%, 11/1/24	1,000	1,111,490

		4,422,380

Michigan — 6.5%
Detroit Sewer Disposal RB, Refunding Second Lien, Ser C, INS: MBIA,
5.00%, 7/1/12	1,000	1,072,190

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Michigan — Continued
Michigan State Building Authority RB, Refunding Facilities Program, Ser I,
5.13%, 10/15/20	$1,000	$1,023,330
Southfield Library Building Authority, Refunding, GO, INS: MBIA,
5.00%, 5/1/17	1,135	1,215,608
Warren Consolidated School District, Refunding, GO, INS: Q-SBLF,
5.25%, 5/1/17	1,930	2,067,551

		5,378,679

Missouri — 1.3%
Missouri State Highways & Transportation Commission, State Road RB, Second Lien,
5.00%, 5/1/17	1,000	1,101,050

New Jersey — 3.9%
New Jersey Economic Development Authority RB, School Facility Construction T1, INS: FSA,
5.00%, 9/1/11	3,000	3,191,520

New York — 10.3%
New York City, Ser H, GO,
5.00%, 8/1/11	1,250	1,325,525
New York State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Project, Ser B, RB
5.25%, 6/15/16	1,350	1,447,524
Unrefunded Balance, Revolving Funds, Ser A, RB
6.00%, 6/15/18	1,775	1,831,179
New York State Thruway Authority, Highway & Bridge Trust Fund, Refunding, Ser C, RB, INS: MBIA,
5.25%, 4/1/11	2,000	2,133,800
Tobacco Settlement Financing Corp., Asset-Backed, Ser A-1, RB,
5.50%, 6/1/16	1,690	1,740,683

		8,478,711

North Carolina — 3.9%
North Carolina Medical Care Commission Health Systems RB, Mission Health Combined Group,
5.00%, 10/1/22	1,000	1,036,130
Orange County, Refunding, Ser B, GO,
5.25%, 4/1/16	2,000	2,215,880

		3,252,010

Ohio — 2.8%
Ohio State Air Quality Development Authority RB, Pollution Control, Ohio Edison, Ser C, LOC: Wachovia Bank,
1.65%, 6/1/23(a)	1,000	1,000,000
Richland County Hospital Facilities Improvements RB, Medcentral Health, Ser B, Prerefunded 11/15/10 @ 101,
6.38%, 11/15/30	1,165	1,281,582

		2,281,582

Pennsylvania — 15.0%
Allegheny County Hospital Development Authority RB, University of Pittsburgh Medical Center, Ser A,
5.00%, 9/1/11	1,000	1,050,860
Allegheny County Sanitary Authority Sewer, RB, INS: MBIA,
5.75%, 12/1/13	1,150	1,234,330
Chester County, Unrefunded Balance, GO,
5.50%, 11/15/15	2,235	2,396,188
Lancaster County Hospital Authority RB, General Hospital Project, Prerefunded 9/15/13 @ 100,
5.50%, 3/15/26	1,500	1,658,640
Mifflin County Hospital Authority, RB, INS: Radian, Prerefunded 01/01/11 @ 101,
6.00%, 1/1/15	1,895	2,063,712

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

May 31, 2008

	Par (000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Pennsylvania Higher Educational Facilities Authority RB, Association of Independent Colleges & Universities, Ser-FF2, INS: Radian, 5.00%, 12/15/16	$1,425	$1,504,002
Pennsylvania State Higher Educational Facilities Authority RB, University of Scraton, 5.00%, 5/1/11	1,000	1,039,420
Philadelphia Hospitals & Higher Educational Facilities Authority Lease RB, Community College of Philadelphia, INS: AMBAC, Prerefunded 11/1/11 @ 100, 5.50%, 5/1/15	1,350	1,473,647

		12,420,799

South Carolina — 5.1%
Columbia COP, Tourism Development Fee Pledge, INS: AMBAC, 5.25%, 6/1/17	1,895	2,031,326
Lexington County Health Services District Inc. Hospital, RB, Prerefunded 05/01/14 @ 100, 5.50%, 5/1/32	2,000	2,218,520

		4,249,846

Texas — 9.8%
Austin Independent School District, Refunding, GO, INS: PSF-GTD, 5.00%, 8/1/16	2,500	2,750,975
Harris County Health Facilities Development Corp. RB, Refunding, Methodist Hospital System, Ser A-1, 1.40%, 12/1/41(a)	1,600	1,600,000
Harris County, Unrefunded Balance, GO, 5.38%, 10/1/16	1,465	1,553,281
North Texas Municipal Water District, Regional Waste Water, RB, 5.00%, 6/1/19	1,000	1,079,130

	Par (000)/ Shares
North Texas Thruway Authority RB, Refunding System, First Tier, Ser A, 6.00%, 1/1/20	$1,000	1,105,770

		8,089,156

Washington — 2.7%
Energy Northwest Washington Electric RB, Refunding Columbia Generating, Ser A, 5.50%, 7/1/15	2,000	2,242,060

TOTAL MUNICIPAL BONDS
(Cost $81,410,761)		82,478,499

MONEY MARKET FUND — 0.6%
Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund	468,355	468,355

TOTAL MONEY MARKET FUND
(Cost $468,355)		468,355

TOTAL INVESTMENTS IN SECURITIES — 100.4%
(Cost $81,879,116) (b)		82,946,854
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(299,158)

NET ASSETS — 100.0%		$82,647,696

(a)	Variable or floating rate security. Rate disclosed is as of May 31, 2008.
(b)	Aggregate cost for Federal income tax purposes is $81,879,116. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

Excess of value over tax cost	$1,247,055
Excess of tax cost over value	$(179,317)

See Accompanying Investment Abbreviations and Notes to Financial Statements.

PNC Funds, Inc.

INVESTMENT ABBREVIATIONS

ADR	American Depository Receipt
AMBAC	Insured by American Municipal Bond Insurance Corp.
CL	Class
COP	Certificate of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity
GDR	Global Depository Receipt
GTD	Guaranteed
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FNMA	Federal National Mortgage Association
FSA	Insured by Federal Security Assurance
GO	General Obligation
IDA	Industrial Development Agency
INS	Insured
LLC	Limited Liability Co.
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
PLC	Public Liability Co.
PSF-GTD	Public School Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RB	Revenue Bond
REIT	Real Estate Investment Trust
SER	Series
SP ADR	Sponsored ADR
SPA	Standby Purchase Agreement
STRIPS	Separately Traded Registered Interest and Principal Securities
TECP	Tax-Exempt Commercial Paper
TRAN	Tax Revenue Anticipation Note
VRDB	Variable Rate Demand Bond
XLCA	XL Capital Assurance

PNC Funds, Inc.

Statements of Assets and Liabilities

May 31, 2008

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund	Growth & Income Fund		Equity Income Fund		Equity Growth Fund
ASSETS
Unaffiliated investments in securities, at cost	$765,545,307	$466,493,977	$246,723,311	$248,197,823		$53,656,897		$25,512,271
Affiliated investments in securities at cost (See Note 10 in Notes to Financial Statements)	—	—	—	—		—		—
Repurchase agreements, at cost and value	89,000,000	110,000,000	—	—		—		—
Unaffiliated unrealized appreciation (depreciation) on securities	—	—	—	(14,633,313)		(5,310,013)		142,296

Total Investment in Securities *	854,545,307	576,493,977	246,723,311	233,564,510		48,346,884		25,654,567

Cash	—	—	5	—		—		—
Foreign currency, at value**	—	—	—	—		—		—
Unrealized appreciation on spot foreign currency exchange contracts	—	—	—	—		—		—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—		—		—
Interest and dividends receivable	1,849,745	868,385	1,786,269	399,320		116,075		18,632
Receivable for capital shares issued	—	—	—	1,564		—		204,000
Receivable for investments sold	—	—	—	3,266,512		675,738		210,139
Reclaims receivable	—	—	—	—		—		—
Receivable from Investment Advisor	—	—	—	—		17,610		18,546
Prepaid expenses and other assets	21,335	14,671	6,061	7,320		1,671		961

Total Assets	856,416,387	577,377,033	248,515,646	237,239,226		49,157,978		26,106,845

LIABILITIES
Cash overdraft	—	—	—	155,459	#	360,970	#	86,232
Unrealized depreciation on forward foreign currency contracts	—	—	—	—		—		—
Unrealized depreciation on spot foreign currency contracts	—	—	—	—		—		—
Distributions payable	1,400,932	931,745	376,549	—		—		—
Payable for capital shares redeemed	—	—	—	727,870		186,978		100,858
Payable for investments purchased	—	—	—	1,789,490		309,021		—
Payable for return of collateral received for securities on loan	7,281,506	103,479,498	—	60,524,633		10,809,580		3,280,961
Accrued expenses and other payables:
Investment advisory fees	139,785	73,622	13,024	84,049		—		—
Fund administration fees	92,119	52,913	27,666	18,849		4,131		2,404
Chief Compliance Officer fees	652	652	652	652		652		652
Accounting fees	22,785	14,564	9,781	5,279		1,765		1,370
Audit fees	11,688	11,688	11,688	11,688		11,688		11,688
Legal fees	5,901	5,860	5,804	5,872		5,791		5,764
Transfer agent fees	7,167	7,154	7,168	7,264		7,181		7,191
Trustees fees	371	371	371	371		371		371
Distribution and service fees	80,202	2,864	2,314	3,156		211		217
Other	60,768	26,258	17,728	13,070		10,254		6,731

Total Liabilities	9,103,876	104,607,189	472,745	63,347,702		11,708,593		3,504,439

NET ASSETS	$847,312,511	$472,769,844	$248,042,901	$173,891,524		$37,449,385		$22,602,406

*	Includes value of securities on loan of $7,008,604; $101,228,600; $59,294,353; $10,575,891; $3,222,075; $43,077,266; $50,698,622; $51,142,148; $12,144,405 and $11,096,720 for Prime Money Market Fund, Government Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund and Total Return Bond Fund, respectively.
**	Foreign currency held at cost for the International Equity Fund is $923,373.
#	See Note 7 for Line of Credit Information.

Amounts designated as “-” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

May 31, 2008

Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
$139,178,144	$442,821,110	$123,996,194	$114,818,472	$143,926,409	$51,703,296	$61,506,346	$81,879,116

—	—	—	1,919,963	1,718,153	—	—	—
—	9,856,000	—	—	—	—	—	—

19,104,567	129,537,765	51,634,554	381,710	(409,248)	620,162	825,546	1,067,738

158,282,711	582,214,875	175,630,748	117,120,145	145,235,314	52,323,458	62,331,892	82,946,854

9,206	324,629	—	—	145	7	12	—
—	927,620	—	—	—	—	—	—

—	8,108	—	—	—	—	—	—

—	66,198	—	—	—	—	—	—
99,128	2,629,203	182,197	985,449	971,338	837,467	788,650	1,067,130
—	—	65,916	101,477	204,473	—	50,857	—
546,947	13,052,156	1,283,520	—	—	—	—	—
—	226,263	—	—	—	—	—	—
—	—	—	—	—	11,098	1,754	328
4,136	16,880	3,974	2,437	3,368	1,080	1,146	1,686

158,942,128	599,465,932	177,166,355	118,209,508	146,414,638	53,173,110	63,174,311	84,015,998

—	—	43,822	—	—	—	—	14

—	226,118	—	—	—	—	—	—

—	33,503	—	—	—	—	—	—
—	—	—	327,388	519,692	140,908	149,064	223,608
970,220	1,436,835	659,450	103,693	88,978	—	50,000	—
858,180	1,562,856	1,213,077	—	813,402	—	—	1,090,365

44,481,333	52,052,091	52,823,583	12,627,924	11,331,735	—	—	—

147,501	770,828	70,142	10,912	21,954	—	—	—
11,955	58,931	13,283	11,145	14,344	5,615	6,632	8,791
652	652	652	652	652	652	652	652
4,738	30,592	3,797	4,552	7,303	4,049	3,595	4,133
11,688	11,688	11,688	11,688	11,688	11,688	11,688	11,688
5,830	5,718	5,803	5,804	5,796	5,764	5,790	5,790
7,194	7,203	7,218	7,214	7,194	7,184	7,182	7,178
371	371	371	371	371	371	371	371
629	1,638	1,048	1,797	448	355	459	366
14,287	45,262	18,336	18,285	14,881	13,827	16,537	15,346

46,514,578	56,244,286	54,872,270	13,131,425	12,838,438	190,413	251,970	1,368,302

$112,427,550	$543,221,646	$122,294,085	$105,078,083	$133,576,200	$52,982,697	$62,922,341	$82,647,696

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

May 31, 2008

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund	Growth & Income Fund	Equity Income Fund	Equity Growth Fund
REPRESENTED BY:
Capital	$847,342,235	$472,835,889	$248,125,710	$211,742,073	$53,410,321	$43,380,946
Accumulated net investment income (loss)	3,573	—	—	—	123,982	27,338
Accumulated net realized gain (loss) from investments and foreign currency transactions	(33,297)	(66,045)	(82,809)	(23,217,236)	(10,774,905)	(20,948,174)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	—	—	—	(14,633,313)	(5,310,013)	142,296

NET ASSETS	$847,312,511	$472,769,844	$248,042,901	$173,891,524	$37,449,385	$22,602,406

NET ASSETS
Institutional Shares	$663,953,364	$465,261,769	$241,646,303	$167,588,935	$36,990,522	$22,098,719
Class A Shares	183,196,231	7,506,933	6,394,894	5,218,856	425,152	489,835
Class C Shares	162,916	1,142	1,704	1,083,733	33,711	13,852

Total	$847,312,511	$472,769,844	$248,042,901	$173,891,524	$37,449,385	$22,602,406

SHARES OUTSTANDING (par value of $0.001 per share) (30 billion shares authorized by PNC Funds, Inc.)
Institutional Shares	664,041,061	465,453,518	241,741,334	11,812,993	10,872,123	2,725,064
Class A Shares	183,202,136	7,506,947	6,398,221	370,302	125,295	61,562
Class C Shares	162,923	1,142	1,705	78,609	9,907	1,783

Total	847,406,120	472,961,607	248,141,260	12,261,904	11,007,325	2,788,409

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
Institutional Shares	$1.00	$1.00	$1.00	$14.19	$3.40	$8.11
Class A Shares	$1.00	$1.00	$1.00	$14.09	$3.39	$7.96
Class C Shares(a)	$1.00	$1.00	$1.00	$13.79	$3.40	$7.77
Maximum offering price per share (100% less maximum sales charge) multiplied by net asset value, adjusted to nearest cent, Class A Shares	N/A	N/A	N/A	$14.79	$3.56	$8.36

Maximum Sales Charge—Class A Shares	N/A	N/A	N/A	4.75%	4.75%	4.75%

(a)	For Class C Shares, the redemption price per share does not reflect a 1.00% contingent deferred sales charge for shares held less than one year.

Amounts designated as “-” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Assets and Liabilities

May 31, 2008

Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
$91,156,728	$375,139,760	$59,500,494	$107,125,185	$135,790,139	$52,902,475	$63,729,059	$81,331,637
—	3,393,972	1,349,372	(329)	(165,586)	(26)	—	—

2,166,255	35,382,006	9,809,665	(2,428,483)	(1,639,105)	(539,914)	(1,632,264)	248,321

19,104,567	129,305,908	51,634,554	381,710	(409,248)	620,162	825,546	1,067,738

$112,427,550	$543,221,646	$122,294,085	$105,078,083	$133,576,200	$52,982,697	$62,922,341	$82,647,696

$111,126,766	$539,708,025	$120,270,242	$101,449,981	$132,698,433	$52,260,613	$61,947,489	$81,890,980
1,105,277	3,202,761	1,611,524	3,075,643	712,976	604,492	863,793	648,777
195,507	310,860	412,319	552,459	164,791	117,592	111,059	107,939

$112,427,550	$543,221,646	$122,294,085	$105,078,083	$133,576,200	$52,982,697	$62,922,341	$82,647,696

11,858,238	32,166,015	7,634,957	9,872,596	13,814,442	4,828,752	6,153,994	8,601,278
122,111	193,959	103,068	299,412	74,197	55,862	85,770	67,972
22,436	19,227	26,474	53,814	17,155	10,863	11,034	11,330

12,002,785	32,379,201	7,764,499	10,225,822	13,905,794	4,895,477	6,250,798	8,680,580

$9.37	$16.78	$15.75	$10.28	$9.61	$10.82	$10.07	$9.52
$9.05	$16.51	$15.64	$10.27	$9.61	$10.82	$10.07	$9.54
$8.71	$16.17	$15.57	$10.27	$9.61	$10.83	$10.07	$9.53

$9.50	$17.33	$16.42	$10.73	$10.04	$11.30	$10.52	$9.96

4.75%	4.75%	4.75%	4.25%	4.25%	4.25%	4.25%	4.25%

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2008

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund	Growth & Income Fund	Equity Income Fund	Equity Growth Fund
INVESTMENT INCOME:
Interest from unaffiliated issuers	$38,185,182	$22,961,540	$8,229,708	$54,291	$12,840	$9,207
Dividends from unaffiliated issuers(a)	3,394,214	1,960,945	46,373	4,849,687	1,563,287	283,901
Dividends from affiliated issuers (Note 10)	—	—	—	118	—	7
Income from securities loaned	104,407	268,825	—	323,311	61,743	27,360

TOTAL INVESTMENT INCOME	41,683,803	25,191,310	8,276,081	5,227,407	1,637,870	320,475

EXPENSES:
Investment advisory fees	2,316,327	1,502,703	674,794	1,846,689	410,605	225,571
Administration fees	1,158,173	751,359	337,400	384,730	85,543	46,994
Accounting agent fees	201,955	135,556	66,310	70,343	17,796	12,792
Distribution and service fees:
Class A Shares	943,132	13,974	22,468	33,122	3,232	2,610
Class C Shares	2,575	6	9	13,015	406	176
Directors fees	19,863	19,631	19,667	19,316	18,532	18,816
Chief Compliance Officer fees	7,241	7,241	7,241	7,241	7,241	7,241
Custodian fees	23,957	15,266	6,847	6,074	1,976	752
Transfer agent fees	31,832	24,426	23,356	46,550	24,448	26,111
Audit fees	18,507	18,455	18,455	18,455	30,646	18,456
Legal fees	11,297	24,506	38,288	21,654	37,270	40,826
Registration fees	68,888	14,690	13,313	25,364	14,883	10,520
Printing costs	68,024	39,712	21,850	23,593	10,694	9,978
Interest expense (Note 7)	—	—	229	13,227	5,373	2,480
Other	59,011	57,444	29,092	24,608	17,598	15,285

TOTAL EXPENSES	4,930,782	2,624,969	1,279,319	2,553,981	686,243	438,608

Fees waived by Investment Advisor	(276,670)	(204,544)	(176,019)	(127,826)	(153,403)	(145,079)
Custody credit (Note 8)	(9,710)	(6,231)	(2,835)	(3,204)	(711)	(392)
Distribution and service fees waived - Class C Shares	(1,285)	(2)	(2)	—	—	—

NET EXPENSES	4,643,117	2,414,192	1,100,463	2,422,951	532,129	293,137

NET INVESTMENT INCOME (LOSS)	37,040,686	22,777,118	7,175,618	2,804,456	1,105,741	27,338

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investments	(33,297)	(65,517)	(19,846)	7,713,725	(5,416,767)	2,075,545
Securities transferred on Redemption
-In-Kind Transactions (Note 11)	—	—	—	45,106,087	8,285,200	5,987,179
Foreign currency transactions	—	—	—	—	—	—

	(33,297)	(65,517)	(19,846)	52,819,812	2,868,433	8,062,724

Change in net unrealized appreciation (depreciation):
Investments	—	—	—	(103,199,260)	(23,717,788)	(9,588,033)
Translation of assets and liabilities in foreign currencies	—	—	—	—	—	—

	—	—	—	(103,199,260)	(23,717,788)	(9,588,033)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(33,297)	(65,517)	(19,846)	(50,379,448)	(20,849,355)	(1,525,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,007,389	$22,711,601	$7,155,772	$(47,574,992)	$(19,743,614)	$(1,497,971)

(a)

Net of withholding taxes of $39,449, $1,335, $5,040, $1,623,275 and $6,296 for Growth & Income Fund, Equity Income Fund, Equity Growth Fund, International Equity Fund and Diversified Real Estate Fund, respectively.

Amounts designated as “-” are either $0 or round to $0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Operations

For the Year Ended May 31, 2008

Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
$165,515	$539,843	$—	$5,533,438	$7,803,339	$2,083,473	$2,160,282	$3,265,484
1,234,183	22,530,398	5,134,935	39,162	53,301	13,558	9,278	7,739
—	—	—	9,054	8,313	—	—	—
424,334	616,365	258,940	60,030	51,628	—	—	—

1,824,032	23,686,606	5,393,875	5,641,684	7,916,581	2,097,031	2,169,560	3,273,223

2,212,667	8,554,301	1,307,699	398,464	511,596	252,909	295,081	405,208
212,759	876,442	204,330	142,310	182,715	63,228	73,771	101,303
46,630	195,324	38,826	35,864	57,968	20,739	19,188	25,216

7,297	19,393	10,088	16,862	4,195	3,981	4,526	3,472
2,349	3,579	4,618	6,016	1,965	1,160	1,094	1,065
18,816	18,816	18,816	18,816	18,816	18,816	18,816	18,816
7,241	7,241	7,241	7,241	7,241	7,241	7,241	7,241
5,820	494,792	4,307	2,858	3,668	1,090	1,572	2,004
31,961	38,513	35,947	32,737	26,460	23,657	21,856	22,564
18,455	18,103	18,455	18,455	18,455	18,455	18,455	18,455
30,130	52,039	33,173	33,282	35,362	36,672	36,287	36,224
14,335	18,097	15,971	20,907	19,480	15,087	10,673	13,970
14,935	45,225	15,616	11,754	15,206	9,140	9,032	10,340
10,833	9,129	23,048	—	—	167	—	—
22,469	48,671	23,067	19,134	22,305	17,166	16,950	18,248

2,656,697	10,399,665	1,761,202	764,700	925,432	489,508	534,542	684,126

(482,332)	(1,176,418)	(35,057)	(142,591)	(149,737)	(217,852)	(217,963)	(252,675)
(1,773)	(268,715)	(1,703)	(1,194)	(1,533)	(531)	(619)	(849)

—	—	—	—	—	—	—	—

2,172,592	8,954,532	1,724,442	620,915	774,162	271,125	315,960	430,602

(348,560)	14,732,074	3,669,433	5,020,769	7,142,419	1,825,906	1,853,600	2,842,621

11,137,814	86,534,338	22,414,437	613,340	(180,219)	92,381	75,796	277,602
2,575,974	11,885,181	—	—	—	—	—	—
—	(6,620,619)	—	—	—	—	—	—

13,713,788	91,798,900	22,414,437	613,340	(180,219)	92,381	75,796	277,602

(41,073,933)	(111,865,839)	(59,486,552)	1,179,816	1,056,750	64,812	1,103,980	664,879
—	2,594	—	—	—	—	—	—

(41,073,933)	(111,863,245)	(59,486,552)	1,179,816	1,056,750	64,812	1,103,980	664,879

(27,360,145)	(20,064,345)	(37,072,115)	1,793,156	876,531	157,193	1,179,776	942,481

$(27,708,705)	$(5,332,271)	$(33,402,682)	$6,813,925	$8,018,950	$1,983,099	$3,033,376	$3,785,102

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund Year Ended May 31, 2008	Prime Money Market Fund Year Ended May 31, 2007	Government Money Market Fund Year Ended May 31, 2008	Government Money Market Fund Year Ended May 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$37,040,686	$45,491,337	$22,777,118	$20,634,013
Net realized gain (loss) from investments	(33,297)	3,604	(65,517)	1,763
Change in net unrealized appreciation (depreciation) on investments	—	—	—	—

Net increase (decrease) in net assets resulting from operations	37,007,389	45,494,941	22,711,601	20,635,776

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(30,362,361)	(38,799,637)	(22,702,341)	(20,579,090)
Class A Shares	(6,668,992)	(6,673,685)	(74,738)	(54,865)
Class C Shares	(9,333)	(18,015)	(39)	(58)
Net realized capital gains:
Institutional shares	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—

Total dividends and distributions to shareholders	(37,040,686)	(45,491,337)	(22,777,118)	(20,634,013)

Capital share transactions:
Proceeds from shares sold
Institutional shares	1,346,799,544	1,109,736,102	1,859,977,873	991,061,752
Class A Shares	224,896,866	187,519,919	8,770,729	2,058,835
Class C Shares	85,337	33,666	—	—
Cost of shares redeemed
Institutional Shares	(1,541,082,599)	(1,024,311,092)	(1,885,171,928)	(889,308,399)
Class A Shares	(217,449,888)	(153,490,254)	(2,575,567)	(1,928,777)
Class C Shares	(209,412)	(442,896)	—	(2,102)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	1,926,987	1,802,548	1,003,889	371,287
Class A Shares	7,211,683	6,670,928	69,644	54,751
Class C Shares	9,258	17,952	40	57

Increase (Decrease) in net assets derived from capital share transactions	(177,812,224)	127,536,873	(17,925,320)	102,307,404

TOTAL INCREASE (DECREASE) IN NET ASSETS	(177,845,521)	127,540,477	(17,990,837)	102,309,167
NET ASSETS:
Beginning of year	1,025,158,032	897,617,555	490,760,681	388,451,514

End of year	$847,312,511	$1,025,158,032	$472,769,844	$490,760,681

Accumulated Net Investment Income	$3,573	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,346,799,544	1,109,736,102	1,859,977,873	991,061,752
Class A Shares	224,896,866	187,519,919	8,770,729	2,058,835
Class C Shares	85,337	33,666	—	—
Shares redeemed
Institutional Shares	(1,541,082,599)	(1,024,311,092)	(1,885,171,928)	(889,308,399)
Class A Shares	(217,449,888)	(153,490,254)	(2,575,567)	(1,928,777)
Class C Shares	(209,412)	(442,896)	—	(2,102)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	1,926,987	1,802,548	1,003,889	371,287
Class A Shares	7,211,683	6,670,928	69,644	54,751
Class C Shares	9,258	17,952	40	57

Net Increase (Decrease) in Shares
Institutional Shares	(192,356,088)	87,227,558	(24,190,166)	102,124,640
Class A Shares	14,658,661	40,700,593	6,264,806	184,809
Class C Shares	(114,817)	(391,278)	40	(2,045)

Total Net Change in Shares	(177,812,244)	127,536,873	(17,925,320)	102,307,404

#	Includes amounts related to in-kind redemptions (See Note 11 in Notes to Financial Statements).

Amounts designated as “-” are either $0/0 or round to $0/0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

Tax-Exempt Money Market Fund Year Ended May 31, 2008	Tax-Exempt Money Market Fund Year Ended May 31, 2007	Growth & Income Fund Year Ended May 31, 2008	Growth & Income Fund Year Ended May 31, 2007	Equity Income Fund Year Ended May 31, 2008	Equity Income Fund Year Ended May 31, 2007	Equity Growth Fund Year Ended May 31, 2008	Equity Growth Fund Year Ended May 31, 2007
$7,175,618	$7,493,000	$2,804,456	$3,360,871	$1,105,741	$2,285,697	$27,338	$54,375
(19,846)	—	52,819,812 #	46,754,101	2,868,433 #	11,370,722	8,062,724 #	2,699,720
—	—	(103,199,260)	38,705,246	(23,717,788)	6,460,678	(9,588,033)	7,114,453

7,155,772	7,493,000	(47,574,992)	88,820,218	(19,743,614)	20,117,097	(1,497,971)	9,868,548

(7,079,359)	(7,283,888)	(3,208,150)	(3,296,537)	(1,242,927)	(2,318,561)	(7,584)	(88,391)
(96,220)	(132,163)	(41,050)	(20,258)	(8,638)	(18,892)	—	(13)
(39)	(45)	(3,465)	—	(368)	(608)	—	—
—	—	(47,398,298)	(67,147,264)	(10,392,565)	(13,142,394)	—	—
—	—	(1,007,975)	(1,356,442)	(92,007)	(139,079)	—	—
—	—	(208,042)	(288,529)	(6,131)	(5,908)	—	—

(7,175,618)	(7,416,096)	(51,866,980)	(72,109,030)	(11,742,636)	(15,625,442)	(7,584)	(88,404)

327,706,793	321,490,091	22,346,037	43,099,287	8,873,512	17,451,497	3,373,940	12,615,651
13,242,118	22,226,410	647,964	1,695,581	1,824	301,790	10,902	902,451
—	—	27,037	111,863	7,425	—	—	7,777

(326,473,028)	(295,360,502)	(251,821,593)#	(116,466,381)	(49,535,606)#	(24,997,171)	(31,891,393)#	(12,651,724)
(11,229,597)	(22,834,326)	(2,706,385)	(3,222,397)	(332,590)	(363,227)	(46,324)	(837,932)
(10)	(10)	(229,994)	(2,300,345)	(7,762)	—	(7,747)	(4,297)

294,513	9,538	32,138,407	64,779,643	8,084,701	12,962,261	952	29,342
86,512	132,052	866,910	1,010,866	49,977	62,641	—	8
39	45	206,050	278,136	6,499	6,516	—	—

3,627,340	25,663,298	(198,525,567)	(11,013,747)	(32,852,020)	5,424,307	(28,559,670)	61,276

3,607,494	25,740,202	(297,967,539)	5,697,441	(64,338,270)	9,915,962	(30,065,225)	9,841,420

244,435,407	218,695,205	471,859,063	466,161,622	101,787,655	91,871,693	52,667,631	42,826,211

$248,042,901	$244,435,407	$173,891,524	$471,859,063	$37,449,385	$101,787,655	$22,602,406	$52,667,631

$—	$—	$—	$811,740	$123,982	$280,809	$27,338	$7,584

327,706,793	321,490,091	1,400,617	2,307,202	2,063,317	3,440,185	405,265	1,692,895
13,242,118	22,226,410	34,886	89,574	454	59,757	1,316	119,790
—	—	1,660	6,095	1,545	—	—	1,010

(326,473,028)	(295,360,502)	(15,074,940)#	(5,997,024)	(12,404,427)#	(4,783,863)	(3,820,875)#	(1,667,564)
(11,229,597)	(22,834,326)	(160,920)	(166,780)	(79,930)	(70,452)	(6,148)	(106,330)
(10)	(10)	(15,830)	(121,640)	(2,133)	—	(1,032)	(548)

294,513	9,538	1,881,215	3,582,080	1,896,214	2,639,256	115	4,029
86,512	132,052	54,914	56,282	12,455	12,773	—	1
39	45	13,352	15,741	1,615	1,328	—	—

1,528,278	26,139,127	(11,793,108)	(107,742)	(8,444,896)	1,295,578	(3,415,495)	29,360
2,099,033	(475,864)	(71,120)	(20,924)	(67,021)	2,078	(4,832)	13,461
29	35	(818)	(99,804)	1,027	1,328	(1,032)	462

3,627,340	25,663,298	(11,865,046)	(228,470)	(8,510,890)	1,298,984	(3,421,359)	43,283

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund Year Ended May 31, 2008	Capital Opportunities Fund Year Ended May 31, 2007	International Equity Fund Year Ended May 31, 2008	International Equity Fund Year Ended May 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(348,560)	$(560,993)	$14,732,074	$12,393,700
Net realized gain (loss) from investments	13,713,788 #	24,372,485	91,798,900 #	59,562,994
Change in net unrealized appreciation (depreciation) on investments	(41,073,933)	6,967,351	(111,863,245)	99,091,808

Net increase (decrease) in net assets resulting from operations	(27,708,705)	30,778,843	(5,332,271)	171,048,502

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	—	—	(5,273,305)	(3,149,831)
Class A Shares	—	—	(17,752)	(5,339)
Class C Shares	—	—	(1,147)	—
Net realized capital gains:
Institutional Shares	(27,841,506)	(12,535,898)	(93,987,907)	(45,579,141)
Class A Shares	(229,514)	(113,563)	(495,455)	(298,320)
Class C Shares	(38,559)	(24,424)	(46,728)	(33,688)

Total dividends and distributions to shareholders	(28,109,579)	(12,673,885)	(99,822,294)	(49,066,319)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	7,419,157	19,399,049	31,910,089	73,460,952
Class A Shares	47,979	583,468	312,119	1,569,195
Class C Shares	3,759	27,991	5,018	24,050
Cost of shares redeemed
Institutional Shares	(84,769,740)#	(54,785,959)	(261,258,536)#	(121,245,343)
Class A Shares	(602,332)	(810,621)	(1,708,970)	(1,669,882)
Class C Shares	(42,145)	(595,872)	(88,383)	(842,196)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	19,251,265	10,923,906	47,859,727	40,704,281
Class A Shares	178,501	82,600	317,082	171,610
Class C Shares	38,001	24,168	47,555	33,541

Increase (Decrease) in net assets derived from capital share transactions	(58,475,555)	(25,151,270)	(182,604,299)	(7,793,792)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(114,293,839)	(7,046,312)	(287,758,864)	114,188,391
NET ASSETS:
Beginning of year	226,721,389	233,767,701	830,980,510	716,792,119

End of year	$112,427,550	$226,721,389	$543,221,646	$830,980,510

Accumulated Net Investment Income (Loss)	$—	$—	$3,392,811	$508,147

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	696,959	1,718,480	1,770,223	4,230,256
Class A Shares	4,416	52,021	18,109	91,169
Class C Shares	322	2,542	267	1,409
Shares redeemed
Institutional Shares	(8,677,610)#	(4,734,471)	(15,252,768)#	(7,016,768)
Class A Shares	(60,445)	(72,042)	(99,016)	(95,530)
Class C Shares	(4,878)	(55,541)	(5,279)	(50,476)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	1,791,002	957,398	2,598,807	2,347,553
Class A Shares	17,708	7,408	18,048	10,012
Class C Shares	3,902	2,223	2,757	1,979

Net Increase (Decrease) in Shares
Institutional Shares	(6,189,649)	(2,058,593)	(10,883,738)	(438,959)
Class A Shares	(38,321)	(12,613)	(62,859)	5,651
Class C Shares	(654)	(50,776)	(2,255)	(47,088)

Total Net Change in Shares	(6,228,624)	(2,121,982)	(10,948,852)	(480,396)

#	Includes amounts related to in-kind redemptions (See Note 11 in Notes to Financials Statements).

Amounts designated as “-” are either $0/0 or round to $0/0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

Diversified Real Estate Fund Year Ended May 31, 2008	Diversified Real Estate Fund Year Ended May 31, 2007	Limited Maturity Bond Fund Year Ended May 31, 2008	Limited Maturity Bond Fund Year Ended May 31, 2007	Total Return Bond Fund Year Ended May 31, 2008	Total Return Bond Fund Year Ended May 31, 2007	Maryland Tax-Exempt Bond Fund Year Ended May 31, 2008	Maryland Tax-Exempt Bond Fund Year Ended May 31, 2007
$3,669,433	$2,022,613	$5,020,769	$5,360,384	$7,142,419	$7,103,382	$1,825,906	$1,847,322
22,414,437	23,482,219	613,340	(622,063)	(180,219)	(263,406)	92,381	148,168

(59,486,552)	31,404,644	1,179,816	1,692,859	1,056,750	2,232,215	64,812	(81,898)

(33,402,682)	56,909,476	6,813,925	6,431,180	8,018,950	9,072,191	1,983,099	1,913,592

(3,329,585)	(4,213,584)	(4,872,164)	(5,196,514)	(7,154,486)	(7,148,738)	(1,797,915)	(1,812,135)
(33,654)	(45,128)	(132,659)	(137,175)	(37,180)	(45,740)	(24,975)	(31,687)
(5,889)	(6,950)	(20,674)	(24,188)	(7,721)	(12,511)	(3,042)	(3,500)

(22,025,539)	(12,332,978)	—	—	—	—	—	—
(265,917)	(181,973)	—	—	—	—	—	—
(62,370)	(34,129)	—	—	—	—	—	—

(25,722,954)	(16,814,742)	(5,025,497)	(5,357,877)	(7,199,387)	(7,206,989)	(1,825,932)	(1,847,322)

9,935,062	19,746,487	17,573,172	18,336,230	18,528,060	22,100,946	10,851,120	7,730,987
68,073	688,445	112,265	389,497	80,550	462,561	86,578	84,148
15,709	28,093	63,305	46,882	10,199	31,228	—	—

(58,823,841)	(49,120,133)	(39,952,162)	(25,572,371)	(34,922,066)	(26,003,426)	(7,660,247)	(10,530,422)
(1,102,831)	(1,337,992)	(801,691)	(761,985)	(284,504)	(717,782)	(432,067)	(182,600)
(94,428)	(643,971)	(138,093)	(407,903)	(54,968)	(397,969)	—	(42,930)

4,957,210	11,687,138	888,003	1,813,732	770,496	1,606,436	175,193	149,980
237,834	175,561	123,536	128,294	24,714	33,013	18,403	22,933
68,144	40,933	18,346	21,785	6,683	11,217	3,042	3,033

(44,739,068)	(18,735,439)	(22,113,319)	(6,005,839)	(15,840,836)	(2,873,776)	3,042,022	(2,764,871)

(103,864,704)	21,359,295	(20,324,891)	(4,932,536)	(15,021,273)	(1,008,574)	3,199,189	(2,698,601)

226,158,789	204,799,494	125,402,974	130,335,510	148,597,473	149,606,047	49,783,508	52,482,109

$122,294,085	$226,158,789	$105,078,083	$125,402,974	$133,576,200	$148,597,473	$52,982,697	$49,783,508

$1,349,372	$(513,481)	$(329)	$(354)	$(165,586)	$(150,895)	$(26)	$—

574,871	961,559	1,705,044	1,809,698	1,927,583	2,297,915	1,001,398	711,231
4,029	33,181	11,030	38,472	8,392	48,093	8,035	7,755
855	1,333	6,158	4,634	1,073	3,260	—	—

(3,637,877)	(2,344,087)	(3,898,430)	(2,521,646)	(3,611,658)	(2,708,000)	(709,453)	(970,604)
(63,731)	(64,238)	(78,364)	(75,096)	(29,299)	(74,425)	(39,920)	(16,780)
(5,920)	(32,089)	(13,350)	(40,257)	(5,627)	(41,590)	—	(3,922)

279,443	554,002	87,233	178,860	80,520	166,939	16,230	13,813
15,089	8,430	12,032	12,658	2,556	3,432	1,705	2,113
4,367	1,971	1,788	2,152	691	1,169	283	279

(2,783,563)	(828,526)	(2,106,153)	(533,088)	(1,603,555)	(243,146)	308,175	(245,560)
(44,613)	(22,627)	(55,302)	(23,966)	(18,351)	(22,900)	(30,180)	(6,912)
(698)	(28,785)	(5,404)	(33,471)	(3,863)	(37,161)	283	(3,643)

(2,828,874)	(879,938)	(2,166,859)	(590,525)	(1,625,769)	(303,207)	278,278	(256,115)

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Limited Maturity Bond Fund Year Ended May 31, 2008	Tax-Exempt Limited Maturity Bond Fund Year Ended May 31, 2007	National Tax-Exempt Bond Fund Year Ended May 31, 2008	National Tax-Exempt Bond Fund Year Ended May 31, 2007
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,853,600	$2,163,331	$2,842,621	$3,272,221
Net realized gain (loss) from investments	75,796	(237,971)	277,602	678,742
Change in net unrealized appreciation (depreciation) on investments	1,103,980	319,719	664,879	(667,598)

Net increase in net assets resulting from operations	3,033,376	2,245,079	3,785,102	3,283,365

Dividends and distributions to shareholders from:
Net investment income:
Institutional Shares	(1,827,195)	(2,139,723)	(2,818,976)	(3,244,760)
Class A Shares	(24,047)	(21,468)	(20,968)	(24,228)
Class C Shares	(2,358)	(2,140)	(2,677)	(3,233)
Net realized capital gains:
Institutional Shares	—	—	(441,942)	(50,876)
Class A Shares	—	—	(3,829)	(428)
Class C Shares	—	—	(591)	(59)

Total dividends and distributions to shareholders	(1,853,600)	(2,163,331)	(3,288,983)	(3,323,584)

Capital share transactions:
Proceeds from shares sold
Institutional Shares	11,580,062	1,148,615	10,300,142	3,661,347
Class A Shares	53,970	590,896	287	404,614
Cost of shares redeemed
Institutional Shares	(9,937,272)	(25,399,786)	(10,357,938)	(20,260,267)
Class A Shares	(159,165)	(321,613)	(185,260)	(360,540)
Class C Shares	—	—	(1,034)	(48,955)
Value of shares issued in reinvestment of dividends and distributions
Institutional Shares	99,059	17,051	139,832	58,643
Class A Shares	18,206	14,574	9,226	11,316
Class C Shares	1,833	1,850	3,266	2,769

Increase (Decrease) in net assets derived from capital share transactions	1,656,693	(23,948,413)	(91,479)	(16,531,073)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,836,469	(23,866,665)	404,640	(16,571,292)
NET ASSETS:
Beginning of year	60,085,872	83,952,537	82,243,056	98,814,348

End of year	$62,922,341	$60,085,872	$82,647,696	$82,243,056

Accumulated Net Investment Income	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Shares	1,149,967	116,032	1,079,679	383,850
Class A Shares	5,385	59,681	30	42,277
Class C Shares	—	—	—	—
Shares redeemed
Institutional Shares	(993,436)	(2,567,179)	(1,088,194)	(2,122,043)
Class A Shares	(15,910)	(32,541)	(19,566)	(37,664)
Class C Shares	—	—	(109)	(5,094)
Shares issued in reinvestment of dividends and distributions
Institutional Shares	9,957	1,723	14,708	6,111
Class A Shares	1,822	1,473	973	1,184
Class C Shares	184	187	345	290

Net Increase (Decrease) in Shares
Institutional Shares	166,488	(2,449,424)	6,193	(1,732,082)
Class A Shares	(8,703)	28,613	(18,563)	5,797
Class C Shares	184	187	236	(4,804)

Total Net Change in Shares	157,969	(2,420,624)	(12,134)	(1,731,089)

Amounts designated as “-” are either $0/0 or round to $0/0.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments		Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(d)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(d)
Prime Money Market Fund Institutional Class Shares
Year ended 05/31/08	$1.00	$0.0408	—	(a)	$0.0408	$(0.0408)	$(0.0408)	$1.00	4.16%	$663,953	0.40	%(c)	4.11%	0.43	%(c)
Year ended 05/31/07	1.00	0.0487	—		0.0487	(0.0487)	(0.0487)	1.00	4.98%	856,336	0.40	%(c)	4.86%	0.43	%(c)
Year ended 05/31/06	1.00	0.0363	—		0.0363	(0.0363)	(0.0363)	1.00	3.69%	769,106	0.40%		3.66%	0.44%
Year ended 05/31/05	1.00	0.0163	—		0.0163	(0.0163)	(0.0163)	1.00	1.64%	711,485	0.40%		1.64%	0.44%
Year ended 05/31/04	1.00	0.0070	—		0.0070	(0.0070)	(0.0070)	1.00	0.71%	701,820	0.38%		0.71%	0.45%
Class A Shares
Year ended 05/31/08	1.00	0.0358	—	(a)	0.0358	(0.0358)	(0.0358)	1.00	3.64%	183,196	0.90	%(c)	3.61%	0.93	%(c)
Year ended 05/31/07	1.00	0.0437	—		0.0437	(0.0437)	(0.0437)	1.00	4.46%	168,544	0.90	%(c)	4.38%	0.93	%(c)
Year ended 05/31/06	1.00	0.0313	—		0.0313	(0.0313)	(0.0313)	1.00	3.18%	127,843	0.90%		3.19%	0.94%
Year ended 05/31/05	1.00	0.0113	—		0.0113	(0.0113)	(0.0113)	1.00	1.14%	86,699	0.90%		1.13%	0.94%
Year ended 05/31/04	1.00	0.0050	—		0.0050	(0.0050)	(0.0050)	1.00	0.50%	82,792	0.86%		0.21%	0.95%
Class C Shares
Year ended 05/31/08	1.00	0.0358	—	(a)	0.0358	(0.0358)	(0.0358)	1.00	3.64%	163	0.90	%(c)	3.61%	1.43	%(c)
Year ended 05/31/07	1.00	0.0437	—		0.0437	(0.0437)	(0.0437)	1.00	4.46%	278	0.90	%(c)	4.36%	1.43	%(c)
Year ended 05/31/06	1.00	0.0313	—		0.0313	(0.0313)	(0.0313)	1.00	3.18%	669	0.90%		3.08%	1.44%
Year ended 05/31/05	1.00	0.0113	—		0.0113	(0.0113)	(0.0113)	1.00	1.14%	1,321	0.90%		1.27%	1.44%
Year ended 05/31/04	1.00	0.0050	—		0.0050	(0.0050)	(0.0050)	1.00	0.50%	475	0.59%		0.48%	1.45%

(a)	Amount rounds to less than $0.005 or $(0.005).
(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	The effect of any custody credit on the ratio is less than 0.01%.
(d)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments		Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(d)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(d)
Government Money Market Fund Institutional Class Shares
Year ended 05/31/08	$1.00	$0.0379	—	(a)	$0.0379	$(0.0379)	$(0.0379)	$1.00	3.85%	$465,262	0.40	%(c)	3.80%	0.44	%(c)
Year ended 05/31/07	1.00	0.0481	—		0.0481	(0.0481)	(0.0481)	1.00	4.92%	489,517	0.40	%(c)	4.82%	0.43	%(c)
Year ended 05/31/06	1.00	0.0357	—		0.0357	(0.0357)	(0.0357)	1.00	3.63%	387,391	0.40%		3.56%	0.45%
Year ended 05/31/05	1.00	0.0160	—		0.0160	(0.0160)	(0.0160)	1.00	1.61%	383,751	0.40%		1.61%	0.44%
Year ended 05/31/04	1.00	0.0068	—		0.0068	(0.0068)	(0.0068)	1.00	0.68%	373,145	0.38%		0.68%	0.44%
Class A Shares
Year ended 05/31/08	1.00	0.0329	—	(a)	0.0329	(0.0329)	(0.0329)	1.00	3.33%	7,507	0.90	%(c)	3.30%	0.94	%(c)
Year ended 05/31/07	1.00	0.0431	—		0.0431	(0.0431)	(0.0431)	1.00	4.40%	1,242	0.90	%(c)	4.32%	0.93	%(c)
Year ended 05/31/06	1.00	0.0307	—		0.0307	(0.0307)	(0.0307)	1.00	3.11%	1,057	0.90%		2.97%	0.95%
Year ended 05/31/05	1.00	0.0110	—		0.0110	(0.0110)	(0.0110)	1.00	1.11%	1,550	0.90%		0.98%	0.94%
Year ended 05/31/04	1.00	0.0047	—		0.0047	(0.0047)	(0.0047)	1.00	0.47%	2,814	0.74%		0.31%	0.94%
Class C Shares
Year ended 05/31/08	1.00	0.0350	—	(a)	0.0350	(0.0350)	(0.0350)	1.00	3.55%	1	0.90	%(c)	3.30%	1.12	%(c)
Year ended 05/31/07	1.00	0.0430	—		0.0430	(0.0430)	(0.0430)	1.00	4.38%	1	0.90	%(c)	4.28%	1.33	%(c)
Year ended 05/31/06	1.00	0.0313	—		0.0313	(0.0313)	(0.0313)	1.00	3.17%	3	0.84%		3.13%	1.31%
Year ended 05/31/05	1.00	0.0114	—		0.0114	(0.0114)	(0.0114)	1.00	1.14%	3	0.86%		1.14%	1.34%
Year ended 05/31/04	1.00	0.0050	—		0.0050	(0.0050)	(0.0050)	1.00	0.50%	3	0.47%		0.40%	1.44%

(a)	Amount rounds to less than $0.005 or $(0.005).
(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	The effect of any custody credit on the ratio is less than 0.01%.
(d)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments		Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(c)(b)
Tax-Exempt Money Market Fund Institutional Class Shares
Year ended 05/31/08	$1.00	$0.0270	—	(a)	$0.0270	$(0.0270)	$(0.0270)	$1.00	2.74%	$241,646	0.40	%(d)	2.67%	0.47	%(d)
Year ended 05/31/07	1.00	0.0314	—		0.0314	(0.0314)	(0.0314)	1.00	3.19%	240,138	0.40	%(d)	3.18%	0.44	%(d)
Year ended 05/31/06	1.00	0.0244	—		0.0244	(0.0244)	(0.0244)	1.00	2.46%	213,923	0.40%		2.38%	0.46%
Year ended 05/31/05	1.00	0.0124	—		0.0124	(0.0124)	(0.0124)	1.00	1.25%	210,168	0.40%		1.21%	0.46%
Year ended 05/31/04	1.00	0.0057	—		0.0057	(0.0057)	(0.0057)	1.00	0.58%	249,892	0.38%		0.57%	0.45%
Class A Shares
Year ended 05/31/08	1.00	0.0220	—	(a)	0.0220	(0.0220)	(0.0220)	1.00	2.23%	6,395	0.90	%(d)	2.17%	0.97	%(d)
Year ended 05/31/07	1.00	0.0264	—		0.0264	(0.0264)	(0.0264)	1.00	2.67%	4,296	0.90	%(d)	2.67%	0.94	%(d)
Year ended 05/31/06	1.00	0.0194	—		0.0194	(0.0194)	(0.0194)	1.00	1.95%	4,771	0.90%		1.90%	0.97%
Year ended 05/31/05	1.00	0.0074	—		0.0074	(0.0074)	(0.0074)	1.00	0.74%	12,305	0.90%		0.75%	0.96%
Year ended 05/31/04	1.00	0.0037	—		0.0037	(0.0037)	(0.0037)	1.00	0.37%	7,369	0.68%		0.28%	0.95%
Class C Shares
Year ended 05/31/08	1.00	0.0228	—	(a)	0.0228	(0.0228)	(0.0228)	1.00	2.30%	2	0.90	%(d)	2.17%	1.08	%(d)
Year ended 05/31/07	1.00	0.0273	—		0.0273	(0.0273)	(0.0273)	1.00	2.76%	2	0.88	%(d)	2.75%	1.32	%(d)
Year ended 05/31/06	1.00	0.0194	—		0.0194	(0.0194)	(0.0194)	1.00	1.96%	2	0.90%		1.89%	1.35%
Year ended 05/31/05	1.00	0.0077	—		0.0077	(0.0077)	(0.0077)	1.00	0.78%	2	0.90%		0.85%	1.42%
Year ended 05/31/04	1.00	0.0045	—		0.0045	(0.0045)	(0.0045)	1.00	0.45%	1	0.43%		0.45%	1.45%

(a)	Amount rounds to less than $0.005 or $(0.005).
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investments Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(d)
Growth & Income Fund Institutional Class Shares
Year ended 05/31/08	$19.56	$0.19	$(2.78)	$(2.59)	$(0.19)	$(2.59)	$(2.78)	$14.19	(14.20)%	$167,589	0.78	%(e)	0.93%	0.82	%(e)	96.94%
Year ended 05/31/07	19.14	0.14	3.64	3.78	(0.14)	(3.22)	(3.36)	19.56	21.28%	461,759	0.78	%(e)	0.75%	0.80	%(e)	57.77%
Year ended 05/31/06	18.90	0.14	1.17	1.31	(0.14)	(0.93)	(1.07)	19.14	6.86%	453,984	0.77%		0.75%	0.80%		64.68%
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—	(0.15)	18.90	6.37%	456,009	0.78%		0.88%	0.80%		32.10%
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—	(0.10)	17.91	17.55%	469,056	0.75%		0.58%	0.80%		38.63%
Class A Shares
Year ended 05/31/08	19.44	0.07	(2.73)	(2.66)	(0.10)	(2.59)	(2.69)	14.09	(14.64)%	5,219	1.28	%(e)	0.43%	1.32	%(e)	96.94%
Year ended 05/31/07	19.05	0.05	3.60	3.65	(0.04)	(3.22)	(3.26)	19.44	20.62%	8,583	1.28	%(e)	0.25%	1.30	%(e)	57.77%
Year ended 05/31/06	18.81	0.04	1.18	1.22	(0.05)	(0.93)	(0.98)	19.05	6.38%	8,806	1.27%		0.25%	1.30%		64.68%
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—	(0.09)	18.81	5.84%	6,292	1.28%		0.37%	1.30%		32.10%
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—	(0.05)	17.86	16.96%	4,448	1.25%		0.11%	1.30%		38.63%
Class C Shares
Year ended 05/31/08	19.11	(0.02)	(2.67)	(2.69)	(0.04)	(2.59)	(2.63)	13.79	(15.06)%	1,084	1.78	%(e)	(0.07)%	1.82	%(e)	96.94%
Year ended 05/31/07	18.81	(0.04)	3.56	3.52	—	(3.22)	(3.22)	19.11	20.09%	1,518	1.78	%(e)	(0.30)%	1.81	%(e)	57.77%
Year ended 05/31/06	18.63	(0.05)	1.16	1.11	— (f)	(0.93)	(0.93)	18.81	5.84%	3,371	1.77%		(0.25)%	1.80%		64.68%
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—	(0.07)	18.63	5.29%	2,862	1.77%		(0.13)%	1.80%		32.10%
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—	(0.02)	17.76	16.39%	2,267	1.75%		(0.42)%	1.80%		38.63%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The effect of any custody credit on the ratio is less than 0.01%.
(f)	Amount rounds to less than $0.005 or $(0.005).

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(d)
Equity Income Fund Institutional Class Shares
Year ended 05/31/08	$5.22	$0.08	$(1.23)	$(1.15)	$(0.08)	$(0.59)	$(0.67)	$3.40	(23.56)%	$36,991	0.78	%(e)	1.63%	1.00	%(e)	81.87%
Year ended 05/31/07	5.04	0.11	0.97	1.08	(0.12)	(0.78)	(0.90)	5.22	22.98%	100,741	0.78	%(e)	2.36%	0.87	%(e)	63.30%
Year ended 05/31/06	4.78	0.10	0.26	0.36	(0.10)	—	(0.10)	5.04	7.55%	90,877	0.77%		1.89%	0.84%		68.75%
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—	(0.09)	4.78	8.11%	97,234	0.78%		2.21%	0.86%		26.98%
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—	(0.08)	4.51	18.86%	87,814	0.75%		1.97%	0.85%		37.87%
Class A Shares
Year ended 05/31/08	5.20	0.06	(1.22)	(1.16)	(0.06)	(0.59)	(0.65)	3.39	(23.89)%	425	1.28	%(e)	1.13%	1.50	%(e)	81.87%
Year ended 05/31/07	5.03	0.09	0.96	1.05	(0.10)	(0.78)	(0.88)	5.20	22.19%	1,000	1.27	%(e)	1.84%	1.36	%(e)	63.30%
Year ended 05/31/06	4.78	0.07	0.26	0.33	(0.08)	—	(0.08)	5.03	6.93%	957	1.27%		1.43%	1.34%		68.75%
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—	(0.07)	4.78	7.87%	378	1.28%		1.73%	1.35%		26.98%
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—	(0.06)	4.50	18.06%	298	1.25%		1.55%	1.35%		37.87%
Class C Shares
Year ended 05/31/08	5.21	0.03	(1.21)	(1.18)	(0.04)	(0.59)	(0.63)	3.40	(24.20)%	34	1.78	%(e)	0.63%	2.00	%(e)	81.87%
Year ended 05/31/07	5.04	0.06	0.96	1.02	(0.07)	(0.78)	(0.85)	5.21	21.54%	46	1.78	%(e)	1.41%	1.87	%(e)	63.30%
Year ended 05/31/06	4.79	0.04	0.26	0.30	(0.05)	—	(0.05)	5.04	6.35%	38	1.77%		0.90%	1.84%		68.75%
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—	(0.05)	4.79	7.39%	36	1.77%		1.17%	1.85%		26.98%
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—	(0.05)	4.51	17.52%	57	1.75%		1.60%	1.85%		37.87%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(d)
Equity Growth Fund Institutional Class Shares
Year ended 05/31/08(e)	$8.48	$0.01	$(0.38)	$(0.37)	$— (f)	$— (f)	$8.11	(4.34)%	$22,099	0.78	%(g)	0.08%	1.16	%(g)	92.16%
Year ended 05/31/07	6.95	— (e)	1.54	1.54	(0.01)	(0.01)	8.48	22.25%	52,089	0.78	%(g)	0.12%	0.97	%(g)	72.26%
Year ended 05/31/06	6.85	0.01	0.10	0.11	(0.01)	(0.01)	6.95	1.58%	42,447	0.77%		0.13%	0.98%		72.12%
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	(0.04)	6.85	3.41%	34,688	0.78%		0.59%	1.01%		49.81%
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	(0.02)	6.66	16.89%	32,364	0.75%		0.23%	0.99%		49.41%
Class A Shares
Year ended 05/31/08(e)	8.36	(0.03)	(0.37)	(0.40)	—	—	7.96	(4.79)%	490	1.28	%(g)	(0.42)%	1.66	%(g)	92.16%
Year ended 05/31/07	6.87	(0.04)	1.53	1.49	— (f)	— (f)	8.36	21.69%	555	1.28	%(g)	(0.38)%	1.47	%(g)	72.26%
Year ended 05/31/06	6.81	(0.03)	0.09	0.06	—	—	6.87	0.88%	364	1.27%		(0.37)%	1.47%		72.12%
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	(0.02)	6.81	2.97%	270	1.28%		0.02%	1.51%		49.81%
Year ended 05/31/04	5.71	—	0.92	0.92	— (f)	— (f)	6.63	16.21%	152	1.25%		(0.25)%	1.49%		49.41%
Class C Shares
Year ended 05/31/08(e)	8.21	(0.07)	(0.37)	(0.44)	—	—	7.77	(5.36)%	14	1.78	%(g)	(0.92)%	2.16	%(g)	92.16%
Year ended 05/31/07	6.77	(0.06)	1.50	1.44	—	—	8.21	21.27%	23	1.78	%(g)	(0.88)%	1.97	%(g)	72.26%
Year ended 05/31/06	6.74	(0.07)	0.10	0.03	—	—	6.77	0.45%	16	1.77%		(0.88)%	1.98%		72.12%
Year ended 05/31/05	6.59	0.01	0.14	0.15	— (f)	— (f)	6.74	2.30%	16	1.78%		(0.38)%	2.01%		49.81%
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	(0.01)	6.59	15.93%	9	1.75%		(0.78)%	1.99%		49.41%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The net investment income per share is based on average shares outstanding for the year.
(f)	Amount rounds to less than $0.005 or $(0.005).
(g)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Distributions from Net Realized Gain On Investment	Total Distributions	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(d)
Capital Opportunities Fund Institutional Class Shares
Year ended 05/31/08	$12.44	$(0.03)	$(1.40)	$(1.43)	$(1.64)	$(1.64)	$9.37	(12.43)%	$111,127	1.28	%(e)	(0.20)%	1.56	%(e)	64.33%
Year ended 05/31/07	11.49	(0.03)	1.62	1.59	(0.64)	(0.64)	12.44	14.33%	224,503	1.28	%(e)	(0.24)%	1.54	%(e)	45.70%
Year ended 05/31/06	10.30	(0.04)	1.85	1.81	(0.62)	(0.62)	11.49	17.88%	231,002	1.27%		(0.33)%	1.51%		52.91%
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—	10.30	8.99%	190,026	1.28%		(0.39)%	1.54%		56.09%
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—	9.45	25.50%	153,815	1.25%		(0.41)%	1.56%		69.23%
Class A Shares
Year ended 05/31/08	12.13	(0.08)	(1.36)	(1.44)	(1.64)	(1.64)	9.05	(12.87)%	1,105	1.78	%(e)	(0.70)%	2.06	%(e)	64.33%
Year ended 05/31/07	11.27	(0.09)	1.59	1.50	(0.64)	(0.64)	12.13	13.80%	1,946	1.78	%(e)	(0.74)%	2.04	%(e)	45.70%
Year ended 05/31/06	10.16	(0.08)	1.81	1.73	(0.62)	(0.62)	11.27	17.32%	1,950	1.77%		(0.83)%	2.01%		52.91%
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—	10.16	8.43%	1,368	1.78%		(0.95)%	2.03%		56.09%
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—	9.37	24.77%	894	1.75%		(0.94)%	2.06%		69.23%
Class C Shares
Year ended 05/31/08	11.80	(0.13)	(1.32)	(1.45)	(1.64)	(1.64)	8.71	(13.35)%	196	2.28	%(e)	(1.20)%	2.56	%(e)	64.33%
Year ended 05/31/07	11.03	(0.25)	1.66	1.41	(0.64)	(0.64)	11.80	13.27%	272	2.28	%(e)	(1.21)%	2.54	%(e)	45.70%
Year ended 05/31/06	10.01	(0.14)	1.78	1.64	(0.62)	(0.62)	11.03	16.67%	815	2.27%		(1.33)%	2.51%		52.91%
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—	10.01	7.87%	659	2.28%		(1.38)%	2.54%		56.09%
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—	9.28	24.23%	452	2.25%		(1.40)%	2.56%		69.23%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investments Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Income Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(d)
International Equity Fund Institutional Class Shares
Year ended 05/31/08(e)	$19.18	$0.37	$(0.35)	$0.02	$(0.12)	$(2.30)	$(2.42)	$16.78	(0.21)%	$539,708	1.28	%(f)	2.11%	1.49	%(f)	48.77%
Year ended 05/31/07	16.36	0.29	3.66	3.95	(0.07)	(1.06)	(1.13)	19.18	24.94%	825,712	1.27	%(f)	1.64%	1.54	%(f)	45.91%
Year ended 05/31/06	14.07	0.27	2.65	2.92	(0.11)	(0.52)	(0.63)	16.36	21.27%	711,621	1.27%		1.79%	1.52%		56.48%
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—	(0.10)	14.07	13.96%	485,899	1.27%		0.75%	1.59%		44.61%
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—	(0.07)	12.43	27.56%	307,494	1.25%		0.66%	1.60%		91.00%
Class A Shares
Year ended 05/31/08(e)	18.95	0.28	(0.35)	(0.07)	(0.07)	(2.30)	(2.37)	16.51	(0.72)%	3,203	1.78	%(f)	1.61%	1.99	%(f)	48.77%
Year ended 05/31/07	16.21	0.20	3.62	3.82	(0.02)	(1.06)	(1.08)	18.95	24.28%	4,867	1.77	%(f)	1.10%	2.04	%(f)	45.91%
Year ended 05/31/06	13.98	0.16	2.67	2.83	(0.08)	(0.52)	(0.60)	16.21	20.62%	4,071	1.77%		1.57%	2.02%		56.48%
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—	(0.05)	13.98	13.35%	2,007	1.77%		1.00%	2.09%		44.61%
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—	(0.04)	12.38	26.99%	1,079	1.75%		0.76%	2.10%		91.00%
Class C Shares
Year ended 05/31/08(e)	18.67	0.19	(0.34)	(0.15)	(0.05)	(2.30)	(2.35)	16.17	(1.19)%	311	2.28	%(f)	1.11%	2.49	%(f)	48.77%
Year ended 05/31/07	16.04	0.21	3.48	3.69	—	(1.06)	(1.06)	18.67	23.67%	401	2.28	%(f)	0.58%	2.53	%(f)	45.91%
Year ended 05/31/06	13.87	0.11	2.62	2.73	(0.04)	(0.52)	(0.56)	16.04	20.09%	1,100	2.25%		0.74%	2.50%		56.48%
Year ended 05/31/05	12.28	0.05	1.55	1.60	(0.01)	—	(0.01)	13.87	12.92%	655	2.27%		0.32%	2.59%		44.61%
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—	(0.04)	12.28	26.39%	480	2.25%		0.45%	2.60%		91.00%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Net investment income (loss) per share is based on average shares outstanding for the period.
(f)	The effect of any custody credit on the ratio is 0.04% for year ended 05/31/08 and 0.02% for year ended 05/31/07.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investments Income	Distributions from Net Realized Gain on Investments	Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return (a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver (b)		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waive (b)(c)		Portfolio Turnover Rate(d)
Diversified Real Estate Fund Institutional Class Shares
Year ended 05/31/08(e)	$21.35	$0.39	$(3.33)	$(2.94)	$(0.36)	$(2.30)	$—	$(2.66)	$15.75	(13.17)%	$120,270	1.05	%(f)	2.26%	1.07	%(f)	32.65%
Year ended 05/31/07(e)	17.85	0.18	4.85	5.03	(0.38)	(1.15)	—	(1.53)	21.35	28.51%	222,448	1.03	%(f)	0.89%	1.03	%(f)	11.57%
Year ended 05/31/06	16.16	0.06	2.93	2.99	(0.54)	(0.76)	—	(1.30)	17.85	19.07%	200,785	1.02%		0.47%	1.02%		25.42%
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.47)	(0.47)	(0.11)	(1.05)	16.16	27.84%	192,655	1.03%		2.22%	1.03%		18.49%
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)	(0.05)	(0.64)	13.52	24.32%	161,877	1.04%		3.08%	1.04%		24.99%
Class A Shares
Year ended 05/31/08(e)	21.23	0.30	(3.31)	(3.01)	(0.28)	(2.30)	—	(2.58)	15.64	(13.54)%	1,612	1.55	%(f)	1.76%	1.57	%(f)	32.65%
Year ended 05/31/07(e)	17.75	0.09	4.82	4.91	(0.28)	(1.15)	—	(1.43)	21.23	27.88%	3,135	1.53	%(f)	0.43%	1.53	%(f)	11.57%
Year ended 05/31/06	16.07	(0.04)	2.93	2.89	(0.45)	(0.76)	—	(1.21)	17.75	18.50%	3,023	1.52%		(0.04)%	1.52%		25.42%
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.40)	(0.47)	(0.11)	(0.98)	16.07	27.14%	2,012	1.53%		1.42%	1.53%		18.49%
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)	(0.03)	(0.61)	13.46	23.82%	1,109	1.54%		1.71%	1.54%		24.99%
Class C Shares
Year ended 05/31/08(e)	21.19	0.21	(3.31)	(3.10)	(0.22)	(2.30)	—	(2.52)	15.57	(14.04)%	412	2.05	%(f)	1.26%	2.07	%(f)	32.65%
Year ended 05/31/07(e)	17.71	(0.10)	4.90	4.80	(0.17)	(1.15)	—	(1.32)	21.19	27.26%	576	2.03	%(f)	(0.51)%	2.03	%(f)	11.57%
Year ended 05/31/06	16.03	(0.12)	2.92	2.80	(0.36)	(0.76)	—	(1.12)	17.71	17.93%	991	2.02%		(0.54)%	2.02%		25.42%
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.31)	(0.47)	(0.11)	(0.89)	16.03	26.62%	860	2.03%		0.91%	2.03%		18.49%
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)	(0.04)	(0.56)	13.40	23.04%	711	2.04%		1.82%	2.04%		24.99%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit on the ratio is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Net investment income (loss) per share is based on average shares outstanding for the period.
(f)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(c)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(c)
Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/08	$10.12	$0.46	$0.16	$0.62	$(0.46)	$(0.46)	$10.28	6.18%	$101,450	0.53	%(d)	4.44%	0.65	%(d)	65.23%
Year ended 05/31/07	10.04	0.42	0.08	0.50	(0.42)	(0.42)	10.12	5.08%	121,216	0.53	%(d)	4.17%	0.61	%(d)	83.84%
Year ended 05/31/06	10.27	0.36	(0.23)	0.13	(0.36)	(0.36)	10.04	1.27%	125,605	0.52%		3.51%	0.60%		39.89%
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	(0.32)	10.27	2.74%	165,102	0.52%		3.09%	0.58%		63.24%
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	(0.29)	10.31	0.29%	171,672	0.50%		2.76%	0.59%		79.96%
Class A Shares
Year ended 05/31/08	10.12	0.40	0.15	0.55	(0.40)	(0.40)	10.27	5.54%	3,076	1.03	%(d)	3.94%	1.15	%(d)	65.23%
Year ended 05/31/07	10.04	0.37	0.08	0.45	(0.37)	(0.37)	10.12	4.55%	3,588	1.03	%(d)	3.67%	1.11	%(d)	83.84%
Year ended 05/31/06	10.26	0.31	(0.22)	0.09	(0.31)	(0.31)	10.04	0.86%	3,800	1.02%		3.06%	1.10%		39.89%
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	(0.27)	10.26	2.13%	2,681	1.03%		2.59%	1.08%		63.24%
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	(0.24)	10.31	(0.11)%	2,506	1.00%		2.27%	1.09%		79.96%
Class C Shares
Year ended 05/31/08	10.11	0.35	0.16	0.51	(0.35)	(0.35)	10.27	5.13%	552	1.53	%(d)	3.44%	1.65	%(d)	65.23%
Year ended 05/31/07	10.03	0.32	0.08	0.40	(0.32)	(0.32)	10.11	4.03%	599	1.53	%(d)	3.16%	1.61	%(d)	83.84%
Year ended 05/31/06	10.26	0.26	(0.23)	0.03	(0.26)	(0.26)	10.03	0.26%	930	1.52%		2.52%	1.60%		39.89%
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	(0.22)	10.26	1.62%	1,103	1.53%		2.10%	1.58%		63.24%
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	(0.19)	10.31	(0.52)%	1,035	1.50%		1.76%	1.59%		79.96%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(d)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investments Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(c)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(c)
Total Return Bond Fund Institutional Class Shares
Year ended 05/31/08	$9.57	$0.47	$0.05	$0.52	$(0.48)	$—	$(0.48)	$9.61	5.48%	$132,698	0.53	%(d)	4.89%	0.63	%(d)	54.02%
Year ended 05/30/07	9.45	0.45	0.13	0.58	(0.46)	—	(0.46)	9.57	6.22%	147,511	0.53	%(d)	4.72%	0.59	%(d)	66.38%
Year ended 05/31/06	9.92	0.41	(0.44)	(0.03)	(0.43)	(0.01)	(0.44)	9.45	(0.29)%	147,966	0.53%		4.27%	0.60%		55.59%
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)	(0.48)	9.92	6.87%	136,288	0.52%		3.97%	0.59%		68.56%
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)	(0.47)	9.74	0.22%	135,360	0.50%		3.54%	0.61%		159.78%
Class A Shares
Year ended 05/31/08	9.57	0.42	0.05	0.47	(0.43)	—	(0.43)	9.61	4.95%	713	1.03	%(d)	4.39%	1.13	%(d)	54.02%
Year ended 05/30/07	9.45	0.40	0.13	0.53	(0.41)	—	(0.41)	9.57	5.68%	886	1.03	%(d)	4.22%	1.09	%(d)	66.38%
Year ended 05/31/06	9.92	0.37	(0.45)	(0.08)	(0.38)	(0.01)	(0.39)	9.45	(0.79)%	1,091	1.03%		3.79%	1.10%		55.59%
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)	(0.43)	9.92	6.34%	768	1.02%		3.45%	1.09%		68.56%
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.05)	(0.42)	9.74	(0.28)%	871	1.00%		3.18%	1.11%		159.78%
Class C Shares
Year ended 05/31/08	9.57	0.37	0.05	0.42	(0.38)	—	(0.38)	9.61	4.43%	165	1.53	%(d)	3.89%	1.63	%(d)	54.02%
Year ended 05/31/07	9.44	0.33	0.16	0.49	(0.36)	—	(0.36)	9.57	5.26%	201	1.53	%(d)	3.71%	1.60	%(d)	66.38%
Year ended 05/31/06	9.92	0.31	(0.45)	(0.14)	(0.33)	(0.01)	(0.34)	9.44	(1.38)%	549	1.53%		3.23%	1.60%		55.59%
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)	(0.38)	9.92	5.81%	595	1.53%		2.98%	1.59%		68.56%
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)	(0.37)	9.74	(0.79)%	332	1.50%		2.63%	1.61%		159.78%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole with out distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver(b)		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)(c)		Portfolio Turnover Rate(d)
Maryland Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/08	$10.78	$0.39	$0.04	$0.43	$(0.39)	$(0.39)	$10.82	4.08%	$52,261	0.53	%(e)	3.62%	0.96	%(e)	38.95%
Year ended 05/31/07	10.77	0.40	0.01	0.41	(0.40)	(0.40)	10.78	3.83%	48,742	0.53	%(e)	3.68%	0.85	%(e)	8.95%
Year ended 05/31/06	11.04	0.39	(0.27)	0.12	(0.39)	(0.39)	10.77	1.12%	51,328	0.53%		3.59%	0.82%		25.31%
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	(0.37)	11.04	3.46%	56,663	0.52%		3.31%	0.81%		21.94%
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	(0.35)	11.03	0.57%	57,765	0.50%		3.16%	0.80%		22.74%
Class A Shares
Year ended 05/31/08	10.78	0.34	0.04	0.38	(0.34)	(0.34)	10.82	3.56%	604	1.03	%(e)	3.12%	1.46	%(e)	38.95%
Year ended 05/31/07	10.77	0.34	0.01	0.35	(0.34)	(0.34)	10.78	3.32%	928	1.03	%(e)	3.18%	1.35	%(e)	8.95%
Year ended 05/31/06	11.04	0.34	(0.27)	0.07	(0.34)	(0.34)	10.77	0.62%	1,001	1.03%		3.11%	1.32%		25.31%
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	(0.31)	11.04	2.94%	852	1.02%		2.81%	1.31%		21.94%
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	(0.30)	11.03	0.08%	1,258	1.00%		2.67%	1.30%		22.74%
Class C Shares
Year ended 05/31/08	10.78	0.28	0.05	0.33	(0.28)	(0.28)	10.83	3.14%	118	1.53	%(e)	2.62%	1.96	%(e)	38.95%
Year ended 05/31/07	10.77	0.29	0.01	0.30	(0.29)	(0.29)	10.78	2.80%	114	1.53	%(e)	2.67%	1.85	%(e)	8.95%
Year ended 05/31/06	11.04	0.28	(0.27)	0.01	(0.28)	(0.28)	10.77	0.12%	153	1.52%		2.59%	1.82%		25.31%
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	(0.26)	11.04	2.43%	218	1.52%		2.31%	1.81%		21.94%
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	(0.24)	11.03	(0.43)%	240	1.50%		2.19%	1.80%		22.74%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	In certain years, the effect of any interest expense as a result of using the line of credit is less than 0.01%.
(c)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
Tax-Exempt Limited Maturity Bond Fund Institutional Class Shares
Year ended 05/31/08	$9.86	$0.32	$0.21	$0.53	$(0.32)	$(0.32)	$10.07	5.41%	$61,947	0.53	%(d)	3.15%	0.90	%(d)	119.73%
Year ended 05/31/07	9.86	0.30	—	0.30	(0.30)	(0.30)	9.86	3.05%	59,047	0.53	%(d)	3.01%	0.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.25	(0.12)	0.13	(0.25)	(0.25)	9.86	1.34%	83,198	0.52%		2.53%	0.76%		62.71%
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	(0.20)	9.98	1.34%	110,381	0.52%		2.03%	0.74%		20.26%
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	(0.21)	10.05	0.08%	142,348	0.50%		2.05%	0.73%		23.36%
Class A Shares
Year ended 05/31/08	9.87	0.27	0.20	0.47	(0.27)	(0.27)	10.07	4.77%	864	1.03	%(d)	2.65%	1.40	%(d)	119.73%
Year ended 05/31/07	9.86	0.25	0.01	0.26	(0.25)	(0.25)	9.87	2.64%	932	1.03	%(d)	2.52%	1.30	%(d)	13.17%
Year ended 05/31/06	9.98	0.20	(0.12)	0.08	(0.20)	(0.20)	9.86	0.84%	650	1.03%		2.05%	1.26%		62.71%
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	(0.15)	9.98	0.84%	411	1.02%		1.53%	1.24%		20.26%
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	(0.16)	10.05	(0.42)%	496	1.00%		1.55%	1.23%		23.36%
Class C Shares
Year ended 05/31/08	9.86	0.22	0.21	0.43	(0.22)	(0.22)	10.07	4.36%	111	1.53	%(d)	2.15%	1.90	%(d)	119.73%
Year ended 05/31/07	9.86	0.20	—	0.20	(0.20)	(0.20)	9.86	2.03%	107	1.53	%(d)	2.01%	1.79	%(d)	13.17%
Year ended 05/31/06	9.98	0.15	(0.12)	0.03	(0.15)	(0.15)	9.86	0.33%	105	1.53%		1.54%	1.76%		62.71%
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	(0.10)	9.98	0.33%	106	1.53%		1.03%	1.74%		20.26%
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	(0.11)	10.05	(0.91)%	123	1.50%		1.06%	1.73%		23.36%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Throughout Each Year)

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Change in Net Asset Value Resulting from Operations	Dividends from Net Investments Income	Distributions from Net Realized Gain on Investments	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return(a)	Net Assets at End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver(b)		Portfolio Turnover Rate(c)
National Tax-Exempt Bond Fund Institutional Class Shares
Year ended 05/31/08	$9.46	$0.33	$0.11	$0.44	$(0.33)	$(0.05)	$(0.38)	$9.52	4.82%	$81,891	0.53	%(d)	3.52%	0.84	%(d)	143.09%
Year ended 05/31/07	9.48	0.34	(0.01)	0.33	(0.34)	(0.01)	(0.35)	9.46	3.49%	81,317	0.53	%(d)	3.59%	0.77	%(d)	22.17%
Year ended 05/31/06	9.72	0.34	(0.24)	0.10	(0.34)	—	(0.34)	9.48	1.03%	97,896	0.53%		3.52%	0.75%		50.88%
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—	(0.34)	9.72	3.62%	122,151	0.52%		3.45%	0.74%		16.69%
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—	(0.33)	9.71	0.13%	143,400	0.50%		3.37%	0.72%		20.38%
Class A Shares
Year ended 05/31/08	9.48	0.29	0.11	0.40	(0.29)	(0.05)	(0.34)	9.54	4.29%	649	1.03	%(d)	3.02%	1.34	%(d)	143.09%
Year ended 05/31/07	9.50	0.30	(0.01)	0.29	(0.30)	(0.01)	(0.31)	9.48	2.97%	821	1.03	%(d)	3.09%	1.27	%(d)	22.17%
Year ended 05/31/06	9.74	0.29	(0.24)	0.05	(0.29)	—	(0.29)	9.50	0.53%	767	1.03%		3.04%	1.25%		50.88%
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—	(0.29)	9.74	3.09%	276	1.02%		2.95%	1.24%		16.69%
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—	(0.28)	9.73	(0.16)%	281	1.00%		2.92%	1.22%		20.38%
Class C Shares
Year ended 05/31/08	9.47	0.24	0.11	0.35	(0.24)	(0.05)	(0.29)	9.53	3.78%	108	1.53	%(d)	2.52%	1.84	%(d)	143.09%
Year ended 05/31/07	9.48	0.25	— (e)	0.25	(0.25)	(0.01)	(0.26)	9.47	2.57%	105	1.53	%(d)	2.59%	1.77	%(d)	22.17%
Year ended 05/31/06	9.72	0.24	(0.24)	—	(0.24)	—	(0.24)	9.48	0.03%	151	1.53%		2.52%	1.75%		50.88%
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—	(0.24)	9.72	2.59%	177	1.53%		2.45%	1.74%		16.69%
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—	(0.24)	9.71	(0.96)%	172	1.50%		2.41%	1.72%		20.38%

(a)	Excludes sales charge for Class A and Class C Shares.
(b)	During the year certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The effect of any custody credit on the ratio is less than 0.01%.
(e)	Amount rounds to less than $0.005 or $(0.005).

See Accompanying Notes to Financial Statements.

PNC Funds, Inc.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

PNC Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, (the “1940 Act”), as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. Effective September 28, 2007, Mercantile Funds, Inc. changed its name to PNC Funds, Inc. The Articles of Incorporation of the Company, as amended, authorize the Board of Directors to issue up to thirty billion shares, having a par value of $0.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fourteen investment portfolios: Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, each a “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge (“CDSC”) of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under an amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange, including securities traded over-the-counter, are valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at fair value in accordance with procedures established by the Board of Directors. The Board of Directors of the Company has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations no longer represent the fair value of the foreign securities held by International Equity Fund and may require fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining such fair value prices, International Equity Fund utilizes data furnished by an independent pricing service. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

PNC Funds, Inc.

Notes to Financial Statements — Continued

1. SIGNIFICANT ACCOUNTING POLICIES — Continued

B)	Security Transactions and Investment Income: Security transactions are accounted for on the trade date of financial reporting dates. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes using the effective interest method. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general expenses of the Company are allocated among the Funds based on relative net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. Each Fund intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

D)	Repurchase Agreements: Each Fund, except Tax-Exempt Money Market Fund, Tax-Exempt Limited Maturity Bond Fund, Maryland Tax-Exempt Bond Fund, and National Tax-Exempt Bond Fund, may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value greater than or equal to 102% of the repurchase agreement.

E)	Foreign Securities: Investing in foreign securities is subject to certain risks such as currency exchange rate volatility, possible political, social, or economic instability, foreign taxation and/or differences in auditing and other financial standards. The Funds are subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. As applicable, International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

F)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

PNC Funds, Inc.

Notes to Financial Statements — Continued

1. SIGNIFICANT ACCOUNTING POLICIES — Continued

G)	Forward Foreign Currency Exchange Contracts: International Equity Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. See Note 3 for details of forward foreign currency exchange contracts outstanding as of May 31, 2008.

H)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as realized gain or loss in a Fund’s Statement of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease. There were no outstanding forward interest rate swap contracts as of May 31, 2008.

I)	Interest Rate Swap Agreements: The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in a Fund’s Statement of Operations. Net payments of interest are recorded as realized gain or loss. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. There were no outstanding interest rate swap contracts as of May 31, 2008.

J)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch (“Credit Suisse”), each Fund except Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is typically invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the loaned securities from the borrower on demand.

PNC Funds, Inc.

Notes to Financial Statements — Continued

1. SIGNIFICANT ACCOUNTING POLICIES — Continued

J)	Securities Lending — Continued: At May 31, 2008, the cash collateral received by the Money Market Funds participating in the securities lending program was pooled and invested in the securities listed below.

	Money Market Funds’ Pool
Security	Par	Value
Allstate Life Global Funding II, 2.57%*, 09/12/08	$1.470.595	$1,470,595
American General Financial Corp., 2.57%*, 09/12/08	3,676,488	3,676,488
Anglo Irish Bank Corp., 2.76%*, 09/05/08	7,352,976	7,352,977
BCP Finance Bank, 2.86%*, 09/02/08	7,352,976	7,352,977
Bear Stearns Co., Inc., 2.57%*, 08/15/08	8,088,274	8,088,274
Caixa Estalvis Catalunya, 3.04%*, 06/30/08	7,352,976	7,352,976
CAM US Finance SA, 2.70%*, 07/25/08	7,352,976	7,352,976
Commodore CDO Ltd, 2.98%, 06/12/08	1,683,984	1,683,984
Dekabank, 2.87%*, 08/19/08	5,514,732	5,514,659
Irish Life & Permanent PLC, 2.50%*, 08/20/08	2,573,542	2,573,513
Jackson National Life Fund, 2.91%*,08/29/08	3,676,488	3,676,488
Natixis, 2.53%*, 09/12/08	7,352,976	7,352,823
Northern Rock PLC, 2.79%*, 08/01/08	4,411,786	4,411,786
Premium Asset Trust 4-10, 2.57%*, 08/15/08	3,676,488	3,676,488
Lehman Brothers, Inc. Repurchase Agreement (dated 5/30/08 to be repurchased at $39,231,191 collateralized by $118,830,000 (Value $40,008,870) Sovereign Agency Security interest rate 0.00% due 1/15/30) 2.20%, 06/02/08	39,224,000	39,224,000

Total	$110,761,257	$110,761,004

*	Floating rate security. Rate disclosed is as of May 31, 2008.

CDO Collateralized Debt Obligation

PLC Public Liability Company

PNC Funds, Inc.

Notes to Financial Statements — Continued

1. SIGNIFICANT ACCOUNTING POLICIES — Continued

J)	Securities Lending — Continued:

At May 31, 2008, the cash collateral received by the Equity and Bond Funds participating in the securities lending program was pooled and invested in the securities listed below.

	Equity and Bond Funds’ Pool
Security	Par	Value
Allstate Life Global Funding II, 2.57%*, 09/12/08	$2,529,405	$2,529,405
American General Financial Corp., 2.57%*, 09/12/08	6,323,512	6,323,512
Anglo Irish Bank Corp., 2.76%*, 09/05/08	12,647,024	12,647,023
BCP Finance Bank, 2.86%*, 09/02/08	12,647,024	12,647,023
Bear Stearns Co., Inc., 2.57%*, 08/15/08	13,911,726	13,911,726
Caixa Estalvis Catalunya, 3.04%*, 06/30/08	12,647,024	12,647,024
CAM US Finance SA, 2.70%*, 07/25/08	12,647,024	12,647,024
Commodore CDO Ltd, 2.98%, 06/12/08	2,896,430	2,896,430
Dekabank, 2.87%*, 08/19/08	9,485,268	9,485,142
Irish Life & Permanent PLC, 2.50%*, 08/20/08	4,426,458	4,426,409
Jackson National Life Fund, 2.91%*,08/29/08	6,323,512	6,323,512
Atlantic East Funding LLC, 2.86%, 03/25/09 **	7,712,608	7,555,125
Natixis, 2.53%*, 09/12/08	12,647,024	12,646,759
Northern Rock PLC, 2.79%*, 08/01/08	7,588,214	7,588,214
Premium Asset Trust 4-10, 2.57%*, 08/15/08	6,323,512	6,323,512
Barclays Capital Markets Repurchase Agreement (dated 5/30/08 to be repurchased at $17,337,178 collateralized by $17,650,000 (Value ($17,680,853) U.S. Government Agency Security interest rate 5.51% due 1/23/23) 2.20%, 06/02/08	17,334,000	17,334,000
Deutsche Bank Repurchase Agreement (dated 5/30/08 to be repurchased at $100,019,167 collateralized by $100,157,000 (Value $102,000,153) U.S. Government Agency Securities, interest rates from 5.05% - 7.50% due 1/26/15 – 12/27/21) 2.30%, 06/02/08	100,000,000	100,000,000

Total	$248,089,765	$247,931,840

*	Floating rate security. Rate disclosed is as of May 31, 2008.

CDO Collateralized Debt Obligation PLC Public Liability Company

**	Atlantic East Funding LLC (“Atlantic East”), currently held in the joint cash collateral account for the Equity and Bond Funds participating in the securities lending program, was formed as a result of the restructuring on March 25, 2008 of KKR Atlantic Funding (the “Trust”), which was previously held in the joint cash collateral account for all the Funds participating in the securities lending program. Atlantic East was formed to accept collateral previously held by the Trust and to issue new notes to existing investors in the Trust. Atlantic East has an initial maturity of March 25, 2009 and each noteholder has the option to extend for an additional year at maturity or receive a pro-rata distribution of the underlying collateral. Principal and interest collections on the underlying collateral are being distributed monthly.

The Trust was collateralized with a portfolio of AAA-rated private label residential mortgage-backed securities. Investor concerns about subprime risk and conditions in the housing market led to a deterioration in the market value of the underlying collateral and, as a result, the Trust violated an over-collateralization trigger. On October 15, 2007, the Trust was restructured and extended with 50% of the holdings maturing on February 15, 2008 and March 13, 2008, respectively. KKR Financial and the Trust noteholders began negotiations in early February and entered into a series of standstill agreements to defer payment on the maturities scheduled for February 15, 2008 and March 13, 2008. On March 25, 2008, certain noteholders, including the Company, and KKR Financial agreed to a settlement and restructuring which resulted in the formation of Atlantic East.

Each of the Funds participating in securities lending own a pro-rata portion of the securities in their respective pools, the values of which are shown in the table in Note 4. Prior to March 10, 2008, the cash collateral received for the Funds was pooled and invested in one joint collateral pool. In connection with the segregation of the joint collateral pool for the Funds into a Money Market Funds’ collateral pool and an Equity and Bond Funds’ collateral pool, the Trust was liquidated from the Money Market Funds’ collateral pool at a fair value price of $0.93 per $1.00 par value resulting in a loss of $50,732 and $154,370 for Prime Money Market Fund and Government Money Market Fund, respectively.

PNC Funds, Inc.

Notes to Financial Statements — Continued

K)	In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L)	In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS”) No. 161. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds’ financial statement disclosures.

2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

PNC Capital Advisors, Inc. (“PNC Capital” or the “Advisor”), formerly known as Mercantile Capital Advisors Inc., a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as advisor, PNC Capital receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	0.25%	0.20%
Government Money Market Fund	0.25%	0.20%
Tax-Exempt Money Market Fund	0.25%	0.20%
Growth & Income Fund	0.60%	0.40%
Equity Income Fund	0.60%	0.40%
Equity Growth Fund	0.60%	0.40%
Capital Opportunities Fund	1.30%	1.20%
International Equity Fund	1.22%	0.90%
Diversified Real Estate Fund	0.80%	0.60%
Limited Maturity Bond Fund	0.35%	0.20%
Total Return Bond Fund	0.35%	0.20%
Maryland Tax-Exempt Bond Fund	0.50%	0.25%
Tax-Exempt Limited Maturity Bond Fund	0.50%	0.25%
National Tax-Exempt Bond Fund	0.50%	0.25%

PNC Funds, Inc.

Notes to Financial Statements — Continued

2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

PNC Capital pays sub-advisory fees for the following Funds to:

Sub-Adviser	Fund		Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80%	On average net assets of its managed portion up to $25 million
		0.60%	On the second $25 million
		0.50%	On the third $25 million
		0.40%	On average net assets in excess of $75 million

Artio Global Management LLC (formerly known as Julius Baer Investment Management, LLC)	International Equity Fund	0.80%	On average net assets of its managed portion up to $20 million
		0.60%	On the second $20 million
		0.50%	On the next $60 million
		0.40%	On average net assets in excess of $100 million

Delaware Management Company	Capital Opportunities Fund	0.70%	On average net assets up to $100 million
		0.60%	On the next $150 million
		0.50%	On the next $250 million
		0.45%	On average net assets in excess of
$500 million

Boyd Watterson Asset Management, LLC*	Limited Maturity Bond Fund	0.20%	On average net assets up to $140,403,000
		0.30%	On average net assets greater than $140,403,000 and up to $1 billion
		0.17%	On average net assets in excess of $1 billion

	Total Return Bond Fund	0.20%	On average net assets up to $144,344,000
		0.30%	On average net assets greater than $144,344,000 and up to $1 billion
		0.17%	On average net assets greater than $1 billion

*	The fees shall be waived proportionally subject to any management fee waivers that PNC Capital has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

For its services as Administrator, PNC Capital receives an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Fund. Effective February 11, 2008, PNC Capital pays sub-administration fees to PNC Global Investment Servicing (U.S.) Inc. (“PNC G.I.S.”), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), based on the aggregate net assets of the Funds as follows: .01% of the first $3 billion, .0075% of the next $2 billion, and .0050% of the aggregate net assets in excess of $5 billion plus out-of-pocket expenses. Prior to February 11, 2008, PNC Capital paid sub-administration fees to Citi Fund Services Ohio, Inc. (“Citi Ohio”).

Effective February 11, 2008, PNC G.I.S. receives a fee for its services as accounting and blue sky servicing agent, excluding out of pocket expenses, based on the aggregate net assets of the Funds as follows: .02% of the first $3 billion, .0175% of the next $2 billion, and .0150% of the aggregate net assets in excess of $5 billion. Prior to February 11, 2008, the Funds paid accounting and blue sky fees to Citi Ohio.

Effective February 11, 2008, PNC G.I.S. receives a fee for its services as transfer agent, based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. Prior to February 11, 2008, the Funds paid transfer agent fees to Citi Ohio.

For the period ended May 31, 2008, PNC G.I.S. earned $193,442 in aggregate fees and expenses from the Funds for services rendered under the various agreements described above.

PNC Capital, at its discretion, voluntarily waives a portion of its advisory fees for any Fund and, if necessary, reimburses any Fund’s expenses. The waivers and reimbursements may be terminated at any time at the option of PNC Capital. As set forth in each Fund’s prospectus, PNC Capital may seek reimbursement from a Fund for such waived or reimbursed amounts, subject to Board approval. For the year ended May 31, 2008, PNC Capital did not seek reimbursement from any Fund for any waived or reimbursed amounts.

PNC Funds, Inc.

Notes to Financial Statements — Continued

2. INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

Shares in each Fund are sold on a continuous basis by the Company’s distributor, PNC Fund Distributor, LLC (the “Distributor”), an indirect wholly-owned subsidiary of The Foreside Financial Group, LLC. The Distributor receives no fee from the Company for these services.

For the year ended May 31, 2008, the Distributor received $11,101 front-end sales charges from the sale of Class A Shares of the Equity and Bond Funds and received $128 in CDSC from redemptions of Class C Shares of the Equity and Bond Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations. For the year ended May 31, 2008, PNC Fund Distributor, LLC waived a portion of distribution and service fees for Class C shares of Prime Money Market Fund, Government Money Market Fund, and Tax-Exempt Money Market Fund and did not seek reimbursement.

Each Board of Director member of the Company receives from the Company an annual fee of $28,000, a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses incurred as a Director. The Chairman of the Board of Directors receives an additional annual fee of $10,000 for services in this capacity.

3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A summary of forward foreign currency contracts in International Equity Fund which were outstanding at May 31, 2008, is as follows:

Delivery Dates	Sell	Buy	Unrealized Appreciation/ (Depreciation)
06/12/2008	USD 1,209,343	AUD 1,319,918	$50,098
06/20/2008	CZK 19,046,716	USD 1,185,529	3,001
06/20/2008	EUR 1,150,800	USD 1,790,081	1,474
08/08/2008	JPY 57,655,149	USD 559,922	10,890
08/19/2008	USD 364,528	HUF 57,216,300	735

			$66,198
06/20/2008	CAD 488,089	USD 481,397	$(9,690)
06/20/2008	EUR 1,244,446	USD 1,919,558	(14,596)
08/08/2008	USD 8,365,187	JPY 874,814,513	(34,605)
08/19/2008	HUF 431,555,586	USD 2,643,898	(111,109)
08/19/2008	USD 330,833	PLN 721,150	(797)
08/19/2008	PLN 5,626,476	USD 2,543,212	(31,762)
08/21/2008	MXN 11,403,014	USD 1,086,219	(6,320)
09/02/2008	EUR 4,753,181	USD 7,341,954	(17,239)

			$(226,118)

Currency Legend
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	European Union Euro
HUF	Hungary Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Poland Zlotych
USD	U.S. Dollar

PNC Funds, Inc.

Notes to Financial Statements — Continued

4. SECURITIES LENDING

At May 31, 2008, the value of securities loaned and collateral for each Fund was as follows:

	Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$7,008,604	$7,281,506
Government Money Market Fund	101,228,600	103,479,498
Growth & Income Fund	59,294,353	60,524,633
Equity Income Fund	10,575,891	10,809,580
Equity Growth Fund	3,222,075	3,280,961
Capital Opportunities Fund	43,077,266	44,481,333
International Equity Fund	50,698,622	52,052,091
Diversified Real Estate Fund	51,142,148	52,823,583
Limited Maturity Bond Fund	12,144,405	12,627,924
Total Return Bond Fund	11,096,720	11,331,735

5. PURCHASES & SALES OF SECURITIES

For the year ended May 31, 2008, total aggregate purchases and proceeds from sales of investment securities (excluding in-kind redemptions and short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$299,326,084	$544,755,276	$—	$—
Equity Income Fund	55,962,557	98,457,844	—	—
Equity Growth Fund	34,825,862	63,288,577	—	—
Capital Opportunities Fund	107,280,495	194,395,220	—	—
International Equity Fund	333,868,262	609,842,090	—	—
Diversified Real Estate Fund	53,520,655	116,725,631	—	—
Limited Maturity Bond Fund	16,199,607	27,086,464	55,026,511	64,100,278
Total Return Bond Fund	27,295,190	30,410,201	50,071,471	62,249,760
Maryland Tax-Exempt Bond Fund	36,250,050	18,908,894	—	—
Tax-Exempt Limited Maturity Bond Fund	72,489,444	69,210,650	—	—
National Tax-Exempt Bond Fund	113,955,464	113,012,090	—	—

6. FEDERAL INCOME TAX INFORMATION

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its shareholders, which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for foreign currency transactions, paydowns, losses deferred with respect to wash sales, investments in passive foreign investment companies, gains associated with redemptions in kind, and equalization due to shareholder redemptions. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

As required, effective November 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2005 through 2008 except for Diversified Real Estate Fund, for which tax years ended December 31, 2004 through 2007 were reviewed) for purposes of implementing FIN 48 and have concluded that adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

PNC Funds, Inc.

Notes to Financial Statements — Continued

6. FEDERAL INCOME TAX INFORMATION — Continued

The tax character of dividends and distributions paid during the year ended May 31, 2008 were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$39,025,986	$—	$—	$39,025,986
Government Money Market Fund	—	23,726,790	—	—	23,726,790
Tax-Exempt Money Market Fund	7,492,007	—	—	—	7,492,007
Growth & Income Fund	—	17,544,927	45,504,150	—	63,049,077
Equity Income Fund	—	5,412,194	8,868,101	—	14,280,295
Equity Growth Fund	—	7,584	—	—	7,584
Capital Opportunities Fund	—	1,877,116	26,232,463	—	28,109,579
International Equity Fund	—	21,895,354	77,926,940	—	99,822,294
Diversified Real Estate Fund*	—	5,280,827	23,121,420	—	28,402,247
Limited Maturity Bond Fund	—	4,984,737	—	—	4,984,737
Total Return Bond Fund	—	7,155,145	—	—	7,155,145
Maryland Tax-Exempt Bond Fund	1,828,649	—	—	—	1,828,649
Tax-Exempt Limited Maturity Bond Fund	1,861,932	—	—	—	1,861,932
National Tax-Exempt Bond Fund	2,872,366	—	446,362	—	3,318,728

The tax character of dividends and distributions paid during the year ended May 31, 2007 were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total Distributions
Prime Money Market Fund	$—	$44,946,078	$—	$—	$44,946,078
Government Money Market Fund	—	20,169,431	—	—	20,169,431
Tax-Exempt Money Market Fund	7,262,634	—	—	—	7,262,634
Growth & Income Fund	—	16,978,475	55,130,555	—	72,109,030
Equity Income Fund	—	2,990,340	12,635,102	—	15,625,442
Equity Growth Fund	—	88,404	—	—	88,404
Capital Opportunities Fund	—	—	12,673,885	—	12,673,885
International Equity Fund	—	13,646,874	35,419,445	—	49,066,319
Diversified Real Estate Fund*	—	6,291,582	10,523,160	—	16,814,742
Limited Maturity Bond Fund	—	5,357,524	—	—	5,357,524
Total Return Bond Fund	—	7,185,395	—	—	7,185,395
Maryland Tax-Exempt Bond Fund	1,856,050	—	—	—	1,856,050
Tax-Exempt Limited Maturity Bond Fund	2,200,067	—	—	—	2,200,067
National Tax-Exempt Bond Fund	3,326,864	—	51,363	—	3,378,227

*	Information is for the tax year ended December 31, 2007 and 2006, respectively.

PNC Funds, Inc.

Notes to Financial Statements — Continued

Diversified Real Estate Fund has a tax year end of December 31. Therefore, the tax character of dividends and distributions paid for January 1, 2008 through May 31, 2008 will be determined at the end of its tax year.

The tax-basis components of distributable earnings at May 31, 2008 were as follows:

Fund	Over- distributed Tax-Exempt Income	Undistributed (Over- distributed) Ordinary Income	Undistributed Long-term Capital Gains	Temporary Differences	Unrealized Appreciation (Depreciation)*	Capital Loss Carryforwards	Post October Loss**	Paid-in Capital	Net Assets
Prime Money Market Fund	$—	$3,573	$—	$—	$—	$(1)	$(33,296)	$847,342,235	$847,312,511
Government Money Market Fund	—	816	—	—	—	—	(66,861)	472,835,889	472,769,844
Tax-Exempt Money Market Fund	—	—	—	—	—	(62,963)	(19,846)	248,125,710	248,042,901
Growth & Income Fund	—	—	363,541	—	(27,005,779)	—	(11,208,311)	211,742,073	173,891,524
Equity Income Fund	—	123,982	10,360	—	(9,658,356)	—	(6,436,922)	53,410,321	37,449,385
Equity Growth Fund	—	27,338	—	—	(505,796)	(18,808,879)	(1,491,203)	43,380,946	22,602,406
Capital Opportunities Fund	—	—	3,237,903	—	18,032,919	—	—	91,156,728	112,427,550
International Equity Fund	—	9,793,964	34,747,682	159,920	125,590,918	—	(2,210,598)	375,139,760	543,221,646
Diversified Real Estate Fund	—	1,349,372	9,809,665	—	51,634,554	—	—	59,500,494	122,294,085
Limited Maturity Bond Fund	—	(329)	—	—	381,710	(2,428,483)	—	107,125,185	105,078,083
Total Return Bond Fund	—	(165,586)	—	—	(429,835)	(1,618,518)	—	135,790,139	133,576,200
Maryland Tax-Exempt Bond Fund	(26)	—	—	—	620,162	(539,914)	—	52,902,475	52,982,697
Tax Exempt Limited Maturity Bond Fund	—	—	—	—	825,046	(1,631,764)	—	63,729,059	62,922,341
National Tax-Exempt Bond Fund	—	83,756	164,565	—	1,067,738	—	—	81,331,637	82,647,696

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments due to investments in passive foreign investment companies.
**	Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

PNC Funds, Inc.

Notes to Financial Statements — Continued

6. FEDERAL INCOME TAX INFORMATION — Continued

As of the latest tax year ended May 31, 2008, the Funds had capital loss carryforwards’ available to offset future realized capital gains through the indicated expiration dates:

Expiration date 5/31	2011	2012	2013	2014	2015	2016	Total
Prime Money Market Fund	$—	$—	$—	$—	$—	$(1)	$(1)
Tax-Exempt Money Market Fund	—	(62,963)	—	—	—	—	(62,963)
Equity Growth Fund	(18,054,791)	(754,088)	—	—	—	—	(18,808,879)
Limited Maturity Bond Fund	(370,874)	—	(66,571)	(804,062)	(1,186,976)	—	(2,428,483)
Total Return Bond Fund	—	—	—	—	(1,360,127)	(258,391)	(1,618,518)
Maryland Tax-Exempt Bond Fund	—	(378,494)	—	(161,420)	—	—	(539,914)
Tax-Exempt Limited Maturity Bond Fund	—	(205,382)	—	(842,395)	(583,987)	—	(1,631,764)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective funds.

During the year ended May 31, 2008, the following funds utilized capital loss carryforwards to offset capital gains realized.

Government Money Market Fund	$528
Equity Growth Fund	4,083,178
Limited Maturity Bond Fund	359,906
Maryland Tax-Exempt Bond Fund	92,381
Tax-Exempt Limited Maturity Bond Fund	76,296

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended May 31, 2008, the following funds will defer post-October capital losses to the fiscal year ended May 31, 2009:

Prime Money Market Fund	$33,296
Government Money Market Fund	66,861
Tax-Exempt Money Market Fund	19,846
Growth & Income Fund	11,208,311
Equity Income Fund	6,436,922
Equity Growth Fund	1,491,203

In addition, International Equity Fund will defer a post-October foreign currency loss to the fiscal year ended May 31, 2009 in the amount of $2,210,598.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. The results of operations and net assets were not affected by these reclassifications. For the year ended May 31, 2008, the Funds recorded the following permanent reclassifications:

Fund	Accumulated net investment income/(loss)	Accumulated net realized gain/(loss)	Paid-in- Capital	Adjustment due to
Prime Money Market Fund	$3,573	$(3,573)	$—	Distribution reclass
Tax-Exempt Money Market Fund	—	6,309	(6,309)	Expiration of capital loss carryforward
Growth & Income Fund	(363,531)	(55,924,653)	56,288,184	Distribution reclass, gain associated with redemption in kind, and equalization due to shareholder redemptions
Equity Income Fund	(10,635)	(10,812,223)	10,822,858	Distribution reclass, gain associated with redemption in kind, and equalization due to shareholder redemptions
Equity Growth Fund	—	(5,987,179)	5,987,179	Gain associated with redemption in kind

PNC Funds, Inc.

Notes to Financial Statements — Continued

6. FEDERAL INCOME TAX INFORMATION — Continued

Fund	Accumulated net investment income/(loss)	Accumulated net realized gain/(loss)	Paid-in- Capital	Adjustment due to
Capital Opportunities Fund	$348,560	$(2,755,259)	$2,406,699	Tax operating loss, distribution reclass and gain associated with redemption in kind
International Equity Fund	(6,554,045)	(5,331,136)	11,885,181	Currency reclass, PFIC adjustment, and gain associated with redemption in kind
Diversified Real Estate Fund	1,562,548	(4,341,840)	2,779,292	Distribution reclass and equalization
Limited Maturity Bond Fund	4,753	(4,753)	—	Paydown reclass
Total Return Bond Fund	42,277	(42,277)	—	Paydown reclass

7. LINE OF CREDIT

The Company has established a line of credit with the Funds’ custodian, Fifth Third Bank (“Fifth Third”). The line of credit, which is in an uncommitted aggregate amount of $40 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus 0.50% per annum. During the year ended May 31, 2008, the following Funds borrowed amounts and paid interest as noted in the table below, which is reflected as a interest expense on the Statements of Operations.

	Average Amount of Borrowings*	Interest Paid	Average Interest Rate
Tax-Exempt Money Market Fund	$2,435,155	$229	3.38%
Growth & Income Fund	1,156,155	13,227	4.14%
Equity Income Fund	488,031	5,373	3.88%
Equity Growth Fund	353,103	2,480	4.24%
Capital Opportunities Fund	962,820	10,833	4.53%
International Equity Fund	926,014	9,129	4.07%
Diversified Real Estate Fund	971,540	23,048	4.15%
Maryland Tax-Exempt Bond Fund	216,593	167	3.46%

*	Calculated using only days that an amount was outstanding.

At May 31, 2008, the following funds had outstanding borrowings against the line of credit:

Amount Outstanding
Growth & Income Fund	$155,459
Equity Income Fund	360,970

8. CUSTODY CREDIT

Fifth Third has agreed with the Company to offset the monthly aggregate invoices for domestic and international equity custody services by $25,000 per month. This credit is conditioned on the Company continuing to utilize Fifth Third for all aspects of custodial duties as outlined in the custody agreement.

PNC Funds, Inc.

Notes to Financial Statements — Continued

9. RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Advisor based on procedures established by the Board of Directors. Therefore, not all restricted securities are considered illiquid.

At May 31, 2008, Capital Opportunities Fund and International Equity Fund held restricted securities that were illiquid, representing 0.46% and 0.42% of net assets, respectively, as follows:

	Acquisition Date	Acquisition Cost	Shares	Value	% of Net Assets
Capital Opportunities Fund
Cougar Biotechnology, Inc.	12/14/2007	$551,000	19,000	$513,380	0.46%
International Equity Fund
Silvinit	05/10/2007-05/28/2008	289,685	929	854,680	0.16
Unified Energy System of Russia, GDR	11/21/2007	15,817	13	15,142	0.00
	11/21/2007	38,517	13	34,778	0.01
	11/21/2007	24,121	13	33,437	0.01
	11/21/2007	21,163	13	26,261	0.00
	11/21/2007	38,382	13	49,527	0.01
	11/21/2007	5,091	13	9,249	0.00
	11/21/2007	21,672	13	21,809	0.00
	11/21/2007	14,969	13	17,474	0.00
	11/21/2007	3,300	13	3,915	0.00
	11/21/2007	115,699	9	181,901	0.03
	11/21/2007	23,626	13	59,866	0.01
	11/21/2007	131,601	9	152,100	0.03
	11/21/2007	41,145	13	37,700	0.01
	11/21/2007	112,769	13	105,053	0.02
	11/21/2007	69,339	13	56,640	0.01
	11/21/2007	64,212	13	57,761	0.01
	11/21/2007	139,236	13	106,846	0.02
	11/21/2007	75,777	13	59,940	0.01
	11/21/2007	264,764	10	303,878	0.06
	11/21/2007	52,287	13	66,105	0.01
	11/21/2007	13,344	13	15,021	0.00
	11/21/2007	91,011	13	79,493	0.01
	11/21/2007	20,215	13	20,213	0.00

PNC Funds, Inc.

Notes to Financial Statements — Continued

10. AFFILIATED ISSUERS

Investments in companies considered to be affiliates of the Funds (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940, as amended) are as follows:

Fund	Name of Issuer	# Shares Held at Start of Period	Gross Share Additions	Gross Share Reductions	# Shares Held at End of Period	Value at End of Period	Investment Income
Growth & Income Fund	PNC Government Money Market Fund	—	661,050	(661,050)	—	$—	$118
Equity Growth Fund	PNC Government Money Market Fund	—	94,261	(94,261)	—	—	7
Limited Maturity Bond Fund	PNC Government Money Market Fund	—	14,584,333	(12,664,370)	1,919,963	1,919,963	9,054
Total Return Bond Fund	PNC Government Money Market Fund	—	17,520,642	(15,802,489)	1,718,153	1,718,153	8,313

	Total Affiliated Issuers				3,638,116	$3,638,116	$17,492

11. REDEMPTION-IN-KIND TRANSACTIONS

During the year ended May 31, 2008, the Funds delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption-in-kind). Cash and securities were transferred for redemptions at a fair value. For financial reporting purposes the Funds recorded net realized gains in connection with the transactions.

Fund Name	Amount Redeemed	Shares Redeemed	Realized Gain on securities transferred
Growth & Income Fund	$87,620,181	4,939,131	$45,106,087
Equity Income Fund	10,996,275	2,527,983	8,285,200
Equity Growth Fund	12,119,261	1,366,320	5,987,179
Capital Opportunities Fund	10,719,466	967,461	2,575,974
International Equity Fund	19,635,071	1,034,514	11,885,181

However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies as discussed in Note 6 to Notes to Financial Statements.

12. CONCENTRATIONS/RISKS (UNAUDITED)

Diversified Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate business, which are subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

The net asset value per share of Capital Opportunities Fund could fluctuate in price more than most Funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax. Certain investments owned by the Funds (primarily Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or (for Tax-Exempt Money Market Fund) may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Fund’s shares.

PNC Funds, Inc.

Notes to Financial Statements — Continued

13. OTHER FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended May 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of ordinary income dividends (dividends from net investment income plus short-term capital gain distributions, if any) paid by the Funds may qualify for a maximum rate of 15%. Complete information is computed and reported in conjunction with your 2008 Form 1099-DIV.

For the period ended May 31, 2008, the percentage of ordinary income dividends that qualify is as follows:

Growth & Income Fund	44.69%
Equity Income Fund	53.03
Equity Growth Fund	100.00
Capital Opportunities Fund	92.65
International Equity Fund	90.50

For the taxable year ended May 31, 2008, the following percentage of ordinary income dividends paid qualify for the dividends received deduction available to corporate shareholders:

Growth & Income Fund	42.39%
Equity Income Fund	51.42
Equity Growth Fund	100.00
Capital Opportunities Fund	94.49

International Equity Fund has elected to give the benefit of foreign tax credits to its shareholders. For the year ended May 31, 2008, the Fund intends on passing through $1,595,432 of ordinary income distributions as a foreign tax credit based on foreign source income of $24,140,210.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Funds paid capital gain distributions (from long-term capital gains) during the fiscal year ended May 31, 2008 as follows:

Growth & Income Fund	$45,504,150
Equity Income Fund	8,868,101
Capital Opportunities Fund	26,232,463
International Equity Fund	77,926,940
Diversified Real Estate Fund*	23,121,420
National Tax-Exempt Bond Fund	446,362

*	Information for the tax year ended December 31, 2007.

14. SUBSEQUENT EVENT

A. At its meeting on July 9, 2008, the Board of Directors of PNC Funds, Inc. (the “Company”) approved the merger of:

•	Growth & Income Fund with and into BlackRock Large Cap Core Fund (a series of BlackRock Large Cap Series Funds, Inc.);

•	Equity Growth Fund with and into BlackRock Capital Appreciation Portfolio ( a series of BlackRock Funds); and

•	Equity Income Fund with and into BlackRock Equity Dividend Fund.

PNC Funds, Inc.

Notes to Financial Statements — Continued

Each merger is intended to be a tax-free reorganization, and each is subject to shareholder approval. Specifically, the Board approved a proposal to transfer all of each Fund’s assets and certain of its liabilities to its respective acquiring BlackRock Fund, in exchange for shares of the respective BlackRock Fund. If a Fund’s shareholders approve the proposal with respect to their Fund, they will receive shares of the acquiring BlackRock Fund, the total value of which will be equal to the total value of their shares of the respective PNC Fund on the date of the merger. After the shares of the BlackRock Fund are transferred, the respective PNC Fund will cease operations. Under the terms of the proposal, shareholders of each respective PNC Fund would become shareholders of its respective acquiring BlackRock Fund. No sales charges would be imposed on the proposed transfer. The Company expects to obtain an opinion of counsel that the transaction will not result in a gain or loss to Fund shareholders for federal income tax purposes.

The Company expects to convene a special meeting of each Fund’s shareholders on, or about, October 31, 2008. If the Fund’s shareholders approve the proposed merger with the respective acquiring BlackRock Fund, the Company anticipates that the merger will take place soon after that meeting. Each Fund’s shareholders will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed in September 2008.

Until the merger is completed, shares of each Fund will continue to be sold and reinvestment of dividends and distributions into shares of each Fund will continue for those shareholders who have elected this option. As always, however, each Fund reserves the right to restrict sales of Fund shares. Shares purchased after the record date set for the special meeting of shareholders will not have the right to vote at the special meeting.

Each Fund’s shareholders also may continue to redeem their Fund shares or exchange their shares for shares of other funds of the Company, as described in the Prospectus, before the closing of the proposed merger.

B. Effective June 15, 2008, Julius Baer Investment Management LLC, a sub-adviser to International Equity Fund, changed its name to Artio Global Management LLC (“Artio”). Artio is wholly owned by Artio Global Investors Inc. (“Artio Global”). Artio Global, formerly known as Julius Baer Americas Inc., is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”).

On February 12, 2008, Holding Ltd. announced that a registration statement had been filed with the Securities and Exchange Commission for a proposed initial public offering (“IPO”) of common stock of Artio Global. Upon completion of the IPO, Holding Ltd will no longer control Artio as all or a portion of the shares of Artio Global owned by Holding Ltd. will be redeemed with the proceeds of the IPO. Immediately after the IPO, it is expected that approximately 70% of Artio will be indirectly owned, collectively, by the public and Holding Ltd. In accordance with its terms, the change of control of Artio results in an “assignment” and an automatic termination of the Fund’s current sub-advisory agreement with Artio. In order for Artio to continue as the sub-adviser to International Equity Fund after the change of control occurs, the shareholders of International Equity Fund must approve a new sub-advisory agreement with Artio. PNC Capital will seek the approval by shareholders of International Equity Fund of a new sub-advisory agreement with Artio prior to the commencement of the IPO, and such approval will only be effective if the change of control occurs.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

PNC Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of PNC Funds, Inc. (formerly Mercantile Funds, Inc.) (the “Funds”), comprising the Prime Money Market Fund, Government Money Market Fund, Tax-Exempt Money Market Fund, Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund, Diversified Real Estate Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund, and National Tax-Exempt Bond Fund, as of May 31, 2008, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for years ended prior to May 31, 2006 were audited by other auditors whose report, dated July 26, 2005, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting PNC Funds, Inc. as of May 31, 2008, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

July 30, 2008

PNC Funds, Inc.

Board Approval of Investment Sub-Advisory Agreement

(Unaudited)

Approval of the Sub-Advisory Agreements for International Equity Fund

The Advisory Agreement authorizes PNC Capital Advisors, Inc. (“PNC Capital”) to employ sub-advisers (each a “Sub-Adviser”) to assist in the performance of any or all of the advisory services to the funds under PNC Capital’s supervision, including the International Equity Fund (the “Fund”) provided that any fees or compensation payable to a Sub-Adviser shall be paid by PNC Capital. In managing the Fund, PNC Capital has implemented a multi-manager approach and allocates the Fund’s assets among two sub-advisers: Artio Global Management LLC (“Artio”), formerly known as Julius Baer Investment Management LLC, and Morgan Stanley Investment Management Limited (“Morgan Stanley”). PNC Capital monitors the performance of each sub-adviser as well as the investment strategy that each sub-adviser uses and may periodically adjust the percentage of assets assigned to the Sub-Advisers.

Artio is wholly owned by Artio Global Investors Inc. (“Artio Global”). Artio Global, formerly known as Julius Baer Americas Inc., is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”). On February 12, 2008, Holding Ltd. announced that a registration statement had been filed with the Securities and Exchange Commission for a proposed initial public offering (“IPO”) of common stock of Artio Global. Upon completion of the IPO, Holding Ltd will no longer control Artio as all or a portion of the shares of Artio Global owned by Holding Ltd. will be redeemed with the proceeds of the IPO. In accordance with its terms, the change of control of Artio will result in an “assignment” and an automatic termination of the current sub-advisory agreement with Artio. In order for Artio to continue as a Sub-Adviser to the Fund after the change of control occurs, shareholders of the Fund must approve a new sub-advisory agreement with Artio.

At the May 13, 2008 regular Board meeting, the Directors, including a majority of the independent Directors who are not “interested persons” under the Investment Company Act of 1940 (“1940 Act”) (the “Independent Directors”), approved the continuation of the sub-advisory agreement between PNC Capital and Artio for an additional one-year period. In the event that the proposed IPO discussed above occurs, the Directors, including a majority of the Independent Directors, also approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”), at the May 13, 2008 regular Board meeting and, an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”), at special Board meeting held on April 1, 2008, to avoid disruption of the Fund’s investment management program. The Directors evaluated the current sub-advisory agreement and the proposed New and Interim Sub-Advisory Agreements in light of information they had requested and received from Artio prior to the meetings. The Directors reviewed these materials with management of PNC Capital and Artio, legal counsel to the Fund and independent legal counsel to the Directors. The Directors also discussed the proposed approval with counsel in an executive session at which no representatives of PNC Capital or Artio were present. The Directors considered whether such approvals would be in the best interests of the Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Artio and the overall fairness of the sub-advisory agreements. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

In approving the continuation of the current sub-advisory agreement and the proposed New and Interim Sub-Advisory Agreements, the Directors considered the nature, extent and quality of the sub-advisory services being rendered by Artio. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Artio dedicated to performing services for the Fund. The Directors also considered Artio’s policies and practices regarding investment selection, brokerage and trading issues including brokerage selection, use of affiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the Fund. The Directors noted that Artio may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Fund’s purchases and sales of portfolio securities. The Directors also considered Artio’s compliance programs, including recent changes to compliance policies and procedures, and any litigation, regulatory, or administrative proceedings pending against Artio or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations that would adversely impact Artio’s services to the Fund. With respect to the New and Interim Sub-Advisory Agreements, the Directors also took into account that (1) the advisory services would remain the same, (2) the material terms of the IPO that would impact Artio and the Fund, including but not limited to the plans to retain key portfolio management personnel and the impact of the IPO to operational matters related to the services Artio provides to the Fund; (3) whether Artio would be sufficiently capitalized following the IPO to continue its operations, (4) the fact that the proposed IPO is not expected to affect Artio’s advisory services to the Fund; and (5) the fact that the current portfolio managers will continue to be involved in the management of the Fund and will remain equity owners of Artio after the IPO. Based on this review, the Directors concluded that Artio had the capabilities, resources and personnel necessary to manage the Fund.

PNC Funds, Inc.

Board Approval of Investment Sub-Advisory Agreement — Continued

(Unaudited)

In assessing the investment performance, the Directors considered the annualized performance of the Fund’s combined portfolio for the various periods ended March 31, 2008 compared to that of the Morningstar category of foreign large-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for the three month, calendar year-to-date, three- and five-year periods, but had underperformed the peer group for the one- and ten-year period. In addition to the performance information received by the Directors from PNC Capital at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Artio during the year that discusses Artio’s portfolio investment performance and holdings as well as its investment outlook and strategy. With respect to the portfolio of the Fund sub-advised by Artio, the Directors reviewed the portfolio’s performance compared to that of the MSCI All-Country World (ex-US) Index. The comparative information showed that gross performance of the portfolio outperformed the index for the three-year and since inception periods ended March 31, 2008. The Directors concluded that the portfolio’s performance was satisfactory.

The Directors also considered the overall fairness of the current sub-advisory agreement and the proposed New and Interim Sub-Advisory Agreements, the fee structure and information related to the profitability of Artio from its association with the Fund. The Directors reviewed the breakpoints in the sub-advisory fee schedules that reduce Artio’s respective fee rate on assets above a specified level for the portfolio of the Fund sub-advised by Artio. The Directors recognized that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale. The Directors noted that economies of scale may be realized by Artio across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors reviewed the sub-advisory fees in relation to fees charged other comparable funds and accounts managed by Artio. With respect to the New and Interim Sub-Advisory Agreements, the Directors also took into account that (1) the sub-advisory fees would remain the same; and (2) that during the interim period, the sub-advisory fees will be held in escrow pending shareholder approval of the New Sub-Advisory Agreement. The Directors concluded that based on the services that Artio would provide to the Fund under the sub-advisory agreements and the information received from Artio relating to expenses incurred by Artio in the performance of its services, the compensation to be paid to Artio was fair and reasonable.

With respect to the New and Interim Sub-Advisory Agreements, the Directors also considered that the Fund would not bear any expenses related to the IPO, including expenses related to the proxy statement, and any costs of indemnifying their officers, directors or agents with respect to the costs of any litigation or regulatory action arising in connection with the IPO. The Directors also considered whether the requirements of Section 15(f) of the 1940 Act would be met following the IPO. Section 15(f) provides, in pertinent part, that affiliated persons (including owners) of an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of the investment advisory contract if, for a period of three years after the time of such action, at least 75% of the members of the board of any investment company which it advises are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and for a two-year period there is no “unfair burden” (as defined in the 1940 Act) imposed on any such investment company as a result of the sale.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the current sub-advisory agreement and the proposed New and Interim Sub-Advisory Agreements were reasonable and fair and that approval of these agreements with Artio is in the best interests of the Fund and its shareholders.

At the May 13, 2008 regular Board meeting, the Directors, including a majority of the Independent Directors, also approved the continuation of the sub-advisory agreement between PNC Capital and Morgan Stanley for an additional one-year period. In reaching their decision the Directors, with the assistance of independent counsel, considered their legal responsibilities and evaluated the sub-advisory agreement in light of the related information provided by Morgan Stanley in advance of the meeting. The Directors reviewed these materials with representatives of PNC Capital, Morgan Stanley, counsel to the Fund and independent counsel to the Directors. The Directors considered whether such approval would be in the best interests of the Fund and its shareholders, focusing primarily on the nature and quality of the services provided by Morgan Stanley and the overall fairness of the sub-advisory agreement. In their deliberations, the Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Director attributed different weights to the various factors.

In approving the continuation of the sub-advisory agreement, the Directors considered the nature, extent and quality of the sub-advisory services being rendered by Morgan Stanley. The Directors considered the investment management style, experience and staffing of the portfolio management and investment research personnel of Morgan Stanley dedicated to performing services for the Fund. The Directors also considered Morgan Stanley’s policies and practices regarding investment selection, brokerage and trading issues including brokerage selection, use of affiliated brokers, best execution, use of electronic communication networks, research, soft dollars, directed brokerage and allocation of portfolio transactions for the Fund. The Directors noted that Morgan Stanley may benefit from soft dollar arrangements whereby it receives brokerage and research services from

PNC Funds, Inc.

Board Approval of Investment Sub-Advisory Agreement — Continued

(Unaudited)

brokers that execute the Fund’s purchases and sales of portfolio securities. The Directors also considered Morgan Stanley’s compliance program and any litigation, regulatory, or administrative proceedings pending against Morgan Stanley or its principal executive officers alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations that would adversely impact Morgan Stanley’s services to the Fund. Based on this review, the Directors concluded Morgan Stanley had the capabilities, resources and personnel necessary to manage the Fund.

In assessing the investment performance, the Directors considered the annualized performance of the Fund’s combined portfolio for the various periods ended March 31, 2008 compared to that of the Morningstar category of foreign large-cap blend funds for the same periods. The comparative information showed that the Fund outperformed the average performance of the Morningstar category for the three month, calendar year-to-date, three- and five-year periods, but had underperformed the peer group for the one- and ten-year period. In addition to the performance information received by the Directors from PNC Capital at each regularly scheduled Board meeting, the Directors routinely receive detailed information from Morgan Stanley during the year that discusses the portion of the Fund’s investment performance and holdings as well as Morgan Stanley’s investment outlook and strategy. With respect to the portfolio of the Fund sub-advised by Morgan Stanley, the Director’s reviewed the portfolio’s performance compared to that of the MSCI EAFE Index. The comparative information showed that gross performance of the portfolio outperformed the index for the year-to-date, one-year and since inception periods ended March 31, 2008 and underperformed the three- and five-year periods. The Directors concluded that the portfolio’s performance was satisfactory.

The Directors also considered the overall fairness of the sub-advisory agreement with Morgan Stanley, the fee structure and information related to the profitability of Morgan Stanley from its association with the Fund. The Directors reviewed the breakpoints in the sub-advisory fee schedules that reduce Morgan Stanley’s fee rate on assets above a specified level. The Directors recognized that breakpoints may be an appropriate way for Morgan Stanley to share its economies of scale. The Directors noted that economies of scale may be realized by Morgan Stanley across similar products and services and recognized that it is difficult to assess economies of scale because different advisers have varied cost structures and services models. In addition, the Directors reviewed the fees in relation to fees charged other comparable funds and accounts managed by Morgan Stanley. The Directors concluded that based on the services that Morgan Stanley provides to the Fund under the sub-advisory agreement and the information received from Morgan Stanley relating to expenses incurred by it in the performance of such services, the compensation to be paid to Morgan Stanley was fair and reasonable.

Based on its evaluation of all material factors, including those described above, the Directors concluded that the terms of the sub-advisory agreement was reasonable and fair and that approval of the continuation of the sub-advisory agreement with Morgan Stanley was in the best interests of the Fund and its shareholders.

PNC Funds, Inc.

Shareholder Expense Example

(Unaudited)

As a shareholder of PNC Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in PNC Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 through May 31, 2008.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this year.

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Expenses Paid During Period* 12/1/07 – 5/31/08	Annualized Expense Ratio During Period 12/1/07 –5/31/08
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,016.80	$2.02	0.40%
Class A Shares	1,000.00	1,014.27	4.53	0.90%
Class C Shares	1,000.00	1,014.27	4.53	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,015.03	2.02	0.40%
Class A Shares	1,000.00	1,012.51	4.53	0.90%
Class C Shares	1,000.00	1,013.49	3.72	0.74%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,010.83	2.01	0.40%
Class A Shares	1,000.00	1,008.32	4.52	0.90%
Class C Shares	1,000.00	1,008.94	4.02	0.80%
Growth & Income Fund
Institutional Shares	1,000.00	938.41	3.78	0.78%
Class A Shares	1,000.00	936.07	6.20	1.28%
Class C Shares	1,000.00	934.31	8.61	1.78%
Equity Income Fund
Institutional Shares	1,000.00	903.82	3.71	0.78%
Class A Shares	1,000.00	900.86	6.08	1.28%
Class C Shares	1,000.00	898.86	8.45	1.78%
Equity Growth Fund
Institutional Shares	1,000.00	978.48	3.86	0.78%
Class A Shares	1,000.00	975.49	6.32	1.28%
Class C Shares	1,000.00	973.68	8.73	1.77%
Capital Opportunities Fund
Institutional Shares	1,000.00	961.05	6.28	1.28%
Class A Shares	1,000.00	958.72	8.72	1.78%
Class C Shares	1,000.00	956.12	11.15	2.28%
International Equity Fund
Institutional Shares	1,000.00	973.29	5.67	1.15%
Class A Shares	1,000.00	970.69	7.73	1.57%
Class C Shares	1,000.00	968.36	10.48	2.13%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,018.32	5.45	1.08%
Class A Shares	1,000.00	1,016.07	7.96	1.58%
Class C Shares	1,000.00	1,013.02	10.47	2.08%

PNC Funds, Inc.

Shareholder Expense Example — Continued

(Unaudited)

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Expenses Paid During Period* 12/1/07 –5/31/08	Annualized Expense Ratio During Period 12/1/07 – 5/31/08
Limited Maturity Bond Fund
Institutional Shares	$1,000.00	$1,019.96	$2.68	0.53%
Class A Shares	1,000.00	1,017.44	5.19	1.03%
Class C Shares	1,000.00	1,014.89	7.71	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,011.19	2.66	0.53%
Class A Shares	1,000.00	1,008.66	5.17	1.03%
Class C Shares	1,000.00	1,006.17	7.67	1.53%
Maryland Tax Exempt Bond Fund
Institutional Shares	1,000.00	1,014.96	2.67	0.53%
Class A Shares	1,000.00	1,012.43	5.18	1.03%
Class C Shares	1,000.00	1,009.92	7.69	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.69	2.68	0.53%
Class A Shares	1,000.00	1,020.14	5.20	1.03%
Class C Shares	1,000.00	1,017.59	7.72	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,019.55	2.68	0.53%
Class A Shares	1,000.00	1,015.87	5.19	1.03%
Class C Shares	1,000.00	1,014.43	7.71	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each PNC Funds, Inc.’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Expenses Paid During Period* 12/1/07 – 5/31/08	Annualized Expense Ratio During Period 12/1/07 – 5/31/08
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,023.00	$2.02	0.40%
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Class C Shares	1,000.00	1,020.50	4.55	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,023.00	2.02	0.40%
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Class C Shares	1,000.00	1,021.30	3.74	0.74%

PNC Funds, Inc.

Shareholder Expense Example — Concluded

(Unaudited)

	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Expenses Paid During Period* 12/1/07 – 5/31/08	Annualized Expense Ratio During Period 12/1/07 – 5/31/08
Tax-Exempt Money Market Fund
Institutional Shares	$1,000.00	$1,023.00	$2.02	0.40%
Class A Shares	1,000.00	1,020.50	4.55	0.90%
Class C Shares	1,000.00	1,021.00	4.04	0.80%
Growth & Income Fund
Institutional Shares	1,000.00	1,021.10	3.94	0.78%
Class A Shares	1,000.00	1,018.60	6.46	1.28%
Class C Shares	1,000.00	1,016.10	8.97	1.78%
Equity Income Fund
Institutional Shares	1,000.00	1,021.10	3.94	0.78%
Class A Shares	1,000.00	1,018.60	6.46	1.28%
Class C Shares	1,000.00	1,016.10	8.97	1.78%
Equity Growth Fund
Institutional Shares	1,000.00	1,021.10	3.94	0.78%
Class A Shares	1,000.00	1,018.60	6.46	1.28%
Class C Shares	1,000.00	1,016.15	8.92	1.77%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,018.60	6.46	1.28%
Class A Shares	1,000.00	1,016.10	8.97	1.78%
Class C Shares	1,000.00	1,013.60	11.48	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,019.25	5.81	1.15%
Class A Shares	1,000.00	1,017.15	7.92	1.57%
Class C Shares	1,000.00	1,014.35	10.73	2.13%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,019.60	5.45	1.08%
Class A Shares	1,000.00	1,017.10	7.97	1.58%
Class C Shares	1,000.00	1,014.60	10.48	2.08%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.35	2.68	0.53%
Class A Shares	1,000.00	1,019.85	5.20	1.03%
Class C Shares	1,000.00	1,017.35	7.72	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,022.35	2.68	0.53%
Class A Shares	1,000.00	1,019.85	5.20	1.03%
Class C Shares	1,000.00	1,017.35	7.72	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.35	2.68	0.53%
Class A Shares	1,000.00	1,019.85	5.20	1.03%
Class C Shares	1,000.00	1,017.35	7.72	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.35	2.68	0.53%
Class A Shares	1,000.00	1,019.85	2.68	1.03%
Class C Shares	1,000.00	1,017.35	7.72	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.35	2.68	0.53%
Class A Shares	1,000.00	1,019.85	5.20	1.03%
Class C Shares	1,000.00	1,017.35	7.72	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.

PNC Funds, Inc.

Directors and Officers

(Unaudited)

The business and affairs of PNC Funds, Inc. (the “Company”) are managed under the general supervision of the Company’s Board of Directors in accordance with the laws of the State of Maryland and the Company’s Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Interested Directors.” Directors who are not deemed to be “interested persons” of the Company are referred to as “Independent Directors.” The address of each of the Directors and Officers is Two Hopkins Plaza, Baltimore, Maryland, 21201.

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee
INDEPENDENT DIRECTORS

L. White Matthews, III Age: 62	Director	Since 2003	Retired since 2001; Chairman, Ceridian Corporation, 2006 to present.	PNC Alternative Investment Funds (9 funds); Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller Age: 65	Director	Since 1998	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	PNC Alternative Investment Funds (9 funds); Bradmer Pharmaceuticals Inc. (pharmaceuticals).

John R. Murphy[1] Age: 74	Director and Chairman of the Board	Since 1994	Vice Chairman, National Geographic Society, March 1998 to present.	PNC Alternative Investment Funds (9 funds); Omnicom Group, Inc. (media and marketing services); Sirsi Dynix (technology).

George R. Packard, III Age: 76	Director	Since 1989	President, U.S. Japan Foundation, July 1998 to present.	PNC Alternative Investment Funds (9 funds).

Thomas L. Owsley Age: 67	Director	Since 2005	Retired since August 2004; President, Chief Executive Officer and Chief Operating Officer, Crown Central Petroleum Corporation, 2003 to August 2004; Senior Vice President, General Counsel and Corporate Secretary, Crown Petroleum Corporation 2001 to 2003.	PNC Alternative Investment Funds (9 funds).

INTERESTED DIRECTOR

Decatur H. Miller[2] Age: 76	Director	Since 1989	Retired.	PNC Alternative Investment Funds (9 funds).

[1]

From August 1, 2007 through September 28, 2007, Citigroup, Inc. became a “controlling person”, for 1940 Act purposes, of the Fund’s Distributor. Because Mr. Murphy owns shares of stock in Citigroup, Inc. he was an interested Director of the Company during that limited period.

[2]	Mr. Miller is an “interested person” of the Company because he is a co-trustee of a trust for which PNC Bank, N.A., the parent company of PNC Capital Advisors, Inc. (“PCA”), is also a co-trustee.

PNC Funds, Inc.

Directors and Officers

(Unaudited)

OFFICERS

Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company’s officers who are not Directors.

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie Age: 47	President	Since 2004	President and Chief Executive Officer, PCA, since March 2004; Chief Investment Officer of PCA since 2002; Chief Investment Officer of PNC Wealth Management since 2007; Partner of Brown Investment Advisory & Trust Company from 1999 to 2002.

Jennifer E. Spratley Age: 39	Vice President and Treasurer	Since 2008 and September 2007, respectively	Treasurer and Vice President, PCA since September 2007; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Global Fund Services 1999 to 2007.

Edward J. Veilleux Age: 64	Assistant Vice President and Chief Compliance Officer	Since 2004	President, EJV Financial Services (consulting) since 2002; Senior Vice President, Old Mutual Advisor Funds II, since 2005; Vice President, Swiss Helvetia Fund, since 1987; Vice President, Hillard Lyons Government Fund, since 2004; Vice President, ISI Funds since 1986; Chief Compliance Officer, Victory Funds, since 2005; Director, Deutsche Asset Management, 1987 to 2002.

Jennifer E. Vollmer Age: 36	Secretary	Since 2002	Senior Counsel, The PNC Financial Services Group, Inc. since march 2007; Secretary, PCA since 2001; Vice President, PCA 2001 to 2007.

Savonne L. Ferguson Age: 34	Assistant Secretary	Since 2004	Vice President, PCA since September 2007; Assistant Vice President, PCA, 2002 to 2007.

Additional information regarding the Directors and Officers may be found in the Company’s statement of additional information, which is available without charge upon request, by calling 800-551-2145.

For more information

Proxy Voting Policies and Procedures

Federal law requires the Company, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-551-2145, (ii) on the Fund’s website at www.pncfunds.com, or (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 800-551-2145, and on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

PNC Capital Advisors, Inc.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

PNC Global Investment Servicing (U.S.) Inc.

Pawtucket, RI

Distributor:

PNC Fund Distributor, LLC

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the PNC Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by PNC Capital Advisors, Inc. or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that L. White Matthews, III is qualified to serve as the committee financial expert serving on its audit committee and that he is “independent,” as defined by this Item. A person who is determined to be an audit committee financial expert pursuant to this Item will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $200,500 for 2007 and $216,500 for 2008.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $99,000 for 2007 and $77,000 for 2008.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

(e)(1)	The Audit Committee’s policy is to approve prior to appointment the engagement of the auditor to provide non-audit services to the Company, its investment adviser (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to each Company, if the engagement relates directly to the operations and financial reporting of each Company. The prior approval requirement will be waived if the aggregate amount of all such non-audit services provided that had not been pre-approved constitutes no more than 5% of the total amount of revenues paid to the auditor by the Company and its adviser affiliates during the fiscal year for which the services are provided. A waiver of the pre-approval requirement will only apply to services not recognized by the Company at the time of the auditor’s engagement and if the services are promptly brought to the attention of the Company and approved by the Company’s Audit Committee prior to completion of the audit.

(e)(2)	During the Company’s last fiscal year, there were no waivers of the requirement that non-audit services provided to the Company or any adviser affiliate be pre-approved.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $99,000 for 2007 and $77,000 for 2008.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedules of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, PNC Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11.	Controls and Procedures.

(a)

The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Funds, Inc.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President and Principal Executive Officer (principal executive officer)

Date August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President and Principal Executive Officer (principal executive officer)

Date August 7, 2008

By (Signature and Title)*	/s/ Jennifer E. Spratley
Jennifer E. Spratley, Treasurer and Principal Financial Officer (principal financial officer)

Date August 7, 2008

*	Print the name and title of each signing officer under his or her signature.